      As filed with the Securities and Exchange Commission on April 22, 2009

                                                    Registration Nos. 333-147509
                                                                      811- 21851

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


  Registration Statement Under the Securities Act of 1933               [ ]
           Pre-Effective Amendment No.                                  [ ]
           Post-Effective Amendment No. 1                               [X]
  Registration Statement Under the Investment Company Act of 1940       [ ]
           Amendment No. 6                                              [X]


                  MetLife Investors USA Variable Life Account A
                           (Exact Name of Registrant)
                     MetLife Investors USA Insurance Company
                               (Name of Depositor)
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
              (Address of depositor's principal executive offices)
                              ---------------------
                            Richard C. Pearson, Esq.
                  Vice President and Associate General Counsel
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                     (Name and address of agent for service)

                                    Copy to:
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415



It is proposed that this filing will become effective (check appropriate box)



[ ]  immediately upon filing pursuant to paragraph (b)




[X]  on May 1, 2009 pursuant to paragraph (b)




[ ]  60 days after filing pursuant to paragraph (a)(1)



[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485



[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A



                              EQUITY ADVANTAGE VUL



                       SUPPLEMENT DATED MAY 1, 2009 TO THE


                          PROSPECTUS DATED MAY 1, 2009



     If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are follows:





     1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.



     2. You will not be subject to the monthly Policy Charge.



     3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                MetLife Investors USA Variable Life Account A of
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A

Artio International Stock Portfolio


Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio


FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio


Jennison Growth Portfolio



Loomis Sayles Small Cap Core Portfolio


Loomis Sayles Small Cap Growth Portfolio


Met/Artisan Mid Cap Value Portfolio

MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A (except
  as noted)
American Funds Balanced Allocation Portfolio--
  Class B
American Funds Growth Allocation Portfolio--Class B
American Funds Moderate Allocation Portfolio--
  Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio


Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio

SSgA Growth and Income ETF Portfolio


SSgA Growth ETF Portfolio

T. Rowe Price Mid Cap Growth Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund


     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE PORTFOLIO PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.
                                   MAY 1, 2009

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-7
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-11
HOW THE POLICY WORKS...................................................    A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-16
     The Company.......................................................    A-16
     The Separate Account..............................................    A-16
     The Portfolios....................................................    A-16
     Share Classes of the Portfolios...................................    A-20
     Certain Payments We Receive with Regard to the Portfolios.........    A-20
     Selection of the Portfolios.......................................    A-20
     Voting Rights.....................................................    A-21
     Rights Reserved by MetLife Investors USA..........................    A-21
THE POLICIES...........................................................    A-22
     Purchasing a Policy...............................................    A-22
     Replacing Existing Insurance......................................    A-22
     Policy Owner and Beneficiary......................................    A-22
     24 Month Conversion Right.........................................    A-23
PREMIUMS...............................................................    A-23
     Flexible Premiums.................................................    A-23
     Amount Provided for Investment under the Policy...................    A-23
     Right to Examine Policy...........................................    A-24
     Allocation of Net Premiums........................................    A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
  DESIGNATED OFFICE....................................................    A-25
     Payment of Proceeds...............................................    A-26
CASH VALUE.............................................................    A-26
DEATH BENEFITS.........................................................    A-27
     Death Proceeds Payable............................................    A-28
     Change in Death Benefit Option....................................    A-28
     Increase in Face Amount...........................................    A-29
     Reduction in Face Amount..........................................    A-29
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-30
     Surrender.........................................................    A-30
     Partial Withdrawal................................................    A-30
TRANSFERS..............................................................    A-32
     Transfer Option...................................................    A-32
AUTOMATED INVESTMENT STRATEGIES........................................    A-34

                                                                           PAGE
                                                                           ----
LOANS..................................................................    A-35
LAPSE AND REINSTATEMENT................................................    A-36
     Lapse.............................................................    A-36
     Reinstatement.....................................................    A-37
ADDITIONAL BENEFITS BY RIDER...........................................    A-37
THE FIXED ACCOUNT......................................................    A-38
     General Description...............................................    A-38
     Values and Benefits...............................................    A-38
     Policy Transactions...............................................    A-38
CHARGES................................................................    A-39
     Deductions from Premiums..........................................    A-40
     Surrender Charge..................................................    A-40
     Partial Withdrawal Charge.........................................    A-42
     Transfer Charge...................................................    A-42
     Illustration of Benefits Charge...................................    A-42
     Monthly Deduction from Cash Value.................................    A-42
     Loan Interest Spread..............................................    A-44
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-44
TAX CONSIDERATIONS.....................................................    A-45
     Introduction......................................................    A-45
     Tax Status of the Policy..........................................    A-45
     Tax Treatment of Policy Benefits..................................    A-45
     MetLife Investors USA's Income Taxes..............................    A-49
DISTRIBUTION OF THE POLICIES...........................................    A-49
LEGAL PROCEEDINGS......................................................    A-51
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    A-52
FINANCIAL STATEMENTS...................................................    A-52
GLOSSARY...............................................................    A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER
  VALUES...............................................................    A-55

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.




TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.




CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.



SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.



PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.



SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).



RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.



TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.



Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.



If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.



See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.



LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.


We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.


If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.


LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------



(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (11 in FL) (and,
                           with respect to a face
                           amount increase, in the
                           first ten Policy years
                           (11 in FL) after the
                           increase)


  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------



(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES




---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)

  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)

  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount       Monthly                    $15 in Policy year 1       $15 in Policy year 1
  between $50,000 and                                 $8 in Policy years 2+      $8 in Policy years 2+
  $249,999
---------------------------------------------------------------------------------------------------------
 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------
 Coverage Expense
 Charge(5)

  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)

  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------



(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):




---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum      Monthly                    $.20 to $1.88 per $10 of   $.20 to $1.88 per $10 of
  Charge                                              initial daily benefit      initial daily benefit
                                                      amount                     amount

  Charge for a male        Monthly                    $.37 per $10 of initial    $.37 per $10 of initial
  insured, age 35, in                                 daily benefit amount       daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Acceleration of Death     At time of benefit         Not currently charged      One-time fee of $150
 Benefit Rider             payment
---------------------------------------------------------------------------------------------------------

 Overloan Protection       At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
 Rider                                                Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2008. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.29%      1.32%

     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2008, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                    ACQUIRED
                                                                   FUND FEES   GROSS TOTAL    FEE WAIVERS    NET TOTAL
                                     MANAGEMENT    OTHER   12B-1      AND         ANNUAL      AND EXPENSE      ANNUAL
                                        FEES     EXPENSES   FEES  EXPENSES(1)    EXPENSES   REIMBURSEMENTS  EXPENSES(2)
                                     ----------  --------  -----  -----------  -----------  --------------  -----------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Artio International Stock
  Portfolio........................     0.82%      0.13%      --        --        0.95%          0.03%          0.92%(3)
Barclays Capital Aggregate Bond
  Index Portfolio..................     0.25%      0.04%      --        --        0.29%          0.01%          0.28%(4)
BlackRock Aggressive Growth
  Portfolio........................     0.72%      0.05%      --        --        0.77%             --          0.77%
BlackRock Bond Income Portfolio....     0.38%      0.05%      --        --        0.43%          0.01%          0.42%(5)
BlackRock Diversified Portfolio....     0.45%      0.04%      --        --        0.49%             --          0.49%
BlackRock Large Cap Value
  Portfolio........................     0.67%      0.05%      --        --        0.72%             --          0.72%
BlackRock Legacy Large Cap Growth
  Portfolio........................     0.73%      0.05%      --        --        0.78%          0.01%          0.77%(6)
BlackRock Strategic Value
  Portfolio........................     0.84%      0.05%      --        --        0.89%             --          0.89%
Davis Venture Value Portfolio......     0.70%      0.03%      --        --        0.73%          0.04%          0.69%(7)
FI Mid Cap Opportunities
  Portfolio........................     0.68%      0.07%      --        --        0.75%             --          0.75%
FI Value Leaders Portfolio.........     0.65%      0.06%      --        --        0.71%             --          0.71%
Jennison Growth Portfolio..........     0.63%      0.04%      --        --        0.67%             --          0.67%
Loomis Sayles Small Cap Core
  Portfolio........................     0.90%      0.06%      --        --        0.96%          0.05%          0.91%(8)
Loomis Sayles Small Cap Growth
  Portfolio........................     0.90%      0.13%      --        --        1.03%          0.06%          0.97%(9)
Met/Artisan Mid Cap Value
  Portfolio........................     0.81%      0.04%      --        --        0.85%             --          0.85%
MetLife Mid Cap Stock Index
  Portfolio........................     0.25%      0.08%      --        --        0.33%          0.01%          0.32%(4)
MetLife Stock Index Portfolio......     0.25%      0.04%      --        --        0.29%          0.01%          0.28%(4)
MFS(R) Total Return Portfolio......     0.53%      0.05%      --        --        0.58%             --          0.58%
MFS(R) Value Portfolio.............     0.72%      0.08%      --        --        0.80%          0.07%          0.73%(10)
Morgan Stanley EAFE(R) Index
  Portfolio........................     0.30%      0.12%      --     0.01%        0.43%          0.01%          0.42%(11)
Neuberger Berman Mid Cap Value
  Portfolio........................     0.65%      0.04%      --        --        0.69%             --          0.69%
Oppenheimer Global Equity
  Portfolio........................     0.52%      0.09%      --        --        0.61%             --          0.61%
Russell 2000(R) Index Portfolio....     0.25%      0.07%      --     0.01%        0.33%          0.01%          0.32%(4)
T. Rowe Price Large Cap Growth
  Portfolio........................     0.60%      0.07%      --        --        0.67%             --          0.67%
T. Rowe Price Small Cap Growth
  Portfolio........................     0.51%      0.08%      --        --        0.59%             --          0.59%
Western Asset Management Strategic
  Bond Opportunities Portfolio.....     0.60%      0.05%      --        --        0.65%             --          0.65%
Western Asset Management U.S.
  Government Portfolio.............     0.48%      0.04%      --        --        0.52%             --          0.52%
MetLife Conservative Allocation
  Portfolio........................     0.10%      0.02%      --     0.56%        0.68%          0.02%          0.66%(12)
MetLife Conservative to Moderate
  Allocation Portfolio.............     0.09%      0.01%      --     0.61%        0.71%             --          0.71%(12)
MetLife Moderate Allocation
  Portfolio........................     0.07%         --      --     0.65%        0.72%             --          0.72%(12)
MetLife Moderate to Aggressive
  Allocation Portfolio.............     0.07%         --      --     0.68%        0.75%             --          0.75%(12)
MetLife Aggressive Allocation
  Portfolio........................     0.10%      0.03%      --     0.72%        0.85%          0.03%          0.82%(12)

MET INVESTORS SERIES TRUST -- CLASS
  A (EXCEPT AS NOTED)

American Funds Balanced Allocation
  Portfolio -- Class B.............     0.10%      0.01%   0.25%     0.40%        0.76%          0.01%          0.75%(13)
American Funds Growth Allocation
  Portfolio -- Class B.............     0.10%      0.05%   0.25%     0.38%        0.78%          0.05%          0.73%(13)
American Funds Moderate Allocation
  Portfolio -- Class B.............     0.10%      0.50%   0.25%     0.42%        1.27%          0.50%          0.77%(13)
BlackRock Large Cap Core
  Portfolio........................     0.58%      0.04%      --        --        0.62%             --          0.62%

                                                                    ACQUIRED
                                                                   FUND FEES   GROSS TOTAL    FEE WAIVERS    NET TOTAL
                                     MANAGEMENT    OTHER   12B-1      AND         ANNUAL      AND EXPENSE      ANNUAL
                                        FEES     EXPENSES   FEES  EXPENSES(1)    EXPENSES   REIMBURSEMENTS  EXPENSES(2)
                                     ----------  --------  -----  -----------  -----------  --------------  -----------
Clarion Global Real Estate
  Portfolio........................     0.63%      0.06%      --        --        0.69%             --          0.69%
Harris Oakmark International
  Portfolio........................     0.78%      0.07%      --        --        0.85%             --          0.85%
Janus Forty Portfolio..............     0.64%      0.03%      --        --        0.67%             --          0.67%
Lazard Mid Cap Portfolio...........     0.69%      0.05%      --        --        0.74%             --          0.74%(14)
Legg Mason Partners Aggressive
  Growth Portfolio.................     0.63%      0.02%      --        --        0.65%             --          0.65%
Legg Mason Value Equity Portfolio..     0.63%      0.04%      --        --        0.67%             --          0.67%
Lord Abbett Bond Debenture
  Portfolio........................     0.50%      0.03%                --        0.53%             --          0.53%
Met/AIM Small Cap Growth
  Portfolio........................     0.86%      0.03%      --        --        0.89%             --          0.89%
Met/Franklin Income Portfolio......     0.80%      0.23%      --        --        1.03%          0.03%          1.00%(15,16)
Met/Franklin Mutual Shares
  Portfolio........................     0.80%      0.52%      --        --        1.32%          0.42%          0.90%(15)
Met/Franklin Templeton Founding
  Strategy Portfolio...............     0.05%      0.02%      --     0.89%        0.96%          0.02%          0.94%(17)
Met/Templeton Growth Portfolio.....     0.70%      0.57%      --        --        1.27%          0.45%          0.82%(18)
MFS(R) Research International
  Portfolio........................     0.70%      0.07%      --        --        0.77%             --          0.77%
Oppenheimer Capital Appreciation
  Portfolio........................     0.59%      0.03%      --        --        0.62%             --          0.62%
PIMCO Inflation Protected Bond
  Portfolio........................     0.49%      0.04%      --        --        0.53%             --          0.53%
PIMCO Total Return Portfolio.......     0.48%      0.04%      --        --        0.52%             --          0.52%()
RCM Technology Portfolio...........     0.88%      0.09%      --        --        0.97%             --          0.97%
SSgA Growth and Income ETF
  Portfolio........................     0.33%      0.09%      --     0.20%        0.62%          0.03%          0.59%(19,20)
SSgA Growth ETF Portfolio..........     0.33%      0.08%      --     0.21%        0.62%          0.03%          0.59%(19,14)
T. Rowe Price Mid Cap Growth
  Portfolio........................     0.75%      0.03%      --        --        0.78%             --          0.78%

AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund...........     0.39%      0.01%   0.25%        --        0.65%             --          0.65%
American Funds Global Small
  Capitalization Fund..............     0.71%      0.03%   0.25%        --        0.99%             --          0.99%
American Funds Growth Fund.........     0.32%      0.01%   0.25%        --        0.58%             --          0.58%
American Funds Growth-Income Fund..     0.27%      0.01%   0.25%        --        0.53%             --          0.53%




--------

(1) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

(2) Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.


(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.

(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.



(12) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.



(13) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.



(14) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.



(15) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.



(16) Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 0.88% for the Class A shares and 1.14% for the Class B shares.



(17) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



(18) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 0.80% for the Class A shares and 1.05% for the Class B shares.





(19) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Advisor has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.



(20) Other Expenses include 0.03% of deferred expense reimbursement from a prior period.





     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. Death benefits in excess of Policy cash value are paid from our general account. Death benefits paid from the general account are subject to the claims-paying ability of MetLife Investors USA.

THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Artio International Stock        Artio Global Management LLC(1)   Long-term growth of capital.
  Portfolio (formerly Julius
  Baer International Stock
  Portfolio)

Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
  (formerly Lehman Brothers                                       Aggregate Bond Index.
  Aggregate Bond Index
  Portfolio)

BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio

BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.

BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.

BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------

BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio

BlackRock Strategic Value        BlackRock Advisors, LLC          High total return, consisting
  Portfolio                                                       principally of capital
                                                                  appreciation.

Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(2)

FI Mid Cap Opportunities         Pyramis Global Advisors, LLC     Long-term growth of capital.
  Portfolio

FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.

Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.

Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio (formerly Loomis                                      investments in common stocks
  Sayles Small Cap Portfolio)                                     or other equity securities.

Loomis Sayles Small Cap Growth   Loomis Sayles & Company,         Long-term capital growth.
  Portfolio (formerly Franklin   L.P.(3)
  Templeton Small Cap Growth
  Portfolio)

Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio (formerly Harris     Partnership(4)
  Oakmark Focused Value
  Portfolio)

MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's MidCap
                                                                  400 Composite Stock Price
                                                                  Index.

MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.

MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.

MFS(R) Value Portfolio           Massachusetts Financial          Capital appreciation.
                                 Services Company

Morgan Stanley EAFE(R) Index     MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE Index.

Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC

Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio

Russell 2000(R) Index            MetLife Investment Advisors      To equal the return of the
  Portfolio                      Company, LLC                     Russell 2000 Index.

T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.

T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio

Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.

Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------

MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.

MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.

MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.

MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio

MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio



MET INVESTORS SERIES TRUST                     ADVISER: METLIFE ADVISERS, LLC(5)



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Balanced          N/A                              A balance between a high level
  Allocation Portfolio                                            of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.

American Funds Growth            N/A                              Growth of capital.
  Allocation Portfolio

American Funds Moderate          N/A                              A high total return in the
  Allocation Portfolio                                            form of income and growth of
                                                                  capital, with a greater
                                                                  emphasis on income.

BlackRock Large Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
  Portfolio

Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities, L.P.                 investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.

Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.

Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.

Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.

Legg Mason Partners Aggressive   ClearBridge Advisors, LLC        Capital appreciation.
  Growth Portfolio

Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.

Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.

Met/AIM Small Cap Growth         Invesco Aim Capital              Long-term growth of capital.
  Portfolio                      Management, Inc.

Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------

Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.

Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.

Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited

MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company

Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
  Appreciation Portfolio

PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.

RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
                                                                  consideration is given to
                                                                  income.

SSgA Growth and Income ETF       SSgA Funds Management, Inc.(6)   Growth of capital and income.
  Portfolio (formerly Cyclical
  Growth and Income ETF
  Portfolio)

SSgA Growth ETF Portfolio        SSgA Funds Management, Inc.(6)   Growth of capital.
  (formerly Cyclical Growth
  ETF Portfolio)

T. Rowe Price Mid Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
  Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              Maximize current income and
                                                                  preserve capital by investing
                                                                  primarily in fixed-income
                                                                  securities.

American Funds Global Small      N/A                              Capital appreciation through
  Capitalization Fund                                             stocks.

American Funds Growth Fund       N/A                              Capital appreciation through
                                                                  stocks.

American Funds Growth-Income     N/A                              Capital appreciation and
  Fund                                                            income.


--------


(1) Prior to May 1, 2009, Julius Baer Investment Management LLC was the sub-adviser to this Portfolio.





(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



(3) Prior to January 5, 2009, Franklin Advisers, Inc. was the sub-adviser to this Portfolio.



(4) Prior to May 1, 2009, Harris Associates, L.P. was the sub-adviser to this Portfolio.



(5) Prior to May 1, 2009, Met Investors Advisory, LLC was the adviser to the Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC.



(6) Prior to September 2, 2008, Gallatin Asset Management, Inc. was the sub-adviser to this Portfolio.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.



     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)


     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy

Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                      MetLife Investors USA
                                      P.O. Box 371351
                                      Pittsburgh, PA 15250-7351

Payment Inquiries and                 MetLife Investors USA
Correspondence                        P.O. Box 30375
                                      Tampa, FL 33630-3375

Beneficiary and Ownership             MetLife Investors USA
Changes                               P.O. Box 541
                                      Warwick, RI 02887-0541

Surrenders, Loans,                    MetLife Investors USA
Withdrawals and                       P.O. Box 543
Investment Division Transfers         Warwick, RI 02887-0543

Cancellations (Right to Examine       MetLife Investors USA
Policy Period)                        Free Look Unit
                                      500 Schoolhouse Road
                                      Johnstown, PA 15904

Death Claims                          MetLife Investors USA
                                      P.O. Box 353
                                      Warwick, RI 02887-0353


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries


     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.




     Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.



     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the

Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


Face Amount:.........    $          350,000
Death Benefit             Option A -- Level
  Option:............
Cash Value:..........    $           12,000
Surrender Charge:....    $          - 4,900    ($14.00 x $350,000/1,000)
                         ------------------
Cash Surrender
  Value:.............    $            7,100
                                       x 20%
                         ------------------
Withdrawal Amount:...    $            1,420




     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:



                               Withdrawal Amount in
Surrender Charge        x      Excess of Free Withdrawal            =      Surrender Charge
                               ---------------------------------
                               Face Amount less Surrender Charge           On Withdrawal

       $4,900           x                     $710                  =      $10
                               ---------------------------------
                                       $350,000 - $4,900






     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.


The effect of the withdrawal on the Policy would be as follows:


Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680



     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION


     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Artio International Stock Portfolio, BlackRock Strategic Value Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored

Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATOR. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

     ALLOCATOR. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCER. The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.


     INDEX SELECTOR. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums")are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. (Not available in California.)

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.


     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability. (Not available in Connecticut or Florida. Not currently available in Virginia or Puerto Rico.)


     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT, which provides for the payment of an additional death benefit in the event of the insured's death by accident.


     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)


     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary.

The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

              NET
PREMIUM     PREMIUM
-------     -------
 $4,000      $4,000
              - 175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges

             $3,825   Net Premium





SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.


                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                       9.50
                                                        10                       0.00



     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.


                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                      11.87
                                                        10                       5.93
                                                        11                       0.00



     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.


     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.


----------------------------------------------------------------------------------
                                                                          CHARGE
                                                                         APPLIED
                                                                         TO CASH
                                                                         VALUE IN
                                                                         SEPARATE
     POLICY YEAR                       NET CASH VALUE                    ACCOUNT
----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.60%
                             5 but less than 10 target premiums           0.55%
        1 - 10               10 but less than 20 target premiums          0.30%
                                 20 target premiums or more               0.15%

----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.35%
                             5 but less than 10 target premiums           0.30%
       11 - 19               10 but less than 20 target premiums          0.15%
                                 20 target premiums or more               0.10%

----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.20%
                             5 but less than 10 target premiums           0.15%
       20 - 29               10 but less than 20 target premiums          0.10%
                                 20 target premiums or more               0.05%

----------------------------------------------------------------------------------
         30+                                                              0.05%

----------------------------------------------------------------------------------





LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, separate accounts investing in the Portfolios may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's attained age 121 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

     MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.




                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.



       AGE OF                                 AGE OF
INSURED AT START OF    PERCENTAGE OF     INSURED AT START     PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE     OF THE POLICY YEAR      CASH VALUE
-------------------    -------------    ------------------    -------------
    0 through 40            250                 61                 128
         41                 243                 62                 126
         42                 236                 63                 124
         43                 229                 64                 122
         44                 222                 65                 120
         45                 215                 66                 119
         46                 209                 67                 118
         47                 203                 68                 117
         48                 197                 69                 116
         49                 191                 70                 115
         50                 185                 71                 113
         51                 178                 72                 111
         52                 171                 73                 109
         53                 164                 74                 107
         54                 157            75 through 90           105
         55                 150                 91                 104
         56                 146                 92                 103
         57                 142                 93                 102
         58                 138           94 through 121           101
         59                 134
         60                 130




     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES


     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.


     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .72% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.72%, 5.24% and 9.21%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35

                            $1,890 ANNUAL PREMIUM FOR

                         PREFERRED NONSMOKER RISK CLASS

                              $350,000 FACE AMOUNT

                             OPTION A DEATH BENEFIT

              THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                     DEATH BENEFIT                     CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                          GROSS ANNUAL                          GROSS ANNUAL
END OF             RATE OF RETURN OF                     RATE OF RETURN OF                     RATE OF RETURN OF
POLICY       ----------------------------           ---------------------------           ---------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,005    $  1,086    $     1,140
   2       350,000     350,000        350,000          0           0              0      1,965       2,190          2,346
   3       350,000     350,000        350,000          0           0              0      2,882       3,314          3,623
   4       350,000     350,000        350,000          0         208            727      3,754       4,455          4,974
   5       350,000     350,000        350,000        985       2,019          2,810      4,579       5,612          6,403
   6       350,000     350,000        350,000      2,085       3,514          4,646      5,352       6,781          7,913
   7       350,000     350,000        350,000      3,132       5,020          6,567      6,072       7,960          9,508
   8       350,000     350,000        350,000      4,455       6,865          8,910      6,741       9,152         11,197
   9       350,000     350,000        350,000      6,906       9,924         12,570      8,050      11,067         13,714
  10       350,000     350,000        350,000      9,302      13,033         16,408      9,302      13,033         16,408
  15       350,000     350,000        350,000     15,179      24,303         33,933     15,179      24,303         33,933
  20       350,000     350,000        350,000     20,021      37,961         60,432     20,021      37,961         60,432
  25       350,000     350,000        350,000     23,110      54,091        100,349     23,110      54,091        100,349
  30       350,000     350,000        350,000     23,082      72,121        160,572     23,082      72,121        160,572
  35       350,000     350,000        350,000     17,894      91,049        253,162     17,894      91,049        253,162
  40       350,000     350,000        428,400      5,404     110,319        400,373      5,404     110,319        400,373
  45                   350,000        660,109                123,892        628,675                123,892        628,675
  50                   350,000      1,023,296                110,700        974,567                110,700        974,567
  55                   350,000      1,561,608                  7,745      1,487,246                  7,745      1,487,246
  60                                2,291,365                             2,268,679                             2,268,679
  65                                3,526,597                             3,491,681                             3,491,681
  70                                5,412,659                             5,359,068                             5,359,068
  75                                8,275,361                             8,193,426                             8,193,426
  80                               12,569,564                            12,445,113                            12,445,113
  85                               18,906,194                            18,719,004                            18,719,004
  86                               20,502,529                            20,299,534                            20,299,534




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35

                            $1,890 ANNUAL PREMIUM FOR

                         PREFERRED NONSMOKER RISK CLASS

                              $350,000 FACE AMOUNT

                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY       ----------------------- ---        ------------------------        ------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,363      1,550      1,680
   3       350,000     350,000     350,000         0          0          0     2,003      2,349      2,598
   4       350,000     350,000     350,000         0          0          0     2,603      3,152      3,562
   5       350,000     350,000     350,000         0        370        984     3,167      3,964      4,578
   6       350,000     350,000     350,000       425      1,514      2,382     3,692      4,781      5,649
   7       350,000     350,000     350,000     1,229      2,652      3,827     4,169      5,592      6,767
   8       350,000     350,000     350,000     2,302      4,101      5,641     4,589      6,388      7,928
   9       350,000     350,000     350,000     3,801      6,018      7,983     4,945      7,161      9,126
  10       350,000     350,000     350,000     5,227      7,900     10,356     5,227      7,900     10,356
  15       350,000     350,000     350,000     5,660     11,219     17,423     5,660     11,219     17,423
  20       350,000     350,000     350,000     3,914     13,084     25,826     3,914     13,084     25,826
  25                   350,000     350,000               10,276     33,639               10,276     33,639
  30                               350,000                          37,325                          37,325
  35                               350,000                          28,575                          28,575
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

ANNUAL REPORT

DECEMBER 31, 2008

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF
METLIFE INVESTORS USA INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and the Board of Directors of MetLife Investors USA Insurance Company:

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Appendix A as of December 31, 2008, and the related statements of operations and changes in net assets for the period April 28, 2008 to December 31, 2008. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2008, and the results of their operations and the changes in their net assets for the period April 28, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MIST American Funds Balanced Allocation
Investment Division
MIST American Funds Growth Allocation Investment
Division
MIST American Funds Moderate Allocation
Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST SSgA Growth and Income ETF Investment
Division
MIST SSgA Growth ETF Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment
Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason Partners Aggressive Growth
Investment Division
MIST Legg Mason Value Equity Investment Division
MIST Lord Abbett Bond Debenture Investment
Division
MIST Met/AIM Small Cap Growth Investment
Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
Division
MIST Met/Franklin Templeton Founding Strategy
Investment Division
MIST Met/Templeton Growth Investment Division
MIST MFS Research International Investment
Division
MIST Oppenheimer Capital Appreciation Investment
Division
MIST PIMCO Inflation Protected Bond Investment
Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST T. Rowe Price Mid Cap Growth Investment
Division
MIST Van Kampen Mid Cap Growth Investment
Division
MSF BlackRock Aggressive Growth Investment
Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
Division
MSF BlackRock Strategic Value Investment Division

MSF Davis Venture Value Investment Division
MSF FI Large Cap Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF FI Value Leaders Investment Division
MSF Franklin Templeton Small Cap Growth
Investment Division
MSF Harris Oakmark Focused Value Investment
Division
MSF Jennison Growth Investment Division
MSF Julius Baer International Stock Investment
Division
MSF Lehman Brothers Aggregate Bond Index
Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF MetLife Mid Cap Stock Index Investment
Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Mid Cap Value Investment
Division
MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment
Division
MSF T. Rowe Price Small Cap Growth Investment
Division
MSF Western Asset Management Strategic Bond
Investment Division
MSF Western Asset Management U.S. Government
Investment Division
MSF MetLife Conservative Allocation Investment
Division
MSF MetLife Conservative to Moderate Allocation
Investment Division
MSF MetLife Moderate Allocation Investment
Division
MSF MetLife Moderate to Aggressive Allocation
Investment Division
MSF MetLife Aggressive Allocation Investment
Division
American Funds Bond Investment Division
American Funds Global Small Capitalization
Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                MIST                MIST                MIST
                                      AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                                 BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                $ 117,462           $ 721,393            $ 87,057            $ 78,564
  Due from MetLife Investors USA
     Insurance Company                            --                   5                   7                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                          117,462             721,398              87,064              78,564
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             1                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                           1                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                                 $ 117,461           $ 721,398            $ 87,064            $ 78,564
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                               MIST
       MIST CLARION    MIST SSGA GROWTH           MIST SSGA         MIST DREMAN      HARRIS OAKMARK
 GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF     SMALL CAP VALUE       INTERNATIONAL    MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 252,631            $ 19,203            $ 26,941            $ 30,505           $ 397,604           $ 574,219
                125                   4                   6                   9                 106                 217
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            252,756              19,207              26,947              30,514             397,710             574,436
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 252,756            $ 19,207            $ 26,947            $ 30,514           $ 397,710           $ 574,436
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                    MIST
                                                MIST  LEGG MASON PARTNERS     MIST LEGG MASON    MIST LORD ABBETT
                                      LAZARD MID CAP   AGGRESSIVE GROWTH        VALUE EQUITY      BOND DEBENTURE
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 67,446           $ 108,154            $ 19,104           $ 159,663
  Due from MetLife Investors USA
     Insurance Company                            27                  --                  --                  16
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                           67,473             108,154              19,104             159,679
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            --                   1                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                          --                   1                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 67,473           $ 108,153            $ 19,104           $ 159,679
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                              MIST MET/FRANKLIN                MIST                MIST
       MIST MET/AIM MIST                  MIST MET/FRANKLIN  TEMPLETON FOUNDING       MET/TEMPLETON        MFS RESEARCH
   SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY              GROWTH       INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 28,538            $ 26,462            $ 62,484           $ 311,999            $ 80,234           $ 371,519
                  2                   7                  --                  --                  --                  57
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
             28,540              26,469              62,484             311,999              80,234             371,576
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                   8                   1                  60                  --
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                   8                   1                  60                  --
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
           $ 28,540            $ 26,469            $ 62,476           $ 311,998            $ 80,174           $ 371,576
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                     MIST
                                     MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
                                 CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
                                  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 37,836           $ 482,685           $ 544,707            $ 64,801
  Due from MetLife Investors USA
     Insurance Company                             14                  --                   3                  --
                                 -------------------- ------------------- ------------------- -------------------
       Total Assets                            37,850             482,685             544,710              64,801
                                 -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             --                   4                  --                  --
                                 -------------------- ------------------- ------------------- -------------------
       Total Liabilities                           --                   4                  --                  --
                                 -------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 37,850           $ 482,681           $ 544,710            $ 64,801
                                 ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE     MIST VAN KAMPEN       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
     MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED     LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 229,567            $ 16,239            $ 84,129           $ 157,724            $ 93,536           $ 270,677
                378                  --                  --                  --                  --                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            229,945              16,239              84,129             157,724              93,536             270,681
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   2                 200                   4                  94                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   2                 200                   4                  94                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 229,945            $ 16,237            $ 83,929           $ 157,720            $ 93,442           $ 270,681
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                 MSF
                                    BLACKROCK LEGACY       MSF BLACKROCK           MSF DAVIS              MSF FI
                                    LARGE CAP GROWTH     STRATEGIC VALUE       VENTURE VALUE           LARGE CAP
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 79,565            $ 71,905           $ 789,875             $ 9,216
  Due from MetLife Investors USA
     Insurance Company                            --                  30                 179                  --
                                 ------------------- ------------------- ------------------- ------ ------------
       Total Assets                           79,565              71,935             790,054               9,216
                                 ------------------- ------------------- ------------------- ------ ------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           113                  --                  --                  --
                                 ------------------- ------------------- ------------------- ------ ------------
       Total Liabilities                         113                  --                  --                  --
                                 ------------------- ------------------- ------------------- ------ ------------
NET ASSETS                                  $ 79,452            $ 71,935           $ 790,054             $ 9,216
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                        MSF                 MSF
     MSF FI MID CAP              MSF FI  FRANKLIN TEMPLETON      HARRIS OAKMARK                         MSF JULIUS BAER
      OPPORTUNITIES       VALUE LEADERS    SMALL CAP GROWTH       FOCUSED VALUE MSF JENNISON GROWTH INTERNATIONAL STOCK
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 48,873            $ 31,449            $ 40,941            $ 59,148            $ 11,510           $ 231,477
                 --                  --                  --                  14                  --                  39
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             48,873              31,449              40,941              59,162              11,510             231,516
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                   2                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                   2                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 48,872            $ 31,448            $ 40,939            $ 59,162            $ 11,510           $ 231,516
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                  MSF
                                      LEHMAN BROTHERS   MSF LOOMIS SAYLES         MSF METLIFE         MSF METLIFE
                                 AGGREGATE BOND INDEX           SMALL CAP MID CAP STOCK INDEX         STOCK INDEX
                                  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 539,953           $ 216,459           $ 255,200         $ 1,573,766
  Due from MetLife Investors USA
     Insurance Company                             --                 167                  --                 184
                                 -------------------- ------------------- ------------------- -------------------
       Total Assets                           539,953             216,626             255,200           1,573,950
                                 -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             74                  --                 185                  --
                                 -------------------- ------------------- ------------------- -------------------
       Total Liabilities                           74                  --                 185                  --
                                 -------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 539,879           $ 216,626           $ 255,015         $ 1,573,950
                                 ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                        MSF                 MSF
            MSF MFS                          MORGAN STANLEY    NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF
       TOTAL RETURN       MSF MFS VALUE          EAFE INDEX       MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 85,863            $ 25,323           $ 470,933           $ 262,234           $ 148,202           $ 189,938
                 --                  35                  --                 116                  29                 181
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             85,863              25,358             470,933             262,350             148,231             190,119
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                  --                  52                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                  --                  52                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 85,862            $ 25,358           $ 470,881           $ 262,350           $ 148,231           $ 190,119
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                            MSF WESTERN ASSET   MSF WESTERN ASSET
                                   MSF T. ROWE PRICE   MSF T. ROWE PRICE MANAGEMENT STRATEGIC          MANAGEMENT
                                    LARGE CAP GROWTH    SMALL CAP GROWTH   BOND OPPORTUNITIES     U.S. GOVERNMENT
                                 INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
ASSETS:
  Investments at fair value                $ 103,172           $ 120,065            $ 102,843           $ 349,982
  Due from MetLife Investors USA
     Insurance Company                           132                 182                   --                  --
                                 ------------------- ------------------- -------------------- -------------------
       Total Assets                          103,304             120,247              102,843             349,982
                                 ------------------- ------------------- -------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            --                  --                   --                   1
                                 ------------------- ------------------- -------------------- -------------------
       Total Liabilities                          --                  --                   --                   1
                                 ------------------- ------------------- -------------------- -------------------
NET ASSETS                                 $ 103,304           $ 120,247            $ 102,843           $ 349,981
                                 =================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE         MSF METLIFE                               MSF METLIFE
       CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE      AMERICAN FUNDS
         ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION                BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          $ 212,720           $ 184,570         $ 1,146,980           $ 3,259,028             $ 734,855           $ 177,477
                 --                  --                 255                 1,603                    --                  17
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
            212,720             184,570           1,147,235             3,260,631               734,855             177,494
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                   1                  --                    --                   332                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                   1                  --                    --                   332                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          $ 212,720           $ 184,569         $ 1,147,235           $ 3,260,631             $ 734,523           $ 177,494
=================== =================== =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                                        AMERICAN FUNDS
                                                          GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
                                                        CAPITALIZATION              GROWTH       GROWTH-INCOME
                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                   ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                                  $ 655,146         $ 1,247,036           $ 692,471
  Due from MetLife Investors USA Insurance Company                 323                 701                 304
                                                   ------------------- ------------------- -------------------
       Total Assets                                            655,469           1,247,737             692,775
                                                   ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA Insurance Company                    --                  --                  --
                                                   ------------------- ------------------- -------------------
       Total Liabilities                                            --                  --                  --
                                                   ------------------- ------------------- -------------------
NET ASSETS                                                   $ 655,469         $ 1,247,737           $ 692,775
                                                   =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                           MIST AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS         MIST BLACKROCK
                                           BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION         LARGE CAP CORE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                        $ 4,256               $ 31,487                $ 3,051                   $ --
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            7                     13                      3                     --
      Realized gains (losses) on sale of
        investments                                       (977)                  (728)                (1,677)                (3,286)
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                    (970)                  (715)                (1,674)                (3,286)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                 (32,666)              (108,793)                (8,041)                (2,533)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                        (33,636)              (109,508)                (9,715)                (5,819)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (29,380)             $ (78,021)              $ (6,664)              $ (5,819)
                                           ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                              MIST SSGA
       MIST CLARION          GROWTH AND             MIST SSGA           MIST DREMAN             MIST HARRIS
 GLOBAL REAL ESTATE          INCOME ETF            GROWTH ETF       SMALL CAP VALUE   OAKMARK INTERNATIONAL       MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
            $ --                $ --                  $ --                  $ --                    $ --                   $ --
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
              --                  --                    --                    --                      --                     --
          (9,502)                (40)                 (386)                  (81)                 (6,451)                (6,298)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
          (9,502)                (40)                 (386)                  (81)                 (6,451)                (6,298)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
         (40,234)               (516)               (3,268)                  (50)                (49,585)               (76,133)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
         (49,736)               (556)               (3,654)                 (131)                (56,036)               (82,431)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
       $ (49,736)             $ (556)             $ (3,654)               $ (131)              $ (56,036)             $ (82,431)
=================== =================== ===================== ===================== ======================= ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                      MIST LEGG MASON
                                                          MIST               PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                                LAZARD MID CAP      AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                        $ --                   $ --                   $ --                   $ --
                                           ------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --                     --                     --                     --
      Realized gains (losses) on sale of
        investments                                    (341)                (1,588)                (3,757)                (1,495)
                                           ------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)                 (341)                (1,588)                (3,757)                (1,495)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                              (11,430)               (43,331)                (5,574)               (12,989)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                     (11,771)               (44,919)                (9,331)               (14,484)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (11,771)             $ (44,919)              $ (9,331)             $ (14,484)
                                           =================== ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

                                                                   MIST MET/FRANKLIN
       MIST MET/AIM                 MIST    MIST MET/FRANKLIN            TEMPLETON     MIST MET/TEMPLETON                 MIST MFS
   SMALL CAP GROWTH  MET/FRANKLIN INCOME        MUTUAL SHARES    FOUNDING STRATEGY                 GROWTH   RESEARCH INTERNATIONAL
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
               $ --                $ 629              $ 1,773              $ 6,024                 $ 472                    $ --
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
                 --                   --                   --                   --                    --                       --
               (226)                (272)                (421)              (2,031)               (1,657)                  (3,391)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
               (226)                (272)                (421)              (2,031)               (1,657)                  (3,391)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
             (8,307)              (2,195)              (4,407)             (55,672)              (24,871)                 (47,280)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
             (8,533)              (2,467)              (4,828)             (57,703)              (26,528)                 (50,671)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
           $ (8,533)            $ (1,838)            $ (3,055)           $ (51,679)            $ (26,056)               $ (50,671)
==================== ==================== ==================== ===================== ===================== =======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                          MIST PIMCO
                                             MIST OPPENHEIMER    INFLATION PROTECTED             MIST PIMCO               MIST RCM
                                         CAPITAL APPRECIATION                   BOND           TOTAL RETURN             TECHNOLOGY
                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                         ----------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                          $ --                   $ --                   $ --                   $ --
                                         ----------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                     --                     --                     --
      Realized gains (losses) on sale
        of investments                                   (307)                  (843)                   (92)                (2,178)
                                         ----------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                   (307)                  (843)                   (92)                (2,178)
                                         ----------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains
        (losses) on investments                        (4,266)               (10,605)                12,617                (13,826)
                                         ----------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                        (4,573)               (11,448)                12,525                (16,004)
                                         ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
        assets resulting from operations             $ (4,573)             $ (11,448)              $ 12,525              $ (16,004)
                                         ======================= ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE      MIST VAN KAMPEN         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
     MID CAP GROWTH       MID CAP GROWTH     AGGRESSIVE GROWTH           BOND INCOME           DIVERSIFIED       LARGE CAP VALUE
INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
            $ --                 $ --                  $ --                  $ --                  $ --                  $ --
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
              --                   --                    --                    --                    --                    --
          (6,735)                (198)              (11,527)                 (225)                 (864)              (10,947)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
          (6,735)                (198)              (11,527)                 (225)                 (864)              (10,947)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
         (24,816)              (1,291)              (16,089)                  275                (5,994)              (25,336)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
         (31,551)              (1,489)              (27,616)                   50                (6,858)              (36,283)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
       $ (31,551)            $ (1,489)            $ (27,616)                 $ 50              $ (6,858)            $ (36,283)
=================== ==================== ===================== ===================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                MSF BLACKROCK
                                             LEGACY LARGE CAP          MSF BLACKROCK              MSF DAVIS                 MSF FI
                                                       GROWTH        STRATEGIC VALUE          VENTURE VALUE              LARGE CAP
                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                          $ --                   $ --                   $ --                   $ --
                                          ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                     --                     --                     --
      Realized gains (losses) on sale of
        investments                                    (3,038)                (4,116)                (4,103)                (1,661)
                                          ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                 (3,038)                (4,116)                (4,103)                (1,661)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                (12,012)                  (602)              (143,569)                (1,642)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                       (15,050)                (4,718)              (147,672)                (3,303)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (15,050)              $ (4,718)            $ (147,672)              $ (3,303)
                                          ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

             MSF FI                              MSF FRANKLIN                  MSF
            MID CAP               MSF FI            TEMPLETON       HARRIS OAKMARK         MSF JENNISON      MSF JULIUS BAER
      OPPORTUNITIES        VALUE LEADERS     SMALL CAP GROWTH        FOCUSED VALUE               GROWTH  INTERNATIONAL STOCK
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
               $ --                 $ --                 $ --                 $ --                 $ --                 $ --
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                 --                   --                   --                   --                   --                   --
                (93)                 (83)              (2,564)              (3,141)                 (35)              (3,978)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                (93)                 (83)              (2,564)              (3,141)                 (35)              (3,978)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
            (13,983)              (1,729)              (2,351)              (8,943)              (2,666)             (47,309)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
            (14,076)              (1,812)              (4,915)             (12,084)              (2,701)             (51,287)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          $ (14,076)            $ (1,812)            $ (4,915)           $ (12,084)            $ (2,701)           $ (51,287)
==================== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                            MSF LEHMAN BROTHERS   MSF LOOMIS SAYLES            MSF METLIFE            MSF METLIFE
                                           AGGREGATE BOND INDEX           SMALL CAP    MID CAP STOCK INDEX            STOCK INDEX
                                            INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           -------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                            $ --                $ --                   $ --                   $ --
                                           -------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            --                  --                     --                     --
      Realized gains (losses) on sale of
        investments                                       2,481              (8,998)                  (882)               (11,198)
                                           -------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                    2,481              (8,998)                  (882)               (11,198)
                                           -------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                   21,871             (17,841)               (47,862)              (212,891)
                                           -------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                          24,352             (26,839)               (48,744)              (224,089)
                                           -------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                      $ 24,352           $ (26,839)             $ (48,744)            $ (224,089)
                                           ==================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                                               MSF
            MSF MFS              MSF MFS   MSF MORGAN STANLEY     NEUBERGER BERMAN      MSF OPPENHEIMER                  MSF
       TOTAL RETURN                VALUE           EAFE INDEX        MID CAP VALUE        GLOBAL EQUITY   RUSSELL 2000 INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
               $ --                 $ --                 $ --                 $ --                 $ --                 $ --
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                 --                   --                   --                   --                   --                   --
               (276)              (2,607)             (16,474)             (10,934)                (333)              (3,251)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
               (276)              (2,607)             (16,474)             (10,934)                (333)              (3,251)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
             (2,465)              (1,758)             (90,748)             (54,587)             (13,693)             (23,821)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
             (2,741)              (4,365)            (107,222)             (65,521)             (14,026)             (27,072)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
           $ (2,741)            $ (4,365)          $ (107,222)           $ (65,521)           $ (14,026)           $ (27,072)
==================== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                                 MSF WESTERN
                                                                                            ASSET MANAGEMENT            MSF WESTERN
                                             MSF T. ROWE PRICE      MSF T. ROWE PRICE         STRATEGIC BOND       ASSET MANAGEMENT
                                              LARGE CAP GROWTH       SMALL CAP GROWTH          OPPORTUNITIES        U.S. GOVERNMENT
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                           $ --                   $ --                   $ --                   $ --
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                           --                     --                     --                     --
      Realized gains (losses) on sale of
        investments                                     (5,224)                (2,492)                  (468)                     7
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                  (5,224)                (2,492)                  (468)                     7
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 (22,156)               (23,638)                (7,189)                 1,107
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and unrealized gains
        (losses) on investments                        (27,380)               (26,130)                (7,657)                 1,114
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (27,380)             $ (26,130)              $ (7,657)               $ 1,114
                                           ====================== ====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                         MSF METLIFE
        MSF METLIFE          MSF METLIFE                                 MODERATE TO
       CONSERVATIVE      CONSERVATIVE TO           MSF METLIFE            AGGRESSIVE             MSF METLIFE       AMERICAN FUNDS
         ALLOCATION  MODERATE ALLOCATION   MODERATE ALLOCATION            ALLOCATION   AGGRESSIVE ALLOCATION                 BOND
INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               $ --                 $ --                  $ --                  $ --                    $ --              $ 8,167
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
                 --                   --                    --                    --                      --                    4
               (167)                (122)              (12,592)             (106,747)                (23,758)                (270)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               (167)                (122)              (12,592)             (106,747)                (23,758)                (266)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
              7,176                3,710              (142,033)             (452,235)               (122,833)              (7,835)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
              7,009                3,588              (154,625)             (558,982)               (146,591)              (8,101)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
            $ 7,009              $ 3,588            $ (154,625)           $ (558,982)             $ (146,591)                $ 66
==================== ===================== ===================== ===================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                    AMERICAN FUNDS
                                                            GLOBAL         AMERICAN FUNDS         AMERICAN FUNDS
                                              SMALL CAPITALIZATION                 GROWTH          GROWTH-INCOME
                                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ----------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                            $ --               $ 11,798               $ 11,503
                                           ----------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         3,943                  4,985                  2,715
      Realized gains (losses) on sale
        of investments                                   (9,193)               (23,960)               (27,351)
                                           ----------------------- ---------------------- ----------------------
           Net realized gains (losses)                   (5,250)               (18,975)               (24,636)
                                           ----------------------- ---------------------- ----------------------
     Change in unrealized gains
        (losses) on investments                        (153,068)              (260,598)               (99,136)
                                           ----------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                        (158,318)              (279,573)              (123,772)
                                           ----------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (158,318)            $ (267,775)            $ (112,269)
                                           ======================= ====================== ======================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                          MIST                   MIST                   MIST
                                                AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS        MIST BLACKROCK
                                           BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION        LARGE CAP CORE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                        ---------------------- ---------------------- ---------------------- ---------------------
                                                       2008                   2008                   2008                   2008
                                        ---------------------- ---------------------- ---------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                                 $ 4,256               $ 31,487                $ 3,051                   $ --
  Net realized gains (losses)                          (970)                  (715)                (1,674)                (3,286)
  Change in unrealized gains (losses)
     on investments                                 (32,666)              (108,793)                (8,041)                (2,533)
                                        ---------------------- ---------------------- ---------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from operations             (29,380)               (78,021)                (6,664)                (5,819)
                                        ---------------------- ---------------------- ---------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                             116,715                434,493                 42,060                 51,650
  Net transfers (including fixed
     account)                                        40,101                417,305                 67,223                 52,892
  Policy charges.                                   (10,629)               (49,518)               (15,229)                (6,081)
  Transfers for policy benefits and
     terminations                                       654                 (2,861)                  (326)               (14,078)
                                        ---------------------- ---------------------- ---------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                          146,841                799,419                 93,728                 84,383
                                        ---------------------- ---------------------- ---------------------- ---------------------
     Net increase (decrease) in
       net assets                                   117,461                721,398                 87,064                 78,564
NET ASSETS:
  Beginning of period.                                   --                     --                     --                     --
                                        ---------------------- ---------------------- ---------------------- ---------------------
  End of period.                                  $ 117,461              $ 721,398               $ 87,064               $ 78,564
                                        ====================== ====================== ====================== =====================

The accompanying notes are an integral part of these financial statements.

                                                                                                     MIST
      MIST CLARION      MIST SSGA GROWTH             MIST SSGA            MIST DREMAN        HARRIS OAKMARK
 GLOBAL REAL ESTATE        AND INCOME ETF            GROWTH ETF        SMALL CAP VALUE         INTERNATIONAL      MIST JANUS FORTY
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
            2008                  2008                  2008                   2008                  2008                  2008
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
            $ --                  $ --                  $ --                   $ --                  $ --                  $ --
          (9,502)                  (40)                 (386)                   (81)               (6,451)               (6,298)
         (40,234)                 (516)               (3,268)                   (50)              (49,585)              (76,133)
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         (49,736)                 (556)               (3,654)                  (131)              (56,036)              (82,431)
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         204,660                 2,581                17,637                 10,771               158,838               449,691
         127,161                18,004                17,076                 21,668               325,021               270,033
         (21,104)                 (772)               (4,040)                (1,599)              (18,537)              (48,260)
          (8,225)                  (50)                  (72)                  (195)              (11,576)              (14,597)
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         302,492                19,763                30,601                 30,645               453,746               656,867
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         252,756                19,207                26,947                 30,514               397,710               574,436
              --                    --                    --                     --                    --                    --
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
       $ 252,756              $ 19,207              $ 26,947               $ 30,514             $ 397,710             $ 574,436
=================== ===================== ===================== ====================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                              MIST
                                                       MIST    LEGG MASON PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                             LAZARD MID CAP      AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                                        INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ---------------------- ---------------------- ---------------------- --------------------
                                                       2008                   2008                   2008                   2008
                                        ---------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                                    $ --                   $ --                   $ --                   $ --
  Net realized gains (losses)                          (341)                (1,588)                (3,757)                (1,495)
  Change in unrealized gains (losses)
     on investments                                 (11,430)               (43,331)                (5,574)               (12,989)
                                        ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations             (11,771)               (44,919)                (9,331)               (14,484)
                                        ---------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              46,964                  8,422                 25,501                110,258
  Net transfers (including fixed
     account)                                        40,438                147,976                  6,065                 75,109
  Policy charges.                                    (5,577)                (3,341)                (2,328)               (10,644)
  Transfers for policy benefits and
     terminations                                    (2,581)                    15                   (803)                  (560)
                                        ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                           79,244                153,072                 28,435                174,163
                                        ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                    67,473                108,153                 19,104                159,679
NET ASSETS:
  Beginning of period.                                   --                     --                     --                     --
                                        ---------------------- ---------------------- ---------------------- --------------------
  End of period.                                   $ 67,473              $ 108,153               $ 19,104              $ 159,679
                                        ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                                    MIST MET/FRANKLIN                  MIST                   MIST
       MIST MET/AIM                  MIST     MIST MET/FRANKLIN    TEMPLETON FOUNDING         MET/TEMPLETON           MFS RESEARCH
   SMALL CAP GROWTH   MET/FRANKLIN INCOME         MUTUAL SHARES              STRATEGY                GROWTH          INTERNATIONAL
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               2008                  2008                  2008                  2008                  2008                 2008
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               $ --                 $ 629               $ 1,773               $ 6,024                 $ 472                   $ --
               (226)                 (272)                 (421)               (2,031)               (1,657)                (3,391)
             (8,307)               (2,195)               (4,407)              (55,672)              (24,871)               (47,280)
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             (8,533)               (1,838)               (3,055)              (51,679)              (26,056)               (50,671)
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             10,538                25,144                28,239               104,426                 9,836                266,896
             29,509                 4,669                41,404               271,278               106,446                189,127
             (2,928)               (1,618)               (2,554)               (8,104)               (8,973)               (28,240)
                (46)                  112                (1,558)               (3,923)               (1,079)                (5,536)
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             37,073                28,307                65,531               363,677               106,230                422,247
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             28,540                26,469                62,476               311,998                80,174                371,576
                 --                    --                    --                    --                    --                     --
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
           $ 28,540              $ 26,469              $ 62,476             $ 311,998              $ 80,174              $ 371,576
===================== ===================== ===================== ===================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                               MIST
                                            MIST OPPENHEIMER        PIMCO INFLATION             MIST PIMCO               MIST RCM
                                        CAPITAL APPRECIATION         PROTECTED BOND           TOTAL RETURN             TECHNOLOGY
                                         INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ----------------------- ---------------------- ---------------------- --------------------
                                                        2008                   2008                   2008                   2008
                                        ----------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                    $ --                   $ --                   $ --                   $ --
  Net realized gains (losses)                           (307)                  (843)                   (92)                (2,178)
  Change in unrealized gains (losses)
     on investments                                   (4,266)               (10,605)                12,617                (13,826)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations               (4,573)               (11,448)                12,525                (16,004)
                                        ----------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                               39,240                317,486                322,822                 57,036
  Net transfers (including fixed
     account)                                          7,817                219,433                241,200                 32,786
  Policy charges.                                     (4,708)               (27,143)               (33,892)                (8,118)
  Transfers for policy benefits and
     terminations                                         74                (15,647)                 2,055                   (899)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                            42,423                494,129                532,185                 80,805
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                     37,850                482,681                544,710                 64,801
NET ASSETS:
  Beginning of period.                                    --                     --                     --                     --
                                        ----------------------- ---------------------- ---------------------- --------------------
  End of period.                                    $ 37,850              $ 482,681              $ 544,710               $ 64,801
                                        ======================= ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE       MIST VAN KAMPEN         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
     MID CAP GROWTH        MID CAP GROWTH     AGGRESSIVE GROWTH           BOND INCOME           DIVERSIFIED       LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
               2008                  2008                  2008                  2008                  2008                  2008
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
               $ --                  $ --                  $ --                  $ --                  $ --                  $ --
             (6,735)                 (198)              (11,527)                 (225)                 (864)              (10,947)
            (24,816)               (1,291)              (16,089)                  275                (5,994)              (25,336)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            (31,551)               (1,489)              (27,616)                   50                (6,858)              (36,283)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            113,667                 9,816               102,602               107,130                94,235               210,398
            161,173                 9,371                29,458                66,034                20,686               128,098
            (14,962)                 (716)              (15,249)              (12,643)               (9,337)              (23,936)
              1,618                  (745)               (5,266)               (2,851)               (5,284)               (7,596)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            261,496                17,726               111,545               157,670               100,300               306,964
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            229,945                16,237                83,929               157,720                93,442               270,681
                 --                    --                    --                    --                    --                    --
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          $ 229,945              $ 16,237              $ 83,929             $ 157,720              $ 93,442             $ 270,681
===================== ===================== ===================== ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                        MSF
                                           BLACKROCK LEGACY         MSF BLACKROCK              MSF DAVIS                 MSF FI
                                           LARGE CAP GROWTH       STRATEGIC VALUE          VENTURE VALUE              LARGE CAP
                                        INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        --------------------- ---------------------- ---------------------- --------------------
                                                       2008                  2008                   2008                    2008
                                        --------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                   $ --                  $ --                   $ --                   $ --
  Net realized gains (losses)                        (3,038)               (4,116)                (4,103)                (1,661)
  Change in unrealized gains (losses)
     on investments                                 (12,012)                 (602)              (143,569)                (1,642)
                                        --------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations             (15,050)               (4,718)              (147,672)                (3,303)
                                        --------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              69,603                62,738                461,647                  8,541
  Net transfers (including fixed
     account)                                        38,806                34,775                546,380                  5,534
  Policy charges.                                    (9,245)               (7,640)               (54,483)                (1,541)
  Transfers for policy benefits and
     terminations                                    (4,662)              (13,220)               (15,818)                   (15)
                                        --------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                           94,502                76,653                937,726                 12,519
                                        --------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                    79,452                71,935                790,054                  9,216
NET ASSETS:
  Beginning of period.                                   --                    --                     --                     --
                                        --------------------- ---------------------- ---------------------- --------------------
  End of period.                                   $ 79,452              $ 71,935              $ 790,054                $ 9,216
                                        ===================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                          MSF                   MSF
     MSF FI MID CAP                MSF FI    FRANKLIN TEMPLETON        HARRIS OAKMARK                             MSF JULIUS BAER
      OPPORTUNITIES         VALUE LEADERS      SMALL CAP GROWTH         FOCUSED VALUE   MSF JENNISON GROWTH   INTERNATIONAL STOCK
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- --------------------- --------------------- --------------------- --------------------- ---------------------
              2008                 2008                  2008                  2008                  2008                  2008
------------------- --------------------- --------------------- --------------------- --------------------- ---------------------
             $ --                  $ --                  $ --                  $ --                  $ --                  $ --
              (93)                  (83)               (2,564)               (3,141)                  (35)               (3,978)
          (13,983)               (1,729)               (2,351)               (8,943)               (2,666)              (47,309)
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
          (14,076)               (1,812)               (4,915)              (12,084)               (2,701)              (51,287)
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
           17,337                17,929                24,878                45,957                 6,953                76,303
           49,302                19,116                24,508                31,861                 8,109               223,713
           (3,572)               (3,887)               (3,499)               (7,063)               (1,084)              (13,638)
             (119)                  102                   (33)                  491                   233                (3,575)
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
           62,948                33,260                45,854                71,246                14,211               282,803
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
           48,872                31,448                40,939                59,162                11,510               231,516
               --                    --                    --                    --                    --                    --
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
         $ 48,872              $ 31,448              $ 40,939              $ 59,162              $ 11,510             $ 231,516
=================== ===================== ===================== ===================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                         MSF
                                             LEHMAN BROTHERS      MSF LOOMIS SAYLES            MSF METLIFE            MSF METLIFE
                                        AGGREGATE BOND INDEX              SMALL CAP    MID CAP STOCK INDEX            STOCK INDEX
                                         INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ----------------------- ---------------------- ---------------------- --------------------
                                                        2008                   2008                   2008                   2008
                                        ----------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                    $ --                   $ --                   $ --                   $ --
  Net realized gains (losses)                          2,481                 (8,998)                  (882)               (11,198)
  Change in unrealized gains (losses)
     on investments                                   21,871                (17,841)               (47,862)              (212,891)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations               24,352                (26,839)               (48,744)              (224,089)
                                        ----------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              374,189                136,123                190,637              1,173,047
  Net transfers (including fixed
     account)                                        204,401                146,252                149,693                785,625
  Policy charges.                                    (57,657)               (17,687)               (25,803)              (140,870)
  Transfers for policy benefits and
     terminations                                     (5,406)               (21,223)               (10,768)               (19,763)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                           515,527                243,465                303,759              1,798,039
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                    539,879                216,626                255,015              1,573,950
NET ASSETS:
  Beginning of period.                                    --                     --                     --                     --
                                        ----------------------- ---------------------- ---------------------- --------------------
  End of period.                                   $ 539,879              $ 216,626              $ 255,015            $ 1,573,950
                                        ======================= ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                           MSF                   MSF
            MSF MFS                              MORGAN STANLEY      NEUBERGER BERMAN       MSF OPPENHEIMER                   MSF
       TOTAL RETURN         MSF MFS VALUE            EAFE INDEX         MID CAP VALUE         GLOBAL EQUITY    RUSSELL 2000 INDEX
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
               2008                  2008                  2008                  2008                  2008                  2008
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              $ --                 $ --                  $ --                  $ --                  $ --                  $ --
              (276)              (2,607)              (16,474)              (10,934)                 (333)               (3,251)
            (2,465)              (1,758)              (90,748)              (54,587)              (13,693)              (23,821)
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            (2,741)              (4,365)             (107,222)              (65,521)              (14,026)              (27,072)
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            51,136               32,626               420,811               212,173                98,595               122,491
            45,555                2,714               209,031               156,818                71,112               118,951
            (5,820)              (3,886)              (47,031)              (23,847)               (8,100)              (18,827)
            (2,268)              (1,731)               (4,708)              (17,273)                  650                (5,424)
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            88,603               29,723               578,103               327,871               162,257               217,191
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            85,862               25,358               470,881               262,350               148,231               190,119
                --                   --                    --                    --                    --                    --
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          $ 85,862             $ 25,358             $ 470,881             $ 262,350             $ 148,231             $ 190,119
=================== ===================== ===================== ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                         MSF WESTERN ASSET      MSF WESTERN ASSET
                                          MSF T. ROWE PRICE      MSF T. ROWE PRICE    MANAGEMENT STRATEGIC             MANAGEMENT
                                           LARGE CAP GROWTH       SMALL CAP GROWTH      BOND OPPORTUNITIES        U.S. GOVERNMENT
                                        INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ---------------------- ---------------------- ----------------------- ---------------------
                                                       2008                   2008                    2008                   2008
                                        ---------------------- ---------------------- ----------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                   $ --                   $ --                    $ --                   $ --
  Net realized gains (losses)                        (5,224)                (2,492)                   (468)                     7
  Change in unrealized gains (losses)
     on investments                                 (22,156)               (23,638)                 (7,189)                 1,107
                                        ---------------------- ---------------------- ----------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from operations             (27,380)               (26,130)                 (7,657)                 1,114
                                        ---------------------- ---------------------- ----------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              91,999                100,760                  69,547                303,383
  Net transfers (including fixed
     account)                                        51,480                 46,674                  49,918                 50,990
  Policy charges.                                    (9,319)                (7,844)                 (7,932)                (6,004)
  Transfers for policy benefits and
     terminations                                    (3,476)                 6,787                  (1,033)                   498
                                        ---------------------- ---------------------- ----------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                          130,684                146,377                 110,500                348,867
                                        ---------------------- ---------------------- ----------------------- ---------------------
     Net increase (decrease) in
       net assets                                   103,304                120,247                 102,843                349,981
NET ASSETS:
  Beginning of period.                                   --                     --                      --                     --
                                        ---------------------- ---------------------- ----------------------- ---------------------
  End of period.                                  $ 103,304              $ 120,247               $ 102,843              $ 349,981
                                        ====================== ====================== ======================= =====================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE           MSF METLIFE                                  MSF METLIFE
       CONSERVATIVE       CONSERVATIVE TO           MSF METLIFE            MODERATE TO            MSF METLIFE       AMERICAN FUNDS
         ALLOCATION   MODERATE ALLOCATION   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION  AGGRESSIVE ALLOCATION                 BOND
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
               2008                  2008                  2008                   2008                   2008                 2008
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
               $ --                  $ --                  $ --                   $ --                   $ --              $ 8,167
               (167)                 (122)              (12,592)              (106,747)               (23,758)                (266)
              7,176                 3,710              (142,033)              (452,235)              (122,833)              (7,835)
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
              7,009                 3,588              (154,625)              (558,982)              (146,591)                  66
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
             60,541                38,203               897,232              2,864,318                475,389              104,192
            153,408               153,460               476,250              1,278,250                477,442               90,301
             (5,489)               (9,483)              (87,653)              (328,450)               (86,097)             (11,710)
             (2,749)               (1,199)               16,031                  5,495                 14,380               (5,355)
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
            205,711               180,981             1,301,860              3,819,613                881,114              177,428
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
            212,720               184,569             1,147,235              3,260,631                734,523              177,494
                 --                    --                    --                     --                     --                   --
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
          $ 212,720             $ 184,569           $ 1,147,235            $ 3,260,631              $ 734,523            $ 177,494
===================== ===================== ==================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                               AMERICAN FUNDS
                                                                 GLOBAL SMALL         AMERICAN FUNDS         AMERICAN FUNDS
                                                               CAPITALIZATION                 GROWTH          GROWTH-INCOME
                                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                          ---------------------- ---------------------- ----------------------
                                                                         2008                   2008                   2008
                                                          ---------------------- ---------------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                                     $ --               $ 11,798               $ 11,503
  Net realized gains (losses)                                          (5,250)               (18,975)               (24,636)
  Change in unrealized gains (losses) on investments                 (153,068)              (260,598)               (99,136)
                                                          ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                               (158,318)              (267,775)              (112,269)
                                                          ---------------------- ---------------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                        459,435                843,729                536,648
  Net transfers (including fixed account)                             435,408                793,930                316,676
  Policy charges.                                                     (58,421)               (99,518)               (50,630)
  Transfers for policy benefits and terminations                      (22,635)               (22,629)                 2,350
                                                          ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets resulting from
       policy transactions                                            813,787              1,515,512                805,044
                                                          ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets                            655,469              1,247,737                692,775
NET ASSETS:
  Beginning of period.                                                     --                     --                     --
                                                          ---- ----------------- ---------------------- ----------------------
  End of period.                                                    $ 655,469            $ 1,247,737              $ 692,775
                                                          ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Policies were first made available for sale beginning April 28, 2008. The Company is an indirect wholly-owned subsidiary of MetLife Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Met Investors Series Trust ("MIST")*

Metropolitan Series Fund, Inc. ("MSF")* American Funds Insurance Series ("American Funds")

*See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions were available for investment as of December 31, 2008:

MIST American Funds Balanced Allocation
Investment Division (a)
MIST American Funds Growth Allocation Investment
Division (a)
MIST American Funds Moderate Allocation
Investment Division (a)
MIST BlackRock Large Cap Core Investment
Division (a)
MIST Clarion Global Real Estate Investment
Division (a)
MIST SSgA Growth and Income ETF Investment
Division (a)
MIST SSgA Growth ETF Investment Division (a)
MIST Dreman Small Cap Value Investment
Division (a)
MIST Harris Oakmark International Investment
Division (a)
MIST Janus Forty Investment Division (a)
MIST Lazard Mid Cap Investment Division (a)
MIST Legg Mason Partners Aggressive Growth
Investment Division (a)
MIST Legg Mason Value Equity Investment
Division (a)
MIST Lord Abbett Bond Debenture Investment
Division (a)

MIST Met/AIM Small Cap Growth Investment
Division (a)
MIST Met/Franklin Income Investment Division (a)
MIST Met/Franklin Mutual Shares Investment
Division (a)
MIST Met/Franklin Templeton Founding Strategy
Investment Division (a)
MIST Met/Templeton Growth Investment Division (a)
MIST MFS Research International Investment
Division (a)
MIST Oppenheimer Capital Appreciation Investment
Division (a)
MIST PIMCO Inflation Protected Bond Investment
Division (a)
MIST PIMCO Total Return Investment Division (a)
MIST RCM Technology Investment Division (a)
MIST T. Rowe Price Mid Cap Growth Investment
Division (a)
MIST Van Kampen Mid Cap Growth Investment
Division (a)
MSF BlackRock Aggressive Growth Investment
Division (a)
MSF BlackRock Bond Income Investment Division (a)
MSF BlackRock Diversified Investment Division (a)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF BlackRock Large Cap Value Investment
Division (a)
MSF BlackRock Legacy Large Cap Growth Investment
Division (a)
MSF BlackRock Strategic Value Investment
Division (a)
MSF Davis Venture Value Investment Division (a)
MSF FI Large Cap Investment Division (a)
MSF FI Mid Cap Opportunities Investment
Division (a)
MSF FI Value Leaders Investment Division (a)
MSF Franklin Templeton Small Cap Growth
Investment Division (a)
MSF Harris Oakmark Focused Value Investment
Division (a)
MSF Jennison Growth Investment Division (a)
MSF Julius Baer International Stock Investment
Division (a)
MSF Lehman Brothers Aggregate Bond Index
Investment Division (a)
MSF Loomis Sayles Small Cap Investment
Division (a)
MSF MetLife Mid Cap Stock Index Investment
Division (a)
MSF MetLife Stock Index Investment Division (a)
MSF MFS Total Return Investment Division (a)
MSF MFS Value Investment Division (a)
MSF Morgan Stanley EAFE Index Investment
Division (a)

MSF Neuberger Berman Mid Cap Value Investment
Division (a)
MSF Oppenheimer Global Equity Investment
Division (a)
MSF Russell 2000 Index Investment Division (a)
MSF T. Rowe Price Large Cap Growth Investment
Division (a)
MSF T. Rowe Price Small Cap Growth Investment
Division (a)
MSF Western Asset Management Strategic Bond
Opportunities Investment Division (a)
MSF Western Asset Management U.S. Government
Investment Division (a)
MSF MetLife Conservative Allocation Investment
Division (a)
MSF MetLife Conservative to Moderate Allocation
Investment Division (a)
MSF MetLife Moderate Allocation Investment
Division (a)
MSF MetLife Moderate to Aggressive Allocation
Investment Division (a)
MSF MetLife Aggressive Allocation Investment
Division (a)
American Funds Bond Investment Division (a)
American Funds Global Small Capitalization
Investment Division (a)
American Funds Growth Investment Division (a)
American Funds Growth-Income Investment
Division (a)

(a) All Investment Divisions began operations during the year ended December 31, 2008.

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio

NEW NAME

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATIONS
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1    Unadjusted quoted prices in active markets for identical assets.
Level 2    Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3    Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective April 28, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Investment Division invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Investment Divisions.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk charge which ranges from .15% to .60% is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $.04 to $2.30 for every $1,000 of the policy face amount and is assessed per month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $.00 to $.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.00 to $61.44 per $100 of the benefit provided.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                    FOR THE PERIOD APRIL 28, 2008
                                                            AS OF DECEMBER 31, 2008          TO DECEMBER 31, 2008
                                                            ----------------------- -----------------------------
                                                                                          COST OF        PROCEEDS
                                                             SHARES        COST ($) PURCHASES ($)  FROM SALES ($)
                                                            ------- --------------- ------------- ---------------
MIST American Funds Balanced Allocation
  Investment Division                                        17,223         150,128       156,024           4,918
MIST American Funds Growth Allocation
  Investment Division                                       116,919         830,186       838,185           7,270
MIST American Funds Moderate Allocation
  Investment Division                                        11,623          95,098       110,626          13,851
MIST BlackRock Large Cap Core Investment Division            11,778          81,097       105,648          21,265
MIST Clarion Global Real Estate Investment Division          34,139         292,865       335,687          33,320
MIST SSgA Growth and Income ETF Investment Division           2,262          19,719        20,340             581
MIST SSgA Growth ETF Investment Division                      3,449          30,209        33,130           2,535
MIST Dreman Small Cap Value Investment Division               3,113          30,555        32,816           2,181
MIST Harris Oakmark International Investment Division        46,395         447,189       499,818          46,177
MIST Janus Forty Investment Division                         12,698         650,352       690,643          33,993
MIST Lazard Mid Cap Investment Division                       9,732          78,876        91,126          11,908
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                        23,666         151,485       157,376           4,303
MIST Legg Mason Value Equity Investment Division              4,162          24,678        40,884          12,448
MIST Lord Abbett Bond Debenture Investment Division          16,392         172,652       188,094          13,948
MIST Met/AIM Small Cap Growth Investment Division             3,413          36,845        37,871             800
MIST Met/Franklin Income Investment Division                  3,358          28,657        31,801           2,871
MIST Met/Franklin Mutual Shares Investment Division           9,642          66,891        76,419           9,107
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                        44,763         367,671       381,041          11,340
MIST Met/Templeton Growth Investment Division                12,157         105,105       211,416         104,653
MIST MFS Research International Investment Division          50,137         418,799       432,594          10,404
MIST Oppenheimer Capital Appreciation Investment Division .   9,627          42,102        45,780           3,372
MIST PIMCO Inflation Protected Bond Investment Division      49,103         493,290       516,747          22,614
MIST PIMCO Total Return Investment Division                  46,957         532,090       560,790          28,608
MIST RCM Technology Investment Division                      27,000          78,627        95,087          14,282
MIST T. Rowe Price Mid Cap Growth Investment Division        43,314         254,383       289,120          28,002
MIST Van Kampen Mid Cap Growth Investment Division            2,844          17,530        18,459             732
MSF BlackRock Aggressive Growth Investment Division           5,365         100,218       170,192          58,446
MSF BlackRock Bond Income Investment Division                 1,539         157,449       170,357          12,683
MSF BlackRock Diversified Investment Division                 7,097          99,530       111,085          10,691
MSF BlackRock Large Cap Value Investment Division            31,256         296,013       364,909          57,949
MSF BlackRock Legacy Large Cap Growth Investment Division     4,705          91,577       106,883          12,268
MSF BlackRock Strategic Value Investment Division             8,479          72,507       100,782          24,159
MSF Davis Venture Value Investment Division                  36,349         933,444       962,340          24,793
MSF FI Large Cap Investment Division                          1,139          10,858        17,641           5,123
MSF FI Mid Cap Opportunities Investment Division              5,188          62,856        63,895             946
MSF FI Value Leaders Investment Division                        295          33,178        33,977             715
MSF Franklin Templeton Small Cap Growth Investment Division   7,208          43,292        52,750           6,894
MSF Harris Oakmark Focused Value Investment Division            558          68,091        88,208          16,977
MSF Jennison Growth Investment Division                       1,474          14,176        14,461             249
MSF Julius Baer International Stock Investment Division      29,677         278,786       296,591          13,827
MSF Lehman Brothers Aggregate Bond Index
  Investment Division                                        48,644         518,082       622,552         106,951
MSF Loomis Sayles Small Cap Investment Division               1,606         234,300       292,672          49,374
MSF MetLife Mid Cap Stock Index Investment Division          29,469         303,062       312,773           8,828
MSF MetLife Stock Index Investment Division                  71,502       1,786,657     1,877,982          80,126
MSF MFS Total Return Investment Division                        798          88,328        91,719           3,115
MSF MFS Value Investment Division                             2,732          27,081        46,913          17,224
MSF Morgan Stanley EAFE Index Investment Division            50,313         561,681       645,078          66,923
MSF Neuberger Berman Mid Cap Value Investment Division       23,839         316,821       356,211          28,457

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                  FOR THE PERIOD APRIL 28, 2008
                                                          AS OF DECEMBER 31, 2008          TO DECEMBER 31, 2008
                                                          ----------------------- -----------------------------
                                                                                        COST OF        PROCEEDS
                                                           SHARES        COST ($) PURCHASES ($)  FROM SALES ($)
                                                          ------- --------------- ------------- ---------------
MSF Oppenheimer Global Equity Investment Division          14,970         161,895       166,642           4,414
MSF Russell 2000 Index Investment Division                 21,365         213,759       234,484          17,474
MSF T. Rowe Price Large Cap Growth Investment Division     11,400         125,328       167,919          37,367
MSF T. Rowe Price Small Cap Growth Investment Division     13,267         143,703       161,460          15,266
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                       9,956         110,032       119,813           9,312
MSF Western Asset Management U.S. Government
  Investment Division                                      29,361         348,875       350,794           1,926
MSF MetLife Conservative Allocation Investment Division    22,582         205,544       211,515           5,803
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                      20,715         180,860       186,032           5,050
MSF MetLife Moderate Allocation Investment Division       136,545       1,289,013     1,467,567         165,962
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     412,535       3,711,263     4,385,548         567,539
MSF MetLife Aggressive Allocation Investment Division     100,527         857,688     1,026,305         144,859
American Funds Bond Investment Division                    18,941         185,312       190,621           5,038
American Funds Global Small Capitalization
  Investment Division                                      59,397         808,214       850,957          33,549
American Funds Growth Investment Division                  37,482       1,507,634     1,650,610         119,016
American Funds Growth-Income Investment Division           28,721         791,607       953,520         134,564

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                              MIST                   MIST                   MIST
                                    AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS         MIST BLACKROCK
                               BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION         LARGE CAP CORE
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --                     --
Units issued and transferred
  from other funding options                18,214                125,410                 16,825                 14,053
Units redeemed and transferred
  to other funding options                  (1,623)               (13,651)                (5,619)                (4,946)
                               ---------------------- ---------------------- ---------------------- --------------------
Units end of period                         16,591                111,759                 11,206                  9,107
                               ====================== ====================== ====================== ====================

                                                                     MIST
                                              MIST    LEGG MASON PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                    LAZARD MID CAP      AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --                     --
Units issued and transferred
  from other funding options                10,402                 20,909                  6,759                 11,223
Units redeemed and transferred
  to other funding options                  (4,112)                (1,134)                (2,851)                (2,817)
                               ---------------------- ---------------------- ---------------------- --------------------
Units end of period                          6,290                 19,775                  3,908                  8,406
                               ====================== ====================== ====================== ====================

                                                                      MIST
                                   MIST OPPENHEIMER        PIMCO INFLATION             MIST PIMCO               MIST RCM
                               CAPITAL APPRECIATION         PROTECTED BOND           TOTAL RETURN             TECHNOLOGY
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ---------------------- --------------------
Units beginning of period                        --                     --                     --                     --
Units issued and transferred
  from other funding options                 10,780                 64,540                 53,208                 27,140
Units redeemed and transferred
  to other funding options                   (4,735)               (25,058)               (16,970)               (10,883)
                               ----------------------- ---------------------- ---------------------- --------------------
Units end of period                           6,045                 39,482                 36,238                 16,257
                               ======================= ====================== ====================== ====================

                                                                                                       MIST
       MIST CLARION      MIST SSGA GROWTH             MIST SSGA           MIST DREMAN        HARRIS OAKMARK
 GLOBAL REAL ESTATE        AND INCOME ETF            GROWTH ETF       SMALL CAP VALUE         INTERNATIONAL       MISTJANUS FORTY
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                   --
             46,180                 3,031                 4,576                 3,198                54,408                 3,989
            (21,208)                 (909)               (1,326)                 (278)              (20,375)               (1,447)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             24,972                 2,122                 3,250                 2,920                34,033                 2,542
===================== ===================== ===================== ===================== ===================== ====================

                                                                    MIST MET/FRANKLIN                  MIST                  MIST
       MIST MET/AIM                  MIST     MIST MET/FRANKLIN    TEMPLETON FOUNDING         MET/TEMPLETON          MFS RESEARCH
   SMALL CAP GROWTH   MET/FRANKLIN INCOME         MUTUAL SHARES              STRATEGY                GROWTH         INTERNATIONAL
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
              2,985                 4,428                11,332                64,037                25,192                48,758
               (358)               (1,153)               (1,979)              (20,146)              (13,115)              (16,631)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              2,627                 3,275                 9,353                43,891                12,077                32,127
===================== ===================== ===================== ===================== ===================== ====================

 MIST T. ROWE PRICE       MIST VAN KAMPEN         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
     MID CAP GROWTH        MID CAP GROWTH     AGGRESSIVE GROWTH           BOND INCOME           DIVERSIFIED       LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
             53,052                 2,034                 5,325                 3,318                 2,915                40,966
            (18,292)                 (221)               (3,113)               (1,064)                 (926)              (15,144)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             34,760                 1,813                 2,212                 2,254                 1,989                25,822
===================== ===================== ===================== ===================== ===================== ====================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                               MSF
                                  BLACKROCK LEGACY          MSF BLACKROCK              MSF DAVIS                 MSF FI
                                  LARGE CAP GROWTH        STRATEGIC VALUE          VENTURE VALUE              LARGE CAP
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --                     --
Units issued and transferred
  from other funding options                 4,760                  8,689                 36,151                  1,447
Units redeemed and transferred
  to other funding options                  (1,603)                (3,580)                (9,017)                  (663)
                               ---------------------- ---------------------- ---------------------- --------------------
Units end of period                          3,157                  5,109                 27,134                    784
                               ====================== ====================== ====================== ====================

                                                MSF
                                    LEHMAN BROTHERS      MSF LOOMIS SAYLES            MSF METLIFE            MSF METLIFE
                               AGGREGATE BOND INDEX              SMALL CAP    MID CAP STOCK INDEX            STOCK INDEX
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ---------------------- --------------------
Units beginning of period                        --                     --                     --                     --
Units issued and transferred
  from other funding options                 47,532                 12,876                 29,006                 54,537
Units redeemed and transferred
  to other funding options                  (16,022)                (5,192)                (7,694)               (13,056)
                               ----------------------- ---------------------- ---------------------- --------------------
Units end of period                          31,510                  7,684                 21,312                 41,481
                               ======================= ====================== ====================== ====================

                                                                                MSF WESTERN ASSET      MSF WESTERN ASSET
                                 MSF T. ROWE PRICE      MSF T. ROWE PRICE    MANAGEMENT STRATEGIC             MANAGEMENT
                                  LARGE CAP GROWTH       SMALL CAP GROWTH      BOND OPPORTUNITIES        U.S. GOVERNMENT
                               INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------- --------------------
Units beginning of period                       --                     --                      --                     --
Units issued and transferred
  from other funding options                15,783                 13,322                   6,223                 18,949
Units redeemed and transferred
  to other funding options                  (5,688)                (3,358)                 (1,608)                (1,897)
                               ---------------------- ---------------------- ----------------------- --------------------
Units end of period                         10,095                  9,964                   4,615                 17,052
                               ====================== ====================== ======================= ====================

                                    AMERICAN FUNDS
                                      GLOBAL SMALL         AMERICAN FUNDS         AMERICAN FUNDS
                                    CAPITALIZATION                 GROWTH        GROWTH - INCOME
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --
Units issued and transferred
  from other funding options                53,662                 13,844                 12,511
Units redeemed and transferred
  to other funding options                 (18,811)                (4,821)                (5,866)
                               ---------------------- ---------------------- --------------------
Units end of period                         34,851                  9,023                  6,645
                               ====================== ====================== ====================

                                                            MSF                   MSF
     MSF FI MID CAP                MSF FI    FRANKLIN TEMPLETON        HARRIS OAKMARK                             MSF JULIUS BAER
      OPPORTUNITIES         VALUE LEADERS      SMALL CAP GROWTH         FOCUSED VALUE   MSF JENNISON GROWTH   INTERNATIONAL STOCK
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
              4,845                 1,612                 7,482                 3,516                 1,449                20,747
               (388)                 (339)               (1,896)               (1,135)                 (184)               (4,564)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              4,457                 1,273                 5,586                 2,381                 1,265                16,183
===================== ===================== ===================== ===================== ===================== ====================

                                                            MSF                   MSF
            MSF MFS                              MORGAN STANLEY      NEUBERGER BERMAN       MSF OPPENHEIMER                   MSF
       TOTAL RETURN         MSF MFS VALUE            EAFE INDEX         MID CAP VALUE         GLOBAL EQUITY    RUSSELL 2000 INDEX
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
              2,044                 4,893                59,019                26,599                13,378                19,301
               (352)               (2,543)              (17,491)              (10,536)               (3,098)               (5,599)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              1,692                 2,350                41,528                16,063                10,280                13,702
===================== ===================== ===================== ===================== ===================== ====================

        MSF METLIFE           MSF METLIFE                                 MSF METLIFE
       CONSERVATIVE       CONSERVATIVE TO          MSF METLIFE            MODERATE TO            MSF METLIFE        AMERICAN FUNDS
         ALLOCATION   MODERATE ALLOCATION  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION  AGGRESSIVE ALLOCATION                  BOND
INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- -------------------- -------------------- ---------------------- ---------------------- --------------------
                 --                    --                   --                     --                     --                    --
             22,721                21,047              165,764                582,875                186,206                14,067
             (1,752)               (1,909)             (39,979)              (203,980)               (95,352)               (3,432)
--------------------- -------------------- -------------------- ---------------------- ---------------------- ---------------------
             20,969                19,138              125,785                378,895                 90,854                10,635
===================== ==================== ==================== ====================== ====================== =====================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund, for the period ended December 31, 2008:

                                                    AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                       ------- ---------------------- -------------------------------------------------
                                                UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                 LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------- ----------- ---------- ------------- ---------------- ------------------
MIST American Funds Balanced
  Allocation Investment Division
  (Commenced 4/28/2008)           2008  16,591        7.08    117,461          3.96               --          (29.27)
MIST American Funds Growth
  Allocation Investment Division
  (Commenced 4/28/2008)           2008 111,759        6.45    721,398         11.34               --          (35.51)
MIST American Funds Moderate
  Allocation Investment Division
  (Commenced 4/28/2008)           2008  11,206        7.77     87,064          6.89               --          (22.46)
MIST BlackRock Large Cap Core
  Investment Division
  (Commenced 4/28/2008)           2008   9,107        8.63     78,564            --               --          (31.87)
MIST Clarion Global Real Estate
  Investment Division
  (Commenced 4/28/2008)           2008  24,972       10.12    252,756            --               --          (44.73)
MIST SSgA Growth and Income
  ETF Investment Division
  (Commenced 4/28/2008)           2008   2,122        9.05     19,207            --               --          (23.99)
MIST SSgA Growth ETF
  Investment Division
  (Commenced 4/28/2008)           2008   3,250        8.29     26,947            --               --          (30.82)
MIST Dreman Small Cap Value
  Investment Division
  (Commenced 4/28/2008)           2008   2,920       10.45     30,514            --               --          (25.08)
MIST Harris Oakmark International
  Investment Division
  (Commenced 4/28/2008)           2008  34,033       11.69    397,710            --               --          (37.26)
MIST Janus Forty
  Investment Division
  (Commenced 4/28/2008)           2008   2,542      226.02    574,436            --               --          (44.68)
MIST Lazard Mid Cap
  Investment Division
  (Commenced 4/28/2008)           2008   6,290       10.73     67,473            --               --          (36.07)
MIST Legg Mason Partners
  Aggressive Growth
  Investment Division
  (Commenced 4/28/2008)           2008  19,775        5.47    108,153            --               --          (36.35)
MIST Legg Mason Value Equity
  Investment Division
  (Commenced 4/28/2008)           2008   3,908        4.89     19,104            --               --          (47.12)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31            FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                        ------ ---------------------- -------------------------------------------------
                                                UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                 LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                        ------ ----------- ---------- ------------- ---------------- ------------------
MIST Lord Abbett Bond Debenture
  Investment Division
  (Commenced 4/28/2008)            2008  8,406       19.00    159,679            --               --          (18.83)
MIST Met/AIM Small Cap Growth
  Investment Division
  (Commenced 4/28/2008)            2008  2,627       10.86     28,540            --               --          (34.43)
MIST Met/Franklin Income
  Investment Division
  (Commenced 4/28/2008)            2008  3,275        8.08     26,469          5.38               --          (19.19)
MIST Met/Franklin Mutual Shares
  Investment Division
  (Commenced 4/28/2008)            2008  9,353        6.68     62,476          7.30               --          (33.20)
MIST Met/Franklin Templeton
  Founding Strategy
  Investment Division
  (Commenced 4/28/2008)            2008 43,891        7.11    311,998          2.67               --          (28.92)
MIST Met/Templeton Growth
  Investment Division
  (Commenced 4/28/2008)            2008 12,077        6.64     80,174          0.75               --          (33.62)
MIST MFS Research International
  Investment Division
  (Commenced 4/28/2008)            2008 32,127       11.57    371,576            --               --          (41.00)
MIST Oppenheimer Capital
  Appreciation Investment Division
  (Commenced 4/28/2008)            2008  6,045        6.26     37,850            --               --          (43.37)
MIST PIMCO Inflation Protected
  Bond Investment Division
  (Commenced 4/28/2008)            2008 39,482       12.23    482,681            --               --           (9.73)
MIST PIMCO Total Return
  Investment Division
  (Commenced 4/28/2008)            2008 36,238       15.03    544,710            --               --           (1.28)
MIST RCM Technology
  Investment Division
  (Commenced 4/28/2008)            2008 16,257        3.99     64,801            --               --          (37.82)
MIST T. Rowe Price Mid Cap
  Growth Investment Division
  (Commenced 4/28/2008)            2008 34,760        6.62    229,945            --               --          (37.28)
MIST Van Kampen Mid Cap
  Growth Investment Division
  (Commenced 4/28/2008)            2008  1,813        8.96     16,237            --               --          (43.85)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                          ------ ---------------------- -------------------------------------------------
                                                  UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                   LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                           UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                          ------ ----------- ---------- ------------- ---------------- ------------------
MSF BlackRock Aggressive
  Growth Investment Division
  (Commenced 4/28/2008)              2008  2,212       37.93     83,929            --               --          (44.59)
MSF BlackRock Bond Income
  Investment Division
  (Commenced 4/28/2008)              2008  2,254       69.96    157,720            --               --           (4.17)
MSF BlackRock Diversified
  Investment Division
  (Commenced 4/28/2008)              2008  1,989       46.97     93,442            --               --          (20.65)
MSF BlackRock Large Cap Value
  Investment Division
  (Commenced 4/28/2008)              2008 25,822       10.48    270,681            --               --          (30.94)
MSF BlackRock Legacy Large Cap
  Growth Investment Division
  (Commenced 4/28/2008)              2008  3,157       25.16     79,452            --               --          (34.56)
MSF BlackRock Strategic Value
  Investment Division
  (Commenced 4/28/2008)              2008  5,109       14.08     71,935            --               --          (35.81)
MSF Davis Venture Value
  Investment Division
  (Commenced 4/28/2008)              2008 27,134       29.12    790,054            --               --          (37.59)
MSF FI Large Cap Investment Division
  (Commenced 4/28/2008)              2008    784       11.76      9,216            --               --          (38.34)
MSF FI Mid Cap Opportunities
  Investment Division
  (Commenced 4/28/2008)              2008  4,457       10.96     48,872            --               --          (51.44)
MSF FI Value Leaders
  Investment Division
  (Commenced 4/28/2008)              2008  1,273       24.71     31,448            --               --          (34.25)
MSF Franklin Templeton Small Cap
  Growth Investment Division
  (Commenced 4/28/2008)              2008  5,586        7.33     40,939            --               --          (33.72)
MSF Harris Oakmark Focused
  Value Investment Division
  (Commenced 4/28/2008)              2008  2,381       24.85     59,162            --               --          (42.81)
MSF Jennison Growth
  Investment Division
  (Commenced 4/28/2008)              2008  1,265        9.10     11,510            --               --          (32.96)
MSF Julius Baer International
  Stock Investment Division
  (Commenced 4/28/2008)              2008 16,183       14.31    231,516            --               --          (40.37)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                       ------ ---------------------- -------------------------------------------------
                                               UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                        UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------ ----------- ---------- ------------- ---------------- ------------------
MSF Lehman Brothers Aggregate
  Bond Index Investment Division
  (Commenced 4/28/2008)           2008 31,510       17.13    539,879            --               --            4.32
MSF Loomis Sayles Small Cap
  Investment Division
  (Commenced 4/28/2008)           2008  7,684       28.19    216,626            --               --          (30.05)
MSF MetLife Mid Cap Stock Index
  Investment Division
  (Commenced 4/28/2008)           2008 21,312       11.97    255,015            --               --          (35.42)
MSF MetLife Stock Index
  Investment Division
  (Commenced 4/28/2008)           2008 41,481       37.94  1,573,950            --               --          (34.22)
MSF MFS Total Return
  Investment Division
  (Commenced 4/28/2008)           2008  1,692       50.76     85,862            --               --          (20.13)
MSF MFS Value Investment Division
  (Commenced 4/28/2008)           2008  2,350       10.79     25,358            --               --          (29.45)
MSF Morgan Stanley EAFE Index
  Investment Division
  (Commenced 4/28/2008)           2008 41,528       11.34    470,881            --               --          (40.15)
MSF Neuberger Berman Mid Cap
  Value Investment Division
  (Commenced 4/28/2008)           2008 16,063       16.33    262,350            --               --          (46.55)
MSF Oppenheimer Global Equity
  Investment Division
  (Commenced 4/28/2008)           2008 10,280       14.42    148,231            --               --          (37.34)
MSF Russell 2000 Index
  Investment Division
  (Commenced 4/28/2008)           2008 13,702       13.88    190,119            --               --          (30.11)
MSF T. Rowe Price Large Cap
  Growth Investment Division
  (Commenced 4/28/2008)           2008 10,095       10.23    103,304            --               --          (38.27)
MSF T. Rowe Price Small Cap
  Growth Investment Division
  (Commenced 4/28/2008)           2008  9,964       12.07    120,247            --               --          (33.41)
MSF Western Asset Management
  Strategic Bond Opportunities
  Investment Division
  (Commenced 4/28/2008)           2008  4,615       22.28    102,843            --               --          (14.42)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                          ------- ---------------------- -------------------------------------------------
                                                   UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                    LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                            UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                          ------- ----------- ---------- ------------- ---------------- ------------------
MSF Western Asset Management
  U.S. Government
  Investment Division
  (Commenced 4/28/2008)              2008  17,052       20.52    349,981            --               --           (0.67)
MSF MetLife Conservative
  Allocation Investment Division
  (Commenced 4/28/2008)              2008  20,969       10.14    212,720            --               --          (13.89)
MSF MetLife Conservative to
  Moderate Allocation
  Investment Division
  (Commenced 4/28/2008)              2008  19,138        9.64    184,569            --               --          (20.23)
MSF MetLife Moderate Allocation
  Investment Division
  (Commenced 4/28/2008)              2008 125,785        9.12  1,147,235            --               --          (26.51)
MSF MetLife Moderate to Aggressive
  Allocation Investment Division
  (Commenced 4/28/2008)              2008 378,895        8.61  3,260,631            --               --          (32.36)
MSF MetLife Aggressive
  Allocation Investment Division
  (Commenced 4/28/2008)              2008  90,854        8.08    734,523            --               --          (37.15)
American Funds Bond
  Investment Division
  (Commenced 4/28/2008)              2008  10,635       16.69    177,494         12.86               --           (9.59)
American Funds Global Small
  Capitalization Investment Division
  (Commenced 4/28/2008)              2008  34,851       18.81    655,469            --               --          (48.89)
American Funds Growth
  Investment Division
  (Commenced 4/28/2008)              2008   9,023      138.29  1,247,737          2.02               --          (41.63)
American Funds Growth-Income
  Investment Division
  (Commenced 4/28/2008)              2008   6,645      104.26    692,775          3.59               --          (35.35)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of the units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated May 1, 2009. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.




                                    --------------------------------
--------------------------------

             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                MetLife Investors USA Variable Life Account A of
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio
BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio



Loomis Sayles Small Cap Core Portfolio


Met/Artisan Mid Cap Value Portfolio

MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Van Kampen Mid Cap Growth Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund


     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2009

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-6
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-11
HOW THE POLICY WORKS...................................................    A-14
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-15
     The Company.......................................................    A-15
     The Separate Account..............................................    A-15
     The Portfolios....................................................    A-15
     Share Classes of the Portfolios...................................    A-17
     Certain Payments We Receive with Regard to the Portfolios.........    A-18
     Selection of the Portfolios.......................................    A-18
     Voting Rights.....................................................    A-19
     Rights Reserved by MetLife Investors USA..........................    A-19
THE POLICIES...........................................................    A-19
     Purchasing a Policy...............................................    A-19
     Replacing Existing Insurance......................................    A-20
     Policy Owner and Beneficiary......................................    A-20
     24 Month Conversion Right.........................................    A-20
PREMIUMS...............................................................    A-20
     Flexible Premiums.................................................    A-20
     Amount Provided for Investment under the Policy...................    A-21
     Right to Examine Policy...........................................    A-21
     Allocation of Net Premiums........................................    A-22
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
  DESIGNATED OFFICE....................................................    A-22
     Payment of Proceeds...............................................    A-23
CASH VALUE.............................................................    A-24
DEATH BENEFITS.........................................................    A-24
     Death Proceeds Payable............................................    A-25
     Change in Death Benefit Option....................................    A-26
     Increase in Face Amount...........................................    A-26
     Reduction in Face Amount..........................................    A-26
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-27
     Surrender.........................................................    A-27
     Partial Withdrawal................................................    A-27
TRANSFERS..............................................................    A-29
     Transfer Option...................................................    A-29
AUTOMATED INVESTMENT STRATEGIES........................................    A-31

                                                                           PAGE
                                                                           ----
LOANS..................................................................    A-32
LAPSE AND REINSTATEMENT................................................    A-33
     Lapse.............................................................    A-33
     Reinstatement.....................................................    A-34
ADDITIONAL BENEFITS BY RIDER...........................................    A-34
THE FIXED ACCOUNT......................................................    A-35
     General Description...............................................    A-35
     Values and Benefits...............................................    A-35
     Policy Transactions...............................................    A-35
CHARGES................................................................    A-36
     Deductions from Premiums..........................................    A-36
     Surrender Charge..................................................    A-37
     Partial Withdrawal Charge.........................................    A-38
     Transfer Charge...................................................    A-38
     Illustration of Benefits Charge...................................    A-38
     Monthly Deduction from Cash Value.................................    A-38
     Loan Interest Spread..............................................    A-41
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-41
TAX CONSIDERATIONS.....................................................    A-41
     Introduction......................................................    A-41
     Tax Status of the Policy..........................................    A-41
     Tax Treatment of Policy Benefits..................................    A-42
     MetLife Investors USA's Income Taxes..............................    A-46
DISTRIBUTION OF THE POLICIES...........................................    A-46
LEGAL PROCEEDINGS......................................................    A-48
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-48
FINANCIAL STATEMENTS...................................................    A-48
GLOSSARY...............................................................    A-49
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-50
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER
  VALUES...............................................................    A-51

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

     CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

     RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of thirty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and asset allocation funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

     PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

     TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer four automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

     LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.


     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


     CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

     INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

     SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.


     We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.


     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------



(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (11 in FL) (and,
                           with respect to a face
                           amount increase, in the
                           first ten Policy years
                           (11 in FL) after the
                           increase)

  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------



(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)

  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)

  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount       Monthly                    $15 in Policy year 1       $15 in Policy year 1
  between $50,000 and                                 $8 in Policy years 2+      $8 in Policy years 2+
  $249,999
---------------------------------------------------------------------------------------------------------

 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------

 Coverage Expense
 Charge(5)


  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)

  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10

---------------------------------------------------------------------------------------------------------




(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum      Monthly                    $.20 to $1.88 per $10 of   $.20 to $1.88 per $10 of
  Charge                                              initial daily benefit      initial daily benefit
                                                      amount                     amount

  Charge for a male        Monthly                    $.37 per $10 of initial    $.37 per $10 of initial
  insured, age 35, in                                 daily benefit amount       daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Acceleration of Death     At time of benefit         Not currently charged      One-time fee of $150
 Benefit Rider             payment
---------------------------------------------------------------------------------------------------------

 Overloan Protection       At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
 Rider                                                Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2008. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.29%      1.32%




     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2008, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                                ACQUIRED FUND  GROSS TOTAL    FEE WAIVERS    NET TOTAL
                                   MANAGEMENT    OTHER   12B-1     FEES AND       ANNUAL      AND EXPENSE      ANNUAL
                                      FEES     EXPENSES   FEES   EXPENSES(1)     EXPENSES   REIMBURSEMENTS  EXPENSES(2)
                                   ----------  --------  -----  -------------  -----------  --------------  -----------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Barclays Capital Aggregate Bond
  Index Portfolio................     0.25%      0.04%      --         --         0.29%          0.01%      0.28%(3)
BlackRock Aggressive Growth
  Portfolio......................     0.72%      0.05%      --         --         0.77%             --      0.77%
BlackRock Large Cap Value
  Portfolio......................     0.67%      0.05%      --         --         0.72%             --      0.72%
Davis Venture Value Portfolio....     0.70%      0.03%      --         --         0.73%          0.04%      0.69%(4)
FI Value Leaders Portfolio.......     0.65%      0.06%      --         --         0.71%             --      0.71%
Loomis Sayles Small Cap Core
  Portfolio......................     0.90%      0.06%      --         --         0.96%          0.05%      0.91%(5)
Met/Artisan Mid Cap Value
  Portfolio......................     0.81%      0.04%      --         --         0.85%             --      0.85%
MetLife Stock Index Portfolio....     0.25%      0.04%      --         --         0.29%          0.01%      0.28%(3)
MFS(R) Total Return Portfolio....     0.53%      0.05%      --         --         0.58%             --      0.58%
Neuberger Berman Mid Cap Value
  Portfolio......................     0.65%      0.04%      --         --         0.69%             --      0.69%
Oppenheimer Global Equity
  Portfolio......................     0.52%      0.09%      --         --         0.61%             --      0.61%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................     0.60%      0.05%      --         --         0.65%             --      0.65%
Western Asset Management U.S.
  Government Portfolio...........     0.48%      0.04%      --         --         0.52%             --      0.52%
MetLife Conservative Allocation
  Portfolio......................     0.10%      0.02%      --      0.56%         0.68%          0.02%      0.66%(6)
MetLife Conservative to Moderate
  Allocation Portfolio...........     0.09%      0.01%      --      0.61%         0.71%             --      0.71%(6)
MetLife Moderate Allocation
  Portfolio......................     0.07%         --      --      0.65%         0.72%             --      0.72%(6)
MetLife Moderate to Aggressive
  Allocation Portfolio...........     0.07%         --      --      0.68%         0.75%             --      0.75%(6)
MetLife Aggressive Allocation
  Portfolio......................     0.10%      0.03%      --      0.72%         0.85%          0.03%      0.82%(6)

MET INVESTORS SERIES TRUST --
  CLASS A
Clarion Global Real Estate
  Portfolio......................     0.63%      0.06%      --         --         0.69%             --      0.69%
Dreman Small Cap Value
  Portfolio......................     0.79%      0.07%      --         --         0.86%             --      0.86%
Harris Oakmark International
  Portfolio......................     0.78%      0.07%      --         --         0.85%             --      0.85%
Janus Forty Portfolio............     0.64%      0.03%      --         --         0.67%             --      0.67%
Lazard Mid Cap Portfolio.........     0.69%      0.05%      --         --         0.74%             --      0.74%(7)
Legg Mason Partners Aggressive
  Growth Portfolio...............     0.63%      0.02%      --         --         0.65%             --      0.65%
Legg Mason Value Equity
  Portfolio......................     0.63%      0.04%      --         --         0.67%             --      0.67%
Lord Abbett Bond Debenture
  Portfolio......................     0.50%      0.03%      --         --         0.53%             --      0.53%
Met/AIM Small Cap Growth
  Portfolio......................     0.86%      0.03%      --         --         0.89%             --      0.89%
Met/Franklin Income Portfolio....     0.80%      0.23%      --         --         1.03%          0.03%      1.00%(8,9)
Met/Franklin Mutual Shares
  Portfolio......................     0.80%      0.52%      --         --         1.32%          0.42%      0.90%(8)
Met/Franklin Templeton Founding
  Strategy Portfolio.............     0.05%      0.02%      --      0.89%         0.96%          0.02%      0.94%(10)
Met/Templeton Growth Portfolio...     0.70%      0.57%      --         --         1.27%          0.45%      0.82%(11)
MFS(R) Research International
  Portfolio......................     0.70%      0.07%      --         --         0.77%             --      0.77%
PIMCO Inflation Protected Bond
  Portfolio......................     0.49%      0.04%      --         --         0.53%             --      0.53%
PIMCO Total Return Portfolio.....     0.48%      0.04%      --         --         0.52%             --      0.52%
Van Kampen Mid Cap Growth
  Portfolio......................     0.70%      0.19%      --         --         0.89%             --      0.89%(12)

AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund.........     0.39%      0.01%   0.25%         --         0.65%             --      0.65%
American Funds Global Small
  Capitalization Fund............     0.71%      0.03%   0.25%         --         0.99%             --      0.99%
American Funds Growth Fund.......     0.32%      0.01%   0.25%         --         0.58%             --      0.58%
American Funds Growth-Income
  Fund...........................     0.27%      0.01%   0.25%         --         0.53%             --      0.53%

--------


(1) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



(2) Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(6) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.



(7) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.



(8) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.



(9) Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 0.88% for the Class A shares and 1.14% for the Class B shares.



(10 ) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



(11) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 0.80% for the Class A shares and 1.05% for the Class B shares.



(12) Other Expenses include 0.08% of deferred expense reimbursement from a prior period.


     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company.
     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL) or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. Death benefits in excess of Policy cash value are paid from our general account. Death benefits paid from the general account are subject to the claims-paying ability of MetLife Investors USA.

THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
  (formerly Lehman Brothers(R)                                    Aggregate Bond Index.
  Aggregate Bond Index
  Portfolio)

BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio

BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio

Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)

FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.

Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio (formerly Loomis                                      investments in common stocks
  Sayles Small Cap Portfolio)                                     or other equity securities.

Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio (formerly Harris     Partnership(2)
  Oakmark Focused Value
  Portfolio)

MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------

MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.

Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC

Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio

Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.

Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.

MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.

MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.

MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.

MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio

MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio




MET INVESTORS SERIES TRUST                     ADVISER: METLIFE ADVISERS, LLC(3)



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities, L.P.                 investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.

Dreman Small Cap Value           Dreman Value Management,         Capital appreciation
  Portfolio                      L.L.C.

Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.

Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.

Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.

Legg Mason Partners Aggressive   ClearBridge Advisors, LLC        Capital appreciation.
  Growth Portfolio

Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.

Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.

Met/AIM Small Cap Growth         Invesco Aim Capital              Long-term growth of capital.
  Portfolio                      Management, Inc.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------

Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.

Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.

Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.

Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited

MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company

PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.

Van Kampen Mid Cap Growth        Morgan Stanley Investment        Capital appreciation
  Portfolio                      Management, Inc. (d/b/a Van
                                 Kampen)




AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              Maximize current income and
                                                                  preserve capital by investing
                                                                  primarily in fixed-income
                                                                  securities.

American Funds Global Small      N/A                              Capital appreciation through
  Capitalization Fund                                             stocks.

American Funds Growth Fund       N/A                              Capital appreciation through
                                                                  stocks.

American Funds Growth-Income     N/A                              Capital appreciation and
  Fund                                                            income.



--------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(2) Prior to May 1, 2009, Harris Associates L.P. was the sub-adviser to this Portfolio.



(3) Prior to May 1, 2009, Met Investors Advisory, LLC was the adviser to the Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC.


FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC ) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.



     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)


     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

        RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
                                DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                      MetLife Investors USA
                                      P.O. Box 371862
                                      Pittsburgh, PA 15250-7862

Payment Inquiries and                 MetLife Investors USA
Correspondence                        P.O. Box 990083
                                      Hartford, CT 06199-0083

Beneficiary and Ownership             MetLife Investors USA
Changes                               P.O. Box 990059
                                      Hartford, CT 06199-0059

Surrenders, Loans,                    MetLife Investors USA
Withdrawals and                       P.O. Box 990090
Investment Division Transfers         Hartford, CT 06199-0090


Cancellations (Right to Examine       MetLife Investors USA
Policy Period)                        Free Look Unit
                                      P.O. Box 990018
                                      Hartford, CT 06199-0018

Death Claims                          MetLife Investors USA
                                      P.O. Box 990090
                                      Hartford, CT 06199-0090


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries


     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


     Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.



     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


Face Amount:.........    $          350,000
Death Benefit             Option A -- Level
  Option:............
Cash Value:..........    $           12,000
Surrender Charge:....    $          - 4,900    ($14.00 x $350,000/1,000)
                         ------------------
Cash Surrender
  Value:.............    $            7,100
                                       x 20%
                         ------------------
Withdrawal Amount:...    $            1,420




     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:



                               Withdrawal Amount in

Surrender Charge        x      Excess of Free Withdrawal            =      Surrender Charge
                               ---------------------------------
                               Face Amount less Surrender Charge           On Withdrawal


       $4,900           x                     $710                  =      $10
                               ---------------------------------
                                       $350,000 - $4,900






     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:


Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680



     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION


     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Loomis Sayles Small Cap Core Portfolio, Oppenheimer Global Equity Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of four automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATOR. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

     ALLOCATOR. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCER. The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. (Not available in California.)

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.


     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability. (Not available in Connecticut or Florida. Not currently available in Virginia or Puerto Rico.)


     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.).


     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).


              NET
PREMIUM     PREMIUM
-------     -------
 $4,000      $4,000
              - 175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges


             $3,825   Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.


                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                       9.50
                                                        10                       0.00

     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.


                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                      11.87
                                                        10                       5.93
                                                        11                       0.00



     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.


     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.


     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.


-------------------------------------------------------------------------------------------
                                                                          CHARGE APPLIED
                                                                         TO CASH VALUE IN
     POLICY YEAR                       NET CASH VALUE                    SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.60%
                             5 but less than 10 target premiums               0.55%
        1 - 10              10 but less than 20 target premiums               0.30%
                                 20 target premiums or more                   0.15%

-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.35%
                             5 but less than 10 target premiums               0.30%
       11 - 19              10 but less than 20 target premiums               0.15%
                                 20 target premiums or more                   0.10%

-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.20%
                             5 but less than 10 target premiums               0.15%
       20 - 29              10 but less than 20 target premiums               0.10%
                                 20 target premiums or more                   0.05%

-------------------------------------------------------------------------------------------
         30+                                                                  0.05%

-------------------------------------------------------------------------------------------





LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, separate accounts investing in the Portfolios may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's attained age 121 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.


     The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.


     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and Managers of our affiliates are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliates, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MSI and NES. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.



       AGE OF                                  AGE OF
INSURED AT START OF    PERCENTAGE OF    INSURED AT START OF    PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE       THE POLICY YEAR        CASH VALUE
-------------------    -------------    -------------------    -------------
    0 through 40            250                  61                 128
         41                 243                  62                 126
         42                 236                  63                 124
         43                 229                  64                 122
         44                 222                  65                 120
         45                 215                  66                 119
         46                 209                  67                 118
         47                 203                  68                 117
         48                 197                  69                 116
         49                 191                  70                 115
         50                 185                  71                 113
         51                 178                  72                 111
         52                 171                  73                 109
         53                 164                  74                 107
         54                 157            75 through 90            105
         55                 150                  91                 104
         56                 146                  92                 103
         57                 142                  93                 102
         58                 138            94 through 121           101
         59                 134
         60                 130




     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES


     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.


     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .74% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.74%, 5.22% and 9.19%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35

                            $1,890 ANNUAL PREMIUM FOR

                         PREFERRED NONSMOKER RISK CLASS

                              $350,000 FACE AMOUNT

                             OPTION A DEATH BENEFIT

              THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                     DEATH BENEFIT                      CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                      GROSS ANNUAL                          GROSS ANNUAL                          GROSS ANNUAL
END OF             RATE OF RETURN OF                      RATE OF RETURN OF                     RATE OF RETURN OF
POLICY    -----------------------------------    ----------------------------------    ----------------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,004    $  1,086    $     1,140
   2       350,000     350,000        350,000          0           0              0      1,964       2,190          2,345
   3       350,000     350,000        350,000          0           0              0      2,881       3,312          3,621
   4       350,000     350,000        350,000          0         206            724      3,752       4,453          4,971
   5       350,000     350,000        350,000        982       2,015          2,805      4,576       5,608          6,399
   6       350,000     350,000        350,000      2,081       3,509          4,640      5,348       6,776          7,907
   7       350,000     350,000        350,000      3,126       5,013          6,559      6,067       7,953          9,499
   8       350,000     350,000        350,000      4,448       6,855          8,898      6,734       9,142         11,185
   9       350,000     350,000        350,000      6,898       9,912         12,555      8,041      11,055         13,699
  10       350,000     350,000        350,000      9,291      13,017         16,389      9,291      13,017         16,389
  15       350,000     350,000        350,000     15,156      24,263         33,875     15,156      24,263         33,875
  20       350,000     350,000        350,000     19,981      37,875         60,288     19,981      37,875         60,288
  25       350,000     350,000        350,000     23,049      53,929        100,029     23,049      53,929        100,029
  30       350,000     350,000        350,000     22,997      71,838        159,915     22,997      71,838        159,915
  35       350,000     350,000        350,000     17,788      90,580        251,867     17,788      90,580        251,867
  40       350,000     350,000        425,813      5,282     109,564        397,956      5,282     109,564        397,956
  45                   350,000        655,600                122,671        624,381                122,671        624,381
  50                   350,000      1,015,461                108,569        967,106                108,569        967,106
  55                   350,000      1,548,328                  3,293      1,474,598                  3,293      1,474,598
  60                                2,269,899                             2,247,425                             2,247,425
  65                                3,490,470                             3,455,910                             3,455,910
  70                                5,352,422                             5,299,428                             5,299,428
  75                                8,175,896                             8,094,947                             8,094,947
  80                               12,407,245                            12,284,401                            12,284,401
  85                               18,645,089                            18,460,484                            18,460,484
  86                               20,215,696                            20,015,541                            20,015,541




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35

                            $1,890 ANNUAL PREMIUM FOR

                         PREFERRED NONSMOKER RISK CLASS

                              $350,000 FACE AMOUNT

                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY    --------------------------------    ----------------------------    ----------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,362      1,549      1,679
   3       350,000     350,000     350,000         0          0          0     2,002      2,348      2,597
   4       350,000     350,000     350,000         0          0          0     2,601      3,150      3,560
   5       350,000     350,000     350,000         0        367        981     3,164      3,961      4,575
   6       350,000     350,000     350,000       422      1,509      2,377     3,689      4,776      5,644
   7       350,000     350,000     350,000     1,225      2,646      3,821     4,165      5,587      6,761
   8       350,000     350,000     350,000     2,297      4,094      5,632     4,584      6,381      7,919
   9       350,000     350,000     350,000     3,795      6,009      7,972     4,938      7,152      9,115
  10       350,000     350,000     350,000     5,220      7,889     10,342     5,220      7,889     10,342
  15       350,000     350,000     350,000     5,647     11,193     17,385     5,647     11,193     17,385
  20       350,000     350,000     350,000     3,895     13,037     25,741     3,895     13,037     25,741
  25                   350,000     350,000               10,199     33,468               10,199     33,468
  30                               350,000                          37,003                          37,003
  35                               350,000                          27,984                          27,984
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

ANNUAL REPORT

DECEMBER 31, 2008

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF
METLIFE INVESTORS USA INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and the Board of Directors of MetLife Investors USA Insurance Company:

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Appendix A as of December 31, 2008, and the related statements of operations and changes in net assets for the period April 28, 2008 to December 31, 2008. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2008, and the results of their operations and the changes in their net assets for the period April 28, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MIST American Funds Balanced Allocation
Investment Division
MIST American Funds Growth Allocation Investment
Division
MIST American Funds Moderate Allocation
Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST SSgA Growth and Income ETF Investment
Division
MIST SSgA Growth ETF Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment
Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason Partners Aggressive Growth
Investment Division
MIST Legg Mason Value Equity Investment Division
MIST Lord Abbett Bond Debenture Investment
Division
MIST Met/AIM Small Cap Growth Investment
Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
Division
MIST Met/Franklin Templeton Founding Strategy
Investment Division
MIST Met/Templeton Growth Investment Division
MIST MFS Research International Investment
Division
MIST Oppenheimer Capital Appreciation Investment
Division
MIST PIMCO Inflation Protected Bond Investment
Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST T. Rowe Price Mid Cap Growth Investment
Division
MIST Van Kampen Mid Cap Growth Investment
Division
MSF BlackRock Aggressive Growth Investment
Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
Division
MSF BlackRock Strategic Value Investment Division

MSF Davis Venture Value Investment Division
MSF FI Large Cap Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF FI Value Leaders Investment Division
MSF Franklin Templeton Small Cap Growth
Investment Division
MSF Harris Oakmark Focused Value Investment
Division
MSF Jennison Growth Investment Division
MSF Julius Baer International Stock Investment
Division
MSF Lehman Brothers Aggregate Bond Index
Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF MetLife Mid Cap Stock Index Investment
Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Mid Cap Value Investment
Division
MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment
Division
MSF T. Rowe Price Small Cap Growth Investment
Division
MSF Western Asset Management Strategic Bond
Investment Division
MSF Western Asset Management U.S. Government
Investment Division
MSF MetLife Conservative Allocation Investment
Division
MSF MetLife Conservative to Moderate Allocation
Investment Division
MSF MetLife Moderate Allocation Investment
Division
MSF MetLife Moderate to Aggressive Allocation
Investment Division
MSF MetLife Aggressive Allocation Investment
Division
American Funds Bond Investment Division
American Funds Global Small Capitalization
Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                MIST                MIST                MIST
                                      AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                                 BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                $ 117,462           $ 721,393            $ 87,057            $ 78,564
  Due from MetLife Investors USA
     Insurance Company                            --                   5                   7                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                          117,462             721,398              87,064              78,564
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             1                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                           1                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                                 $ 117,461           $ 721,398            $ 87,064            $ 78,564
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                               MIST
       MIST CLARION    MIST SSGA GROWTH           MIST SSGA         MIST DREMAN      HARRIS OAKMARK
 GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF     SMALL CAP VALUE       INTERNATIONAL    MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 252,631            $ 19,203            $ 26,941            $ 30,505           $ 397,604           $ 574,219
                125                   4                   6                   9                 106                 217
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            252,756              19,207              26,947              30,514             397,710             574,436
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 252,756            $ 19,207            $ 26,947            $ 30,514           $ 397,710           $ 574,436
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                    MIST
                                                MIST  LEGG MASON PARTNERS     MIST LEGG MASON    MIST LORD ABBETT
                                      LAZARD MID CAP   AGGRESSIVE GROWTH        VALUE EQUITY      BOND DEBENTURE
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 67,446           $ 108,154            $ 19,104           $ 159,663
  Due from MetLife Investors USA
     Insurance Company                            27                  --                  --                  16
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                           67,473             108,154              19,104             159,679
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            --                   1                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                          --                   1                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 67,473           $ 108,153            $ 19,104           $ 159,679
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                              MIST MET/FRANKLIN                MIST                MIST
       MIST MET/AIM MIST                  MIST MET/FRANKLIN  TEMPLETON FOUNDING       MET/TEMPLETON        MFS RESEARCH
   SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY              GROWTH       INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 28,538            $ 26,462            $ 62,484           $ 311,999            $ 80,234           $ 371,519
                  2                   7                  --                  --                  --                  57
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
             28,540              26,469              62,484             311,999              80,234             371,576
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                   8                   1                  60                  --
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                   8                   1                  60                  --
------------------- ---- -------------- ------------------- ------------------- ------------------- -------------------
           $ 28,540            $ 26,469            $ 62,476           $ 311,998            $ 80,174           $ 371,576
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                     MIST
                                     MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
                                 CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
                                  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 37,836           $ 482,685           $ 544,707            $ 64,801
  Due from MetLife Investors USA
     Insurance Company                             14                  --                   3                  --
                                 -------------------- ------------------- ------------------- -------------------
       Total Assets                            37,850             482,685             544,710              64,801
                                 -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             --                   4                  --                  --
                                 -------------------- ------------------- ------------------- -------------------
       Total Liabilities                           --                   4                  --                  --
                                 -------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 37,850           $ 482,681           $ 544,710            $ 64,801
                                 ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE     MIST VAN KAMPEN       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
     MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED     LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 229,567            $ 16,239            $ 84,129           $ 157,724            $ 93,536           $ 270,677
                378                  --                  --                  --                  --                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            229,945              16,239              84,129             157,724              93,536             270,681
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   2                 200                   4                  94                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   2                 200                   4                  94                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 229,945            $ 16,237            $ 83,929           $ 157,720            $ 93,442           $ 270,681
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                 MSF
                                    BLACKROCK LEGACY       MSF BLACKROCK           MSF DAVIS              MSF FI
                                    LARGE CAP GROWTH     STRATEGIC VALUE       VENTURE VALUE           LARGE CAP
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 79,565            $ 71,905           $ 789,875             $ 9,216
  Due from MetLife Investors USA
     Insurance Company                            --                  30                 179                  --
                                 ------------------- ------------------- ------------------- ------ ------------
       Total Assets                           79,565              71,935             790,054               9,216
                                 ------------------- ------------------- ------------------- ------ ------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           113                  --                  --                  --
                                 ------------------- ------------------- ------------------- ------ ------------
       Total Liabilities                         113                  --                  --                  --
                                 ------------------- ------------------- ------------------- ------ ------------
NET ASSETS                                  $ 79,452            $ 71,935           $ 790,054             $ 9,216
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                        MSF                 MSF
     MSF FI MID CAP              MSF FI  FRANKLIN TEMPLETON      HARRIS OAKMARK                         MSF JULIUS BAER
      OPPORTUNITIES       VALUE LEADERS    SMALL CAP GROWTH       FOCUSED VALUE MSF JENNISON GROWTH INTERNATIONAL STOCK
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 48,873            $ 31,449            $ 40,941            $ 59,148            $ 11,510           $ 231,477
                 --                  --                  --                  14                  --                  39
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             48,873              31,449              40,941              59,162              11,510             231,516
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                   2                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                   2                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 48,872            $ 31,448            $ 40,939            $ 59,162            $ 11,510           $ 231,516
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                  MSF
                                      LEHMAN BROTHERS   MSF LOOMIS SAYLES         MSF METLIFE         MSF METLIFE
                                 AGGREGATE BOND INDEX           SMALL CAP MID CAP STOCK INDEX         STOCK INDEX
                                  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 539,953           $ 216,459           $ 255,200         $ 1,573,766
  Due from MetLife Investors USA
     Insurance Company                             --                 167                  --                 184
                                 -------------------- ------------------- ------------------- -------------------
       Total Assets                           539,953             216,626             255,200           1,573,950
                                 -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             74                  --                 185                  --
                                 -------------------- ------------------- ------------------- -------------------
       Total Liabilities                           74                  --                 185                  --
                                 -------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 539,879           $ 216,626           $ 255,015         $ 1,573,950
                                 ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                        MSF                 MSF
            MSF MFS                          MORGAN STANLEY    NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF
       TOTAL RETURN       MSF MFS VALUE          EAFE INDEX       MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 85,863            $ 25,323           $ 470,933           $ 262,234           $ 148,202           $ 189,938
                 --                  35                  --                 116                  29                 181
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             85,863              25,358             470,933             262,350             148,231             190,119
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                  --                  52                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                  --                  52                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 85,862            $ 25,358           $ 470,881           $ 262,350           $ 148,231           $ 190,119
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                            MSF WESTERN ASSET   MSF WESTERN ASSET
                                   MSF T. ROWE PRICE   MSF T. ROWE PRICE MANAGEMENT STRATEGIC          MANAGEMENT
                                    LARGE CAP GROWTH    SMALL CAP GROWTH   BOND OPPORTUNITIES     U.S. GOVERNMENT
                                 INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
ASSETS:
  Investments at fair value                $ 103,172           $ 120,065            $ 102,843           $ 349,982
  Due from MetLife Investors USA
     Insurance Company                           132                 182                   --                  --
                                 ------------------- ------------------- -------------------- -------------------
       Total Assets                          103,304             120,247              102,843             349,982
                                 ------------------- ------------------- -------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            --                  --                   --                   1
                                 ------------------- ------------------- -------------------- -------------------
       Total Liabilities                          --                  --                   --                   1
                                 ------------------- ------------------- -------------------- -------------------
NET ASSETS                                 $ 103,304           $ 120,247            $ 102,843           $ 349,981
                                 =================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE         MSF METLIFE                               MSF METLIFE
       CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE      AMERICAN FUNDS
         ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION                BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          $ 212,720           $ 184,570         $ 1,146,980           $ 3,259,028             $ 734,855           $ 177,477
                 --                  --                 255                 1,603                    --                  17
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
            212,720             184,570           1,147,235             3,260,631               734,855             177,494
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                   1                  --                    --                   332                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                   1                  --                    --                   332                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          $ 212,720           $ 184,569         $ 1,147,235           $ 3,260,631             $ 734,523           $ 177,494
=================== =================== =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                                        AMERICAN FUNDS
                                                          GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
                                                        CAPITALIZATION              GROWTH       GROWTH-INCOME
                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                   ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                                  $ 655,146         $ 1,247,036           $ 692,471
  Due from MetLife Investors USA Insurance Company                 323                 701                 304
                                                   ------------------- ------------------- -------------------
       Total Assets                                            655,469           1,247,737             692,775
                                                   ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA Insurance Company                    --                  --                  --
                                                   ------------------- ------------------- -------------------
       Total Liabilities                                            --                  --                  --
                                                   ------------------- ------------------- -------------------
NET ASSETS                                                   $ 655,469         $ 1,247,737           $ 692,775
                                                   =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                           MIST AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS         MIST BLACKROCK
                                           BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION         LARGE CAP CORE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                        $ 4,256               $ 31,487                $ 3,051                   $ --
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            7                     13                      3                     --
      Realized gains (losses) on sale of
        investments                                       (977)                  (728)                (1,677)                (3,286)
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                    (970)                  (715)                (1,674)                (3,286)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                 (32,666)              (108,793)                (8,041)                (2,533)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                        (33,636)              (109,508)                (9,715)                (5,819)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (29,380)             $ (78,021)              $ (6,664)              $ (5,819)
                                           ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                              MIST SSGA
       MIST CLARION          GROWTH AND             MIST SSGA           MIST DREMAN             MIST HARRIS
 GLOBAL REAL ESTATE          INCOME ETF            GROWTH ETF       SMALL CAP VALUE   OAKMARK INTERNATIONAL       MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
            $ --                $ --                  $ --                  $ --                    $ --                   $ --
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
              --                  --                    --                    --                      --                     --
          (9,502)                (40)                 (386)                  (81)                 (6,451)                (6,298)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
          (9,502)                (40)                 (386)                  (81)                 (6,451)                (6,298)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
         (40,234)               (516)               (3,268)                  (50)                (49,585)               (76,133)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
         (49,736)               (556)               (3,654)                 (131)                (56,036)               (82,431)
------------------- ------------------- --------------------- --------------------- ----------------------- ----------------------
       $ (49,736)             $ (556)             $ (3,654)               $ (131)              $ (56,036)             $ (82,431)
=================== =================== ===================== ===================== ======================= ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                      MIST LEGG MASON
                                                          MIST               PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                                LAZARD MID CAP      AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                        $ --                   $ --                   $ --                   $ --
                                           ------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --                     --                     --                     --
      Realized gains (losses) on sale of
        investments                                    (341)                (1,588)                (3,757)                (1,495)
                                           ------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)                 (341)                (1,588)                (3,757)                (1,495)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                              (11,430)               (43,331)                (5,574)               (12,989)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                     (11,771)               (44,919)                (9,331)               (14,484)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (11,771)             $ (44,919)              $ (9,331)             $ (14,484)
                                           =================== ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

                                                                   MIST MET/FRANKLIN
       MIST MET/AIM                 MIST    MIST MET/FRANKLIN            TEMPLETON     MIST MET/TEMPLETON                 MIST MFS
   SMALL CAP GROWTH  MET/FRANKLIN INCOME        MUTUAL SHARES    FOUNDING STRATEGY                 GROWTH   RESEARCH INTERNATIONAL
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
               $ --                $ 629              $ 1,773              $ 6,024                 $ 472                    $ --
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
                 --                   --                   --                   --                    --                       --
               (226)                (272)                (421)              (2,031)               (1,657)                  (3,391)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
               (226)                (272)                (421)              (2,031)               (1,657)                  (3,391)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
             (8,307)              (2,195)              (4,407)             (55,672)              (24,871)                 (47,280)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
             (8,533)              (2,467)              (4,828)             (57,703)              (26,528)                 (50,671)
-------------------- -------------------- -------------------- --------------------- --------------------- -----------------------
           $ (8,533)            $ (1,838)            $ (3,055)           $ (51,679)            $ (26,056)               $ (50,671)
==================== ==================== ==================== ===================== ===================== =======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                          MIST PIMCO
                                             MIST OPPENHEIMER    INFLATION PROTECTED             MIST PIMCO               MIST RCM
                                         CAPITAL APPRECIATION                   BOND           TOTAL RETURN             TECHNOLOGY
                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                         ----------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                          $ --                   $ --                   $ --                   $ --
                                         ----------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                     --                     --                     --
      Realized gains (losses) on sale
        of investments                                   (307)                  (843)                   (92)                (2,178)
                                         ----------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                   (307)                  (843)                   (92)                (2,178)
                                         ----------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains
        (losses) on investments                        (4,266)               (10,605)                12,617                (13,826)
                                         ----------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                        (4,573)               (11,448)                12,525                (16,004)
                                         ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
        assets resulting from operations             $ (4,573)             $ (11,448)              $ 12,525              $ (16,004)
                                         ======================= ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE      MIST VAN KAMPEN         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
     MID CAP GROWTH       MID CAP GROWTH     AGGRESSIVE GROWTH           BOND INCOME           DIVERSIFIED       LARGE CAP VALUE
INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
            $ --                 $ --                  $ --                  $ --                  $ --                  $ --
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
              --                   --                    --                    --                    --                    --
          (6,735)                (198)              (11,527)                 (225)                 (864)              (10,947)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
          (6,735)                (198)              (11,527)                 (225)                 (864)              (10,947)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
         (24,816)              (1,291)              (16,089)                  275                (5,994)              (25,336)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
         (31,551)              (1,489)              (27,616)                   50                (6,858)              (36,283)
------------------- -------------------- --------------------- --------------------- --------------------- ---------------------
       $ (31,551)            $ (1,489)            $ (27,616)                 $ 50              $ (6,858)            $ (36,283)
=================== ==================== ===================== ===================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                MSF BLACKROCK
                                             LEGACY LARGE CAP          MSF BLACKROCK              MSF DAVIS                 MSF FI
                                                       GROWTH        STRATEGIC VALUE          VENTURE VALUE              LARGE CAP
                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                          $ --                   $ --                   $ --                   $ --
                                          ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                     --                     --                     --
      Realized gains (losses) on sale of
        investments                                    (3,038)                (4,116)                (4,103)                (1,661)
                                          ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                 (3,038)                (4,116)                (4,103)                (1,661)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                (12,012)                  (602)              (143,569)                (1,642)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                       (15,050)                (4,718)              (147,672)                (3,303)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (15,050)              $ (4,718)            $ (147,672)              $ (3,303)
                                          ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

             MSF FI                              MSF FRANKLIN                  MSF
            MID CAP               MSF FI            TEMPLETON       HARRIS OAKMARK         MSF JENNISON      MSF JULIUS BAER
      OPPORTUNITIES        VALUE LEADERS     SMALL CAP GROWTH        FOCUSED VALUE               GROWTH  INTERNATIONAL STOCK
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
               $ --                 $ --                 $ --                 $ --                 $ --                 $ --
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                 --                   --                   --                   --                   --                   --
                (93)                 (83)              (2,564)              (3,141)                 (35)              (3,978)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                (93)                 (83)              (2,564)              (3,141)                 (35)              (3,978)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
            (13,983)              (1,729)              (2,351)              (8,943)              (2,666)             (47,309)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
            (14,076)              (1,812)              (4,915)             (12,084)              (2,701)             (51,287)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          $ (14,076)            $ (1,812)            $ (4,915)           $ (12,084)            $ (2,701)           $ (51,287)
==================== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                            MSF LEHMAN BROTHERS   MSF LOOMIS SAYLES            MSF METLIFE            MSF METLIFE
                                           AGGREGATE BOND INDEX           SMALL CAP    MID CAP STOCK INDEX            STOCK INDEX
                                            INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           -------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                            $ --                $ --                   $ --                   $ --
                                           -------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            --                  --                     --                     --
      Realized gains (losses) on sale of
        investments                                       2,481              (8,998)                  (882)               (11,198)
                                           -------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                    2,481              (8,998)                  (882)               (11,198)
                                           -------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                   21,871             (17,841)               (47,862)              (212,891)
                                           -------------------- ---------------------- ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                          24,352             (26,839)               (48,744)              (224,089)
                                           -------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                      $ 24,352           $ (26,839)             $ (48,744)            $ (224,089)
                                           ==================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                                               MSF
            MSF MFS              MSF MFS   MSF MORGAN STANLEY     NEUBERGER BERMAN      MSF OPPENHEIMER                  MSF
       TOTAL RETURN                VALUE           EAFE INDEX        MID CAP VALUE        GLOBAL EQUITY   RUSSELL 2000 INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
               $ --                 $ --                 $ --                 $ --                 $ --                 $ --
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                 --                   --                   --                   --                   --                   --
               (276)              (2,607)             (16,474)             (10,934)                (333)              (3,251)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
               (276)              (2,607)             (16,474)             (10,934)                (333)              (3,251)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
             (2,465)              (1,758)             (90,748)             (54,587)             (13,693)             (23,821)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
             (2,741)              (4,365)            (107,222)             (65,521)             (14,026)             (27,072)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
           $ (2,741)            $ (4,365)          $ (107,222)           $ (65,521)           $ (14,026)           $ (27,072)
==================== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                                 MSF WESTERN
                                                                                            ASSET MANAGEMENT            MSF WESTERN
                                             MSF T. ROWE PRICE      MSF T. ROWE PRICE         STRATEGIC BOND       ASSET MANAGEMENT
                                              LARGE CAP GROWTH       SMALL CAP GROWTH          OPPORTUNITIES        U.S. GOVERNMENT
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                           $ --                   $ --                   $ --                   $ --
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                           --                     --                     --                     --
      Realized gains (losses) on sale of
        investments                                     (5,224)                (2,492)                  (468)                     7
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                  (5,224)                (2,492)                  (468)                     7
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 (22,156)               (23,638)                (7,189)                 1,107
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and unrealized gains
        (losses) on investments                        (27,380)               (26,130)                (7,657)                 1,114
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (27,380)             $ (26,130)              $ (7,657)               $ 1,114
                                           ====================== ====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                         MSF METLIFE
        MSF METLIFE          MSF METLIFE                                 MODERATE TO
       CONSERVATIVE      CONSERVATIVE TO           MSF METLIFE            AGGRESSIVE             MSF METLIFE       AMERICAN FUNDS
         ALLOCATION  MODERATE ALLOCATION   MODERATE ALLOCATION            ALLOCATION   AGGRESSIVE ALLOCATION                 BOND
INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               $ --                 $ --                  $ --                  $ --                    $ --              $ 8,167
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
                 --                   --                    --                    --                      --                    4
               (167)                (122)              (12,592)             (106,747)                (23,758)                (270)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               (167)                (122)              (12,592)             (106,747)                (23,758)                (266)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
              7,176                3,710              (142,033)             (452,235)               (122,833)              (7,835)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
              7,009                3,588              (154,625)             (558,982)               (146,591)              (8,101)
-------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
            $ 7,009              $ 3,588            $ (154,625)           $ (558,982)             $ (146,591)                $ 66
==================== ===================== ===================== ===================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                    AMERICAN FUNDS
                                                            GLOBAL         AMERICAN FUNDS         AMERICAN FUNDS
                                              SMALL CAPITALIZATION                 GROWTH          GROWTH-INCOME
                                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ----------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                            $ --               $ 11,798               $ 11,503
                                           ----------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         3,943                  4,985                  2,715
      Realized gains (losses) on sale
        of investments                                   (9,193)               (23,960)               (27,351)
                                           ----------------------- ---------------------- ----------------------
           Net realized gains (losses)                   (5,250)               (18,975)               (24,636)
                                           ----------------------- ---------------------- ----------------------
     Change in unrealized gains
        (losses) on investments                        (153,068)              (260,598)               (99,136)
                                           ----------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                        (158,318)              (279,573)              (123,772)
                                           ----------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (158,318)            $ (267,775)            $ (112,269)
                                           ======================= ====================== ======================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                          MIST                   MIST                   MIST
                                                AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS        MIST BLACKROCK
                                           BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION        LARGE CAP CORE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                        ---------------------- ---------------------- ---------------------- ---------------------
                                                       2008                   2008                   2008                   2008
                                        ---------------------- ---------------------- ---------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                                 $ 4,256               $ 31,487                $ 3,051                   $ --
  Net realized gains (losses)                          (970)                  (715)                (1,674)                (3,286)
  Change in unrealized gains (losses)
     on investments                                 (32,666)              (108,793)                (8,041)                (2,533)
                                        ---------------------- ---------------------- ---------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from operations             (29,380)               (78,021)                (6,664)                (5,819)
                                        ---------------------- ---------------------- ---------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                             116,715                434,493                 42,060                 51,650
  Net transfers (including fixed
     account)                                        40,101                417,305                 67,223                 52,892
  Policy charges.                                   (10,629)               (49,518)               (15,229)                (6,081)
  Transfers for policy benefits and
     terminations                                       654                 (2,861)                  (326)               (14,078)
                                        ---------------------- ---------------------- ---------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                          146,841                799,419                 93,728                 84,383
                                        ---------------------- ---------------------- ---------------------- ---------------------
     Net increase (decrease) in
       net assets                                   117,461                721,398                 87,064                 78,564
NET ASSETS:
  Beginning of period.                                   --                     --                     --                     --
                                        ---------------------- ---------------------- ---------------------- ---------------------
  End of period.                                  $ 117,461              $ 721,398               $ 87,064               $ 78,564
                                        ====================== ====================== ====================== =====================

The accompanying notes are an integral part of these financial statements.

                                                                                                     MIST
      MIST CLARION      MIST SSGA GROWTH             MIST SSGA            MIST DREMAN        HARRIS OAKMARK
 GLOBAL REAL ESTATE        AND INCOME ETF            GROWTH ETF        SMALL CAP VALUE         INTERNATIONAL      MIST JANUS FORTY
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
            2008                  2008                  2008                   2008                  2008                  2008
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
            $ --                  $ --                  $ --                   $ --                  $ --                  $ --
          (9,502)                  (40)                 (386)                   (81)               (6,451)               (6,298)
         (40,234)                 (516)               (3,268)                   (50)              (49,585)              (76,133)
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         (49,736)                 (556)               (3,654)                  (131)              (56,036)              (82,431)
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         204,660                 2,581                17,637                 10,771               158,838               449,691
         127,161                18,004                17,076                 21,668               325,021               270,033
         (21,104)                 (772)               (4,040)                (1,599)              (18,537)              (48,260)
          (8,225)                  (50)                  (72)                  (195)              (11,576)              (14,597)
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         302,492                19,763                30,601                 30,645               453,746               656,867
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
         252,756                19,207                26,947                 30,514               397,710               574,436
              --                    --                    --                     --                    --                    --
------------------- --------------------- --------------------- ---------------------- --------------------- ---------------------
       $ 252,756              $ 19,207              $ 26,947               $ 30,514             $ 397,710             $ 574,436
=================== ===================== ===================== ====================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                              MIST
                                                       MIST    LEGG MASON PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                             LAZARD MID CAP      AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                                        INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ---------------------- ---------------------- ---------------------- --------------------
                                                       2008                   2008                   2008                   2008
                                        ---------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                                    $ --                   $ --                   $ --                   $ --
  Net realized gains (losses)                          (341)                (1,588)                (3,757)                (1,495)
  Change in unrealized gains (losses)
     on investments                                 (11,430)               (43,331)                (5,574)               (12,989)
                                        ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations             (11,771)               (44,919)                (9,331)               (14,484)
                                        ---------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              46,964                  8,422                 25,501                110,258
  Net transfers (including fixed
     account)                                        40,438                147,976                  6,065                 75,109
  Policy charges.                                    (5,577)                (3,341)                (2,328)               (10,644)
  Transfers for policy benefits and
     terminations                                    (2,581)                    15                   (803)                  (560)
                                        ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                           79,244                153,072                 28,435                174,163
                                        ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                    67,473                108,153                 19,104                159,679
NET ASSETS:
  Beginning of period.                                   --                     --                     --                     --
                                        ---------------------- ---------------------- ---------------------- --------------------
  End of period.                                   $ 67,473              $ 108,153               $ 19,104              $ 159,679
                                        ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                                    MIST MET/FRANKLIN                  MIST                   MIST
       MIST MET/AIM                  MIST     MIST MET/FRANKLIN    TEMPLETON FOUNDING         MET/TEMPLETON           MFS RESEARCH
   SMALL CAP GROWTH   MET/FRANKLIN INCOME         MUTUAL SHARES              STRATEGY                GROWTH          INTERNATIONAL
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               2008                  2008                  2008                  2008                  2008                 2008
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
               $ --                 $ 629               $ 1,773               $ 6,024                 $ 472                   $ --
               (226)                 (272)                 (421)               (2,031)               (1,657)                (3,391)
             (8,307)               (2,195)               (4,407)              (55,672)              (24,871)               (47,280)
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             (8,533)               (1,838)               (3,055)              (51,679)              (26,056)               (50,671)
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             10,538                25,144                28,239               104,426                 9,836                266,896
             29,509                 4,669                41,404               271,278               106,446                189,127
             (2,928)               (1,618)               (2,554)               (8,104)               (8,973)               (28,240)
                (46)                  112                (1,558)               (3,923)               (1,079)                (5,536)
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             37,073                28,307                65,531               363,677               106,230                422,247
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
             28,540                26,469                62,476               311,998                80,174                371,576
                 --                    --                    --                    --                    --                     --
--------------------- --------------------- --------------------- --------------------- ---------------------- --------------------
           $ 28,540              $ 26,469              $ 62,476             $ 311,998              $ 80,174              $ 371,576
===================== ===================== ===================== ===================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                               MIST
                                            MIST OPPENHEIMER        PIMCO INFLATION             MIST PIMCO               MIST RCM
                                        CAPITAL APPRECIATION         PROTECTED BOND           TOTAL RETURN             TECHNOLOGY
                                         INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ----------------------- ---------------------- ---------------------- --------------------
                                                        2008                   2008                   2008                   2008
                                        ----------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                    $ --                   $ --                   $ --                   $ --
  Net realized gains (losses)                           (307)                  (843)                   (92)                (2,178)
  Change in unrealized gains (losses)
     on investments                                   (4,266)               (10,605)                12,617                (13,826)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations               (4,573)               (11,448)                12,525                (16,004)
                                        ----------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                               39,240                317,486                322,822                 57,036
  Net transfers (including fixed
     account)                                          7,817                219,433                241,200                 32,786
  Policy charges.                                     (4,708)               (27,143)               (33,892)                (8,118)
  Transfers for policy benefits and
     terminations                                         74                (15,647)                 2,055                   (899)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                            42,423                494,129                532,185                 80,805
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                     37,850                482,681                544,710                 64,801
NET ASSETS:
  Beginning of period.                                    --                     --                     --                     --
                                        ----------------------- ---------------------- ---------------------- --------------------
  End of period.                                    $ 37,850              $ 482,681              $ 544,710               $ 64,801
                                        ======================= ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE       MIST VAN KAMPEN         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
     MID CAP GROWTH        MID CAP GROWTH     AGGRESSIVE GROWTH           BOND INCOME           DIVERSIFIED       LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
               2008                  2008                  2008                  2008                  2008                  2008
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
               $ --                  $ --                  $ --                  $ --                  $ --                  $ --
             (6,735)                 (198)              (11,527)                 (225)                 (864)              (10,947)
            (24,816)               (1,291)              (16,089)                  275                (5,994)              (25,336)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            (31,551)               (1,489)              (27,616)                   50                (6,858)              (36,283)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            113,667                 9,816               102,602               107,130                94,235               210,398
            161,173                 9,371                29,458                66,034                20,686               128,098
            (14,962)                 (716)              (15,249)              (12,643)               (9,337)              (23,936)
              1,618                  (745)               (5,266)               (2,851)               (5,284)               (7,596)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            261,496                17,726               111,545               157,670               100,300               306,964
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            229,945                16,237                83,929               157,720                93,442               270,681
                 --                    --                    --                    --                    --                    --
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          $ 229,945              $ 16,237              $ 83,929             $ 157,720              $ 93,442             $ 270,681
===================== ===================== ===================== ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                        MSF
                                           BLACKROCK LEGACY         MSF BLACKROCK              MSF DAVIS                 MSF FI
                                           LARGE CAP GROWTH       STRATEGIC VALUE          VENTURE VALUE              LARGE CAP
                                        INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        --------------------- ---------------------- ---------------------- --------------------
                                                       2008                  2008                   2008                    2008
                                        --------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                   $ --                  $ --                   $ --                   $ --
  Net realized gains (losses)                        (3,038)               (4,116)                (4,103)                (1,661)
  Change in unrealized gains (losses)
     on investments                                 (12,012)                 (602)              (143,569)                (1,642)
                                        --------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations             (15,050)               (4,718)              (147,672)                (3,303)
                                        --------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              69,603                62,738                461,647                  8,541
  Net transfers (including fixed
     account)                                        38,806                34,775                546,380                  5,534
  Policy charges.                                    (9,245)               (7,640)               (54,483)                (1,541)
  Transfers for policy benefits and
     terminations                                    (4,662)              (13,220)               (15,818)                   (15)
                                        --------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                           94,502                76,653                937,726                 12,519
                                        --------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                    79,452                71,935                790,054                  9,216
NET ASSETS:
  Beginning of period.                                   --                    --                     --                     --
                                        --------------------- ---------------------- ---------------------- --------------------
  End of period.                                   $ 79,452              $ 71,935              $ 790,054                $ 9,216
                                        ===================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                          MSF                   MSF
     MSF FI MID CAP                MSF FI    FRANKLIN TEMPLETON        HARRIS OAKMARK                             MSF JULIUS BAER
      OPPORTUNITIES         VALUE LEADERS      SMALL CAP GROWTH         FOCUSED VALUE   MSF JENNISON GROWTH   INTERNATIONAL STOCK
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- --------------------- --------------------- --------------------- --------------------- ---------------------
              2008                 2008                  2008                  2008                  2008                  2008
------------------- --------------------- --------------------- --------------------- --------------------- ---------------------
             $ --                  $ --                  $ --                  $ --                  $ --                  $ --
              (93)                  (83)               (2,564)               (3,141)                  (35)               (3,978)
          (13,983)               (1,729)               (2,351)               (8,943)               (2,666)              (47,309)
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
          (14,076)               (1,812)               (4,915)              (12,084)               (2,701)              (51,287)
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
           17,337                17,929                24,878                45,957                 6,953                76,303
           49,302                19,116                24,508                31,861                 8,109               223,713
           (3,572)               (3,887)               (3,499)               (7,063)               (1,084)              (13,638)
             (119)                  102                   (33)                  491                   233                (3,575)
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
           62,948                33,260                45,854                71,246                14,211               282,803
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
           48,872                31,448                40,939                59,162                11,510               231,516
               --                    --                    --                    --                    --                    --
------------------- ---- ---------------- --------------------- --------------------- --------------------- ---------------------
         $ 48,872              $ 31,448              $ 40,939              $ 59,162              $ 11,510             $ 231,516
=================== ===================== ===================== ===================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                         MSF
                                             LEHMAN BROTHERS      MSF LOOMIS SAYLES            MSF METLIFE            MSF METLIFE
                                        AGGREGATE BOND INDEX              SMALL CAP    MID CAP STOCK INDEX            STOCK INDEX
                                         INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ----------------------- ---------------------- ---------------------- --------------------
                                                        2008                   2008                   2008                   2008
                                        ----------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                    $ --                   $ --                   $ --                   $ --
  Net realized gains (losses)                          2,481                 (8,998)                  (882)               (11,198)
  Change in unrealized gains (losses)
     on investments                                   21,871                (17,841)               (47,862)              (212,891)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations               24,352                (26,839)               (48,744)              (224,089)
                                        ----------------------- ---------------------- ---------------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              374,189                136,123                190,637              1,173,047
  Net transfers (including fixed
     account)                                        204,401                146,252                149,693                785,625
  Policy charges.                                    (57,657)               (17,687)               (25,803)              (140,870)
  Transfers for policy benefits and
     terminations                                     (5,406)               (21,223)               (10,768)               (19,763)
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                           515,527                243,465                303,759              1,798,039
                                        ----------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                    539,879                216,626                255,015              1,573,950
NET ASSETS:
  Beginning of period.                                    --                     --                     --                     --
                                        ----------------------- ---------------------- ---------------------- --------------------
  End of period.                                   $ 539,879              $ 216,626              $ 255,015            $ 1,573,950
                                        ======================= ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

                                                           MSF                   MSF
            MSF MFS                              MORGAN STANLEY      NEUBERGER BERMAN       MSF OPPENHEIMER                   MSF
       TOTAL RETURN         MSF MFS VALUE            EAFE INDEX         MID CAP VALUE         GLOBAL EQUITY    RUSSELL 2000 INDEX
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
               2008                  2008                  2008                  2008                  2008                  2008
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              $ --                 $ --                  $ --                  $ --                  $ --                  $ --
              (276)              (2,607)              (16,474)              (10,934)                 (333)               (3,251)
            (2,465)              (1,758)              (90,748)              (54,587)              (13,693)              (23,821)
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            (2,741)              (4,365)             (107,222)              (65,521)              (14,026)              (27,072)
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            51,136               32,626               420,811               212,173                98,595               122,491
            45,555                2,714               209,031               156,818                71,112               118,951
            (5,820)              (3,886)              (47,031)              (23,847)               (8,100)              (18,827)
            (2,268)              (1,731)               (4,708)              (17,273)                  650                (5,424)
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            88,603               29,723               578,103               327,871               162,257               217,191
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            85,862               25,358               470,881               262,350               148,231               190,119
                --                   --                    --                    --                    --                    --
------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          $ 85,862             $ 25,358             $ 470,881             $ 262,350             $ 148,231             $ 190,119
=================== ===================== ===================== ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                         MSF WESTERN ASSET      MSF WESTERN ASSET
                                          MSF T. ROWE PRICE      MSF T. ROWE PRICE    MANAGEMENT STRATEGIC             MANAGEMENT
                                           LARGE CAP GROWTH       SMALL CAP GROWTH      BOND OPPORTUNITIES        U.S. GOVERNMENT
                                        INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                        ---------------------- ---------------------- ----------------------- ---------------------
                                                       2008                   2008                    2008                   2008
                                        ---------------------- ---------------------- ----------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                   $ --                   $ --                    $ --                   $ --
  Net realized gains (losses)                        (5,224)                (2,492)                   (468)                     7
  Change in unrealized gains (losses)
     on investments                                 (22,156)               (23,638)                 (7,189)                 1,107
                                        ---------------------- ---------------------- ----------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from operations             (27,380)               (26,130)                 (7,657)                 1,114
                                        ---------------------- ---------------------- ----------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                              91,999                100,760                  69,547                303,383
  Net transfers (including fixed
     account)                                        51,480                 46,674                  49,918                 50,990
  Policy charges.                                    (9,319)                (7,844)                 (7,932)                (6,004)
  Transfers for policy benefits and
     terminations                                    (3,476)                 6,787                  (1,033)                   498
                                        ---------------------- ---------------------- ----------------------- ---------------------
     Net increase (decrease) in net
       assets resulting from
       policy transactions                          130,684                146,377                 110,500                348,867
                                        ---------------------- ---------------------- ----------------------- ---------------------
     Net increase (decrease) in
       net assets                                   103,304                120,247                 102,843                349,981
NET ASSETS:
  Beginning of period.                                   --                     --                      --                     --
                                        ---------------------- ---------------------- ----------------------- ---------------------
  End of period.                                  $ 103,304              $ 120,247               $ 102,843              $ 349,981
                                        ====================== ====================== ======================= =====================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE           MSF METLIFE                                  MSF METLIFE
       CONSERVATIVE       CONSERVATIVE TO           MSF METLIFE            MODERATE TO            MSF METLIFE       AMERICAN FUNDS
         ALLOCATION   MODERATE ALLOCATION   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION  AGGRESSIVE ALLOCATION                 BOND
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
               2008                  2008                  2008                   2008                   2008                 2008
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
               $ --                  $ --                  $ --                   $ --                   $ --              $ 8,167
               (167)                 (122)              (12,592)              (106,747)               (23,758)                (266)
              7,176                 3,710              (142,033)              (452,235)              (122,833)              (7,835)
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
              7,009                 3,588              (154,625)              (558,982)              (146,591)                  66
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
             60,541                38,203               897,232              2,864,318                475,389              104,192
            153,408               153,460               476,250              1,278,250                477,442               90,301
             (5,489)               (9,483)              (87,653)              (328,450)               (86,097)             (11,710)
             (2,749)               (1,199)               16,031                  5,495                 14,380               (5,355)
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
            205,711               180,981             1,301,860              3,819,613                881,114              177,428
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
            212,720               184,569             1,147,235              3,260,631                734,523              177,494
                 --                    --                    --                     --                     --                   --
--------------------- --------------------- -------------------- ---------------------- ---------------------- --------------------
          $ 212,720             $ 184,569           $ 1,147,235            $ 3,260,631              $ 734,523            $ 177,494
===================== ===================== ==================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                               AMERICAN FUNDS
                                                                 GLOBAL SMALL         AMERICAN FUNDS         AMERICAN FUNDS
                                                               CAPITALIZATION                 GROWTH          GROWTH-INCOME
                                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                          ---------------------- ---------------------- ----------------------
                                                                         2008                   2008                   2008
                                                          ---------------------- ---------------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income.                                                     $ --               $ 11,798               $ 11,503
  Net realized gains (losses)                                          (5,250)               (18,975)               (24,636)
  Change in unrealized gains (losses) on investments                 (153,068)              (260,598)               (99,136)
                                                          ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                               (158,318)              (267,775)              (112,269)
                                                          ---------------------- ---------------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                        459,435                843,729                536,648
  Net transfers (including fixed account)                             435,408                793,930                316,676
  Policy charges.                                                     (58,421)               (99,518)               (50,630)
  Transfers for policy benefits and terminations                      (22,635)               (22,629)                 2,350
                                                          ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets resulting from
       policy transactions                                            813,787              1,515,512                805,044
                                                          ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets                            655,469              1,247,737                692,775
NET ASSETS:
  Beginning of period.                                                     --                     --                     --
                                                          ---- ----------------- ---------------------- ----------------------
  End of period.                                                    $ 655,469            $ 1,247,737              $ 692,775
                                                          ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Policies were first made available for sale beginning April 28, 2008. The Company is an indirect wholly-owned subsidiary of MetLife Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Met Investors Series Trust ("MIST")*

Metropolitan Series Fund, Inc. ("MSF")* American Funds Insurance Series ("American Funds")

*See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions were available for investment as of December 31, 2008:

MIST American Funds Balanced Allocation
Investment Division (a)
MIST American Funds Growth Allocation Investment
Division (a)
MIST American Funds Moderate Allocation
Investment Division (a)
MIST BlackRock Large Cap Core Investment
Division (a)
MIST Clarion Global Real Estate Investment
Division (a)
MIST SSgA Growth and Income ETF Investment
Division (a)
MIST SSgA Growth ETF Investment Division (a)
MIST Dreman Small Cap Value Investment
Division (a)
MIST Harris Oakmark International Investment
Division (a)
MIST Janus Forty Investment Division (a)
MIST Lazard Mid Cap Investment Division (a)
MIST Legg Mason Partners Aggressive Growth
Investment Division (a)
MIST Legg Mason Value Equity Investment
Division (a)
MIST Lord Abbett Bond Debenture Investment
Division (a)

MIST Met/AIM Small Cap Growth Investment
Division (a)
MIST Met/Franklin Income Investment Division (a)
MIST Met/Franklin Mutual Shares Investment
Division (a)
MIST Met/Franklin Templeton Founding Strategy
Investment Division (a)
MIST Met/Templeton Growth Investment Division (a)
MIST MFS Research International Investment
Division (a)
MIST Oppenheimer Capital Appreciation Investment
Division (a)
MIST PIMCO Inflation Protected Bond Investment
Division (a)
MIST PIMCO Total Return Investment Division (a)
MIST RCM Technology Investment Division (a)
MIST T. Rowe Price Mid Cap Growth Investment
Division (a)
MIST Van Kampen Mid Cap Growth Investment
Division (a)
MSF BlackRock Aggressive Growth Investment
Division (a)
MSF BlackRock Bond Income Investment Division (a)
MSF BlackRock Diversified Investment Division (a)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF BlackRock Large Cap Value Investment
Division (a)
MSF BlackRock Legacy Large Cap Growth Investment
Division (a)
MSF BlackRock Strategic Value Investment
Division (a)
MSF Davis Venture Value Investment Division (a)
MSF FI Large Cap Investment Division (a)
MSF FI Mid Cap Opportunities Investment
Division (a)
MSF FI Value Leaders Investment Division (a)
MSF Franklin Templeton Small Cap Growth
Investment Division (a)
MSF Harris Oakmark Focused Value Investment
Division (a)
MSF Jennison Growth Investment Division (a)
MSF Julius Baer International Stock Investment
Division (a)
MSF Lehman Brothers Aggregate Bond Index
Investment Division (a)
MSF Loomis Sayles Small Cap Investment
Division (a)
MSF MetLife Mid Cap Stock Index Investment
Division (a)
MSF MetLife Stock Index Investment Division (a)
MSF MFS Total Return Investment Division (a)
MSF MFS Value Investment Division (a)
MSF Morgan Stanley EAFE Index Investment
Division (a)

MSF Neuberger Berman Mid Cap Value Investment
Division (a)
MSF Oppenheimer Global Equity Investment
Division (a)
MSF Russell 2000 Index Investment Division (a)
MSF T. Rowe Price Large Cap Growth Investment
Division (a)
MSF T. Rowe Price Small Cap Growth Investment
Division (a)
MSF Western Asset Management Strategic Bond
Opportunities Investment Division (a)
MSF Western Asset Management U.S. Government
Investment Division (a)
MSF MetLife Conservative Allocation Investment
Division (a)
MSF MetLife Conservative to Moderate Allocation
Investment Division (a)
MSF MetLife Moderate Allocation Investment
Division (a)
MSF MetLife Moderate to Aggressive Allocation
Investment Division (a)
MSF MetLife Aggressive Allocation Investment
Division (a)
American Funds Bond Investment Division (a)
American Funds Global Small Capitalization
Investment Division (a)
American Funds Growth Investment Division (a)
American Funds Growth-Income Investment
Division (a)

(a) All Investment Divisions began operations during the year ended December 31, 2008.

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio

NEW NAME

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATIONS
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1    Unadjusted quoted prices in active markets for identical assets.
Level 2    Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3    Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective April 28, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Investment Division invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Investment Divisions.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk charge which ranges from .15% to .60% is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $.04 to $2.30 for every $1,000 of the policy face amount and is assessed per month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $.00 to $.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.00 to $61.44 per $100 of the benefit provided.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                    FOR THE PERIOD APRIL 28, 2008
                                                            AS OF DECEMBER 31, 2008          TO DECEMBER 31, 2008
                                                            ----------------------- -----------------------------
                                                                                          COST OF        PROCEEDS
                                                             SHARES        COST ($) PURCHASES ($)  FROM SALES ($)
                                                            ------- --------------- ------------- ---------------
MIST American Funds Balanced Allocation
  Investment Division                                        17,223         150,128       156,024           4,918
MIST American Funds Growth Allocation
  Investment Division                                       116,919         830,186       838,185           7,270
MIST American Funds Moderate Allocation
  Investment Division                                        11,623          95,098       110,626          13,851
MIST BlackRock Large Cap Core Investment Division            11,778          81,097       105,648          21,265
MIST Clarion Global Real Estate Investment Division          34,139         292,865       335,687          33,320
MIST SSgA Growth and Income ETF Investment Division           2,262          19,719        20,340             581
MIST SSgA Growth ETF Investment Division                      3,449          30,209        33,130           2,535
MIST Dreman Small Cap Value Investment Division               3,113          30,555        32,816           2,181
MIST Harris Oakmark International Investment Division        46,395         447,189       499,818          46,177
MIST Janus Forty Investment Division                         12,698         650,352       690,643          33,993
MIST Lazard Mid Cap Investment Division                       9,732          78,876        91,126          11,908
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                        23,666         151,485       157,376           4,303
MIST Legg Mason Value Equity Investment Division              4,162          24,678        40,884          12,448
MIST Lord Abbett Bond Debenture Investment Division          16,392         172,652       188,094          13,948
MIST Met/AIM Small Cap Growth Investment Division             3,413          36,845        37,871             800
MIST Met/Franklin Income Investment Division                  3,358          28,657        31,801           2,871
MIST Met/Franklin Mutual Shares Investment Division           9,642          66,891        76,419           9,107
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                        44,763         367,671       381,041          11,340
MIST Met/Templeton Growth Investment Division                12,157         105,105       211,416         104,653
MIST MFS Research International Investment Division          50,137         418,799       432,594          10,404
MIST Oppenheimer Capital Appreciation Investment Division .   9,627          42,102        45,780           3,372
MIST PIMCO Inflation Protected Bond Investment Division      49,103         493,290       516,747          22,614
MIST PIMCO Total Return Investment Division                  46,957         532,090       560,790          28,608
MIST RCM Technology Investment Division                      27,000          78,627        95,087          14,282
MIST T. Rowe Price Mid Cap Growth Investment Division        43,314         254,383       289,120          28,002
MIST Van Kampen Mid Cap Growth Investment Division            2,844          17,530        18,459             732
MSF BlackRock Aggressive Growth Investment Division           5,365         100,218       170,192          58,446
MSF BlackRock Bond Income Investment Division                 1,539         157,449       170,357          12,683
MSF BlackRock Diversified Investment Division                 7,097          99,530       111,085          10,691
MSF BlackRock Large Cap Value Investment Division            31,256         296,013       364,909          57,949
MSF BlackRock Legacy Large Cap Growth Investment Division     4,705          91,577       106,883          12,268
MSF BlackRock Strategic Value Investment Division             8,479          72,507       100,782          24,159
MSF Davis Venture Value Investment Division                  36,349         933,444       962,340          24,793
MSF FI Large Cap Investment Division                          1,139          10,858        17,641           5,123
MSF FI Mid Cap Opportunities Investment Division              5,188          62,856        63,895             946
MSF FI Value Leaders Investment Division                        295          33,178        33,977             715
MSF Franklin Templeton Small Cap Growth Investment Division   7,208          43,292        52,750           6,894
MSF Harris Oakmark Focused Value Investment Division            558          68,091        88,208          16,977
MSF Jennison Growth Investment Division                       1,474          14,176        14,461             249
MSF Julius Baer International Stock Investment Division      29,677         278,786       296,591          13,827
MSF Lehman Brothers Aggregate Bond Index
  Investment Division                                        48,644         518,082       622,552         106,951
MSF Loomis Sayles Small Cap Investment Division               1,606         234,300       292,672          49,374
MSF MetLife Mid Cap Stock Index Investment Division          29,469         303,062       312,773           8,828
MSF MetLife Stock Index Investment Division                  71,502       1,786,657     1,877,982          80,126
MSF MFS Total Return Investment Division                        798          88,328        91,719           3,115
MSF MFS Value Investment Division                             2,732          27,081        46,913          17,224
MSF Morgan Stanley EAFE Index Investment Division            50,313         561,681       645,078          66,923
MSF Neuberger Berman Mid Cap Value Investment Division       23,839         316,821       356,211          28,457

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                  FOR THE PERIOD APRIL 28, 2008
                                                          AS OF DECEMBER 31, 2008          TO DECEMBER 31, 2008
                                                          ----------------------- -----------------------------
                                                                                        COST OF        PROCEEDS
                                                           SHARES        COST ($) PURCHASES ($)  FROM SALES ($)
                                                          ------- --------------- ------------- ---------------
MSF Oppenheimer Global Equity Investment Division          14,970         161,895       166,642           4,414
MSF Russell 2000 Index Investment Division                 21,365         213,759       234,484          17,474
MSF T. Rowe Price Large Cap Growth Investment Division     11,400         125,328       167,919          37,367
MSF T. Rowe Price Small Cap Growth Investment Division     13,267         143,703       161,460          15,266
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                       9,956         110,032       119,813           9,312
MSF Western Asset Management U.S. Government
  Investment Division                                      29,361         348,875       350,794           1,926
MSF MetLife Conservative Allocation Investment Division    22,582         205,544       211,515           5,803
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                      20,715         180,860       186,032           5,050
MSF MetLife Moderate Allocation Investment Division       136,545       1,289,013     1,467,567         165,962
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     412,535       3,711,263     4,385,548         567,539
MSF MetLife Aggressive Allocation Investment Division     100,527         857,688     1,026,305         144,859
American Funds Bond Investment Division                    18,941         185,312       190,621           5,038
American Funds Global Small Capitalization
  Investment Division                                      59,397         808,214       850,957          33,549
American Funds Growth Investment Division                  37,482       1,507,634     1,650,610         119,016
American Funds Growth-Income Investment Division           28,721         791,607       953,520         134,564

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                              MIST                   MIST                   MIST
                                    AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS         MIST BLACKROCK
                               BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION         LARGE CAP CORE
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --                     --
Units issued and transferred
  from other funding options                18,214                125,410                 16,825                 14,053
Units redeemed and transferred
  to other funding options                  (1,623)               (13,651)                (5,619)                (4,946)
                               ---------------------- ---------------------- ---------------------- --------------------
Units end of period                         16,591                111,759                 11,206                  9,107
                               ====================== ====================== ====================== ====================

                                                                     MIST
                                              MIST    LEGG MASON PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                    LAZARD MID CAP      AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --                     --
Units issued and transferred
  from other funding options                10,402                 20,909                  6,759                 11,223
Units redeemed and transferred
  to other funding options                  (4,112)                (1,134)                (2,851)                (2,817)
                               ---------------------- ---------------------- ---------------------- --------------------
Units end of period                          6,290                 19,775                  3,908                  8,406
                               ====================== ====================== ====================== ====================

                                                                      MIST
                                   MIST OPPENHEIMER        PIMCO INFLATION             MIST PIMCO               MIST RCM
                               CAPITAL APPRECIATION         PROTECTED BOND           TOTAL RETURN             TECHNOLOGY
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ---------------------- --------------------
Units beginning of period                        --                     --                     --                     --
Units issued and transferred
  from other funding options                 10,780                 64,540                 53,208                 27,140
Units redeemed and transferred
  to other funding options                   (4,735)               (25,058)               (16,970)               (10,883)
                               ----------------------- ---------------------- ---------------------- --------------------
Units end of period                           6,045                 39,482                 36,238                 16,257
                               ======================= ====================== ====================== ====================

                                                                                                       MIST
       MIST CLARION      MIST SSGA GROWTH             MIST SSGA           MIST DREMAN        HARRIS OAKMARK
 GLOBAL REAL ESTATE        AND INCOME ETF            GROWTH ETF       SMALL CAP VALUE         INTERNATIONAL       MISTJANUS FORTY
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                   --
             46,180                 3,031                 4,576                 3,198                54,408                 3,989
            (21,208)                 (909)               (1,326)                 (278)              (20,375)               (1,447)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             24,972                 2,122                 3,250                 2,920                34,033                 2,542
===================== ===================== ===================== ===================== ===================== ====================

                                                                    MIST MET/FRANKLIN                  MIST                  MIST
       MIST MET/AIM                  MIST     MIST MET/FRANKLIN    TEMPLETON FOUNDING         MET/TEMPLETON          MFS RESEARCH
   SMALL CAP GROWTH   MET/FRANKLIN INCOME         MUTUAL SHARES              STRATEGY                GROWTH         INTERNATIONAL
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
              2,985                 4,428                11,332                64,037                25,192                48,758
               (358)               (1,153)               (1,979)              (20,146)              (13,115)              (16,631)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              2,627                 3,275                 9,353                43,891                12,077                32,127
===================== ===================== ===================== ===================== ===================== ====================

 MIST T. ROWE PRICE       MIST VAN KAMPEN         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
     MID CAP GROWTH        MID CAP GROWTH     AGGRESSIVE GROWTH           BOND INCOME           DIVERSIFIED       LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
             53,052                 2,034                 5,325                 3,318                 2,915                40,966
            (18,292)                 (221)               (3,113)               (1,064)                 (926)              (15,144)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             34,760                 1,813                 2,212                 2,254                 1,989                25,822
===================== ===================== ===================== ===================== ===================== ====================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                               MSF
                                  BLACKROCK LEGACY          MSF BLACKROCK              MSF DAVIS                 MSF FI
                                  LARGE CAP GROWTH        STRATEGIC VALUE          VENTURE VALUE              LARGE CAP
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --                     --
Units issued and transferred
  from other funding options                 4,760                  8,689                 36,151                  1,447
Units redeemed and transferred
  to other funding options                  (1,603)                (3,580)                (9,017)                  (663)
                               ---------------------- ---------------------- ---------------------- --------------------
Units end of period                          3,157                  5,109                 27,134                    784
                               ====================== ====================== ====================== ====================

                                                MSF
                                    LEHMAN BROTHERS      MSF LOOMIS SAYLES            MSF METLIFE            MSF METLIFE
                               AGGREGATE BOND INDEX              SMALL CAP    MID CAP STOCK INDEX            STOCK INDEX
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ---------------------- --------------------
Units beginning of period                        --                     --                     --                     --
Units issued and transferred
  from other funding options                 47,532                 12,876                 29,006                 54,537
Units redeemed and transferred
  to other funding options                  (16,022)                (5,192)                (7,694)               (13,056)
                               ----------------------- ---------------------- ---------------------- --------------------
Units end of period                          31,510                  7,684                 21,312                 41,481
                               ======================= ====================== ====================== ====================

                                                                                MSF WESTERN ASSET      MSF WESTERN ASSET
                                 MSF T. ROWE PRICE      MSF T. ROWE PRICE    MANAGEMENT STRATEGIC             MANAGEMENT
                                  LARGE CAP GROWTH       SMALL CAP GROWTH      BOND OPPORTUNITIES        U.S. GOVERNMENT
                               INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------- --------------------
Units beginning of period                       --                     --                      --                     --
Units issued and transferred
  from other funding options                15,783                 13,322                   6,223                 18,949
Units redeemed and transferred
  to other funding options                  (5,688)                (3,358)                 (1,608)                (1,897)
                               ---------------------- ---------------------- ----------------------- --------------------
Units end of period                         10,095                  9,964                   4,615                 17,052
                               ====================== ====================== ======================= ====================

                                    AMERICAN FUNDS
                                      GLOBAL SMALL         AMERICAN FUNDS         AMERICAN FUNDS
                                    CAPITALIZATION                 GROWTH        GROWTH - INCOME
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- --------------------
Units beginning of period                       --                     --                     --
Units issued and transferred
  from other funding options                53,662                 13,844                 12,511
Units redeemed and transferred
  to other funding options                 (18,811)                (4,821)                (5,866)
                               ---------------------- ---------------------- --------------------
Units end of period                         34,851                  9,023                  6,645
                               ====================== ====================== ====================

                                                            MSF                   MSF
     MSF FI MID CAP                MSF FI    FRANKLIN TEMPLETON        HARRIS OAKMARK                             MSF JULIUS BAER
      OPPORTUNITIES         VALUE LEADERS      SMALL CAP GROWTH         FOCUSED VALUE   MSF JENNISON GROWTH   INTERNATIONAL STOCK
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
              4,845                 1,612                 7,482                 3,516                 1,449                20,747
               (388)                 (339)               (1,896)               (1,135)                 (184)               (4,564)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              4,457                 1,273                 5,586                 2,381                 1,265                16,183
===================== ===================== ===================== ===================== ===================== ====================

                                                            MSF                   MSF
            MSF MFS                              MORGAN STANLEY      NEUBERGER BERMAN       MSF OPPENHEIMER                   MSF
       TOTAL RETURN         MSF MFS VALUE            EAFE INDEX         MID CAP VALUE         GLOBAL EQUITY    RUSSELL 2000 INDEX
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --                    --                    --                    --                    --                    --
              2,044                 4,893                59,019                26,599                13,378                19,301
               (352)               (2,543)              (17,491)              (10,536)               (3,098)               (5,599)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
              1,692                 2,350                41,528                16,063                10,280                13,702
===================== ===================== ===================== ===================== ===================== ====================

        MSF METLIFE           MSF METLIFE                                 MSF METLIFE
       CONSERVATIVE       CONSERVATIVE TO          MSF METLIFE            MODERATE TO            MSF METLIFE        AMERICAN FUNDS
         ALLOCATION   MODERATE ALLOCATION  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION  AGGRESSIVE ALLOCATION                  BOND
INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- -------------------- -------------------- ---------------------- ---------------------- --------------------
                 --                    --                   --                     --                     --                    --
             22,721                21,047              165,764                582,875                186,206                14,067
             (1,752)               (1,909)             (39,979)              (203,980)               (95,352)               (3,432)
--------------------- -------------------- -------------------- ---------------------- ---------------------- ---------------------
             20,969                19,138              125,785                378,895                 90,854                10,635
===================== ==================== ==================== ====================== ====================== =====================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund, for the period ended December 31, 2008:

                                                    AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                       ------- ---------------------- -------------------------------------------------
                                                UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                 LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------- ----------- ---------- ------------- ---------------- ------------------
MIST American Funds Balanced
  Allocation Investment Division
  (Commenced 4/28/2008)           2008  16,591        7.08    117,461          3.96               --          (29.27)
MIST American Funds Growth
  Allocation Investment Division
  (Commenced 4/28/2008)           2008 111,759        6.45    721,398         11.34               --          (35.51)
MIST American Funds Moderate
  Allocation Investment Division
  (Commenced 4/28/2008)           2008  11,206        7.77     87,064          6.89               --          (22.46)
MIST BlackRock Large Cap Core
  Investment Division
  (Commenced 4/28/2008)           2008   9,107        8.63     78,564            --               --          (31.87)
MIST Clarion Global Real Estate
  Investment Division
  (Commenced 4/28/2008)           2008  24,972       10.12    252,756            --               --          (44.73)
MIST SSgA Growth and Income
  ETF Investment Division
  (Commenced 4/28/2008)           2008   2,122        9.05     19,207            --               --          (23.99)
MIST SSgA Growth ETF
  Investment Division
  (Commenced 4/28/2008)           2008   3,250        8.29     26,947            --               --          (30.82)
MIST Dreman Small Cap Value
  Investment Division
  (Commenced 4/28/2008)           2008   2,920       10.45     30,514            --               --          (25.08)
MIST Harris Oakmark International
  Investment Division
  (Commenced 4/28/2008)           2008  34,033       11.69    397,710            --               --          (37.26)
MIST Janus Forty
  Investment Division
  (Commenced 4/28/2008)           2008   2,542      226.02    574,436            --               --          (44.68)
MIST Lazard Mid Cap
  Investment Division
  (Commenced 4/28/2008)           2008   6,290       10.73     67,473            --               --          (36.07)
MIST Legg Mason Partners
  Aggressive Growth
  Investment Division
  (Commenced 4/28/2008)           2008  19,775        5.47    108,153            --               --          (36.35)
MIST Legg Mason Value Equity
  Investment Division
  (Commenced 4/28/2008)           2008   3,908        4.89     19,104            --               --          (47.12)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31            FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                        ------ ---------------------- -------------------------------------------------
                                                UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                 LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                        ------ ----------- ---------- ------------- ---------------- ------------------
MIST Lord Abbett Bond Debenture
  Investment Division
  (Commenced 4/28/2008)            2008  8,406       19.00    159,679            --               --          (18.83)
MIST Met/AIM Small Cap Growth
  Investment Division
  (Commenced 4/28/2008)            2008  2,627       10.86     28,540            --               --          (34.43)
MIST Met/Franklin Income
  Investment Division
  (Commenced 4/28/2008)            2008  3,275        8.08     26,469          5.38               --          (19.19)
MIST Met/Franklin Mutual Shares
  Investment Division
  (Commenced 4/28/2008)            2008  9,353        6.68     62,476          7.30               --          (33.20)
MIST Met/Franklin Templeton
  Founding Strategy
  Investment Division
  (Commenced 4/28/2008)            2008 43,891        7.11    311,998          2.67               --          (28.92)
MIST Met/Templeton Growth
  Investment Division
  (Commenced 4/28/2008)            2008 12,077        6.64     80,174          0.75               --          (33.62)
MIST MFS Research International
  Investment Division
  (Commenced 4/28/2008)            2008 32,127       11.57    371,576            --               --          (41.00)
MIST Oppenheimer Capital
  Appreciation Investment Division
  (Commenced 4/28/2008)            2008  6,045        6.26     37,850            --               --          (43.37)
MIST PIMCO Inflation Protected
  Bond Investment Division
  (Commenced 4/28/2008)            2008 39,482       12.23    482,681            --               --           (9.73)
MIST PIMCO Total Return
  Investment Division
  (Commenced 4/28/2008)            2008 36,238       15.03    544,710            --               --           (1.28)
MIST RCM Technology
  Investment Division
  (Commenced 4/28/2008)            2008 16,257        3.99     64,801            --               --          (37.82)
MIST T. Rowe Price Mid Cap
  Growth Investment Division
  (Commenced 4/28/2008)            2008 34,760        6.62    229,945            --               --          (37.28)
MIST Van Kampen Mid Cap
  Growth Investment Division
  (Commenced 4/28/2008)            2008  1,813        8.96     16,237            --               --          (43.85)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                          ------ ---------------------- -------------------------------------------------
                                                  UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                   LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                           UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                          ------ ----------- ---------- ------------- ---------------- ------------------
MSF BlackRock Aggressive
  Growth Investment Division
  (Commenced 4/28/2008)              2008  2,212       37.93     83,929            --               --          (44.59)
MSF BlackRock Bond Income
  Investment Division
  (Commenced 4/28/2008)              2008  2,254       69.96    157,720            --               --           (4.17)
MSF BlackRock Diversified
  Investment Division
  (Commenced 4/28/2008)              2008  1,989       46.97     93,442            --               --          (20.65)
MSF BlackRock Large Cap Value
  Investment Division
  (Commenced 4/28/2008)              2008 25,822       10.48    270,681            --               --          (30.94)
MSF BlackRock Legacy Large Cap
  Growth Investment Division
  (Commenced 4/28/2008)              2008  3,157       25.16     79,452            --               --          (34.56)
MSF BlackRock Strategic Value
  Investment Division
  (Commenced 4/28/2008)              2008  5,109       14.08     71,935            --               --          (35.81)
MSF Davis Venture Value
  Investment Division
  (Commenced 4/28/2008)              2008 27,134       29.12    790,054            --               --          (37.59)
MSF FI Large Cap Investment Division
  (Commenced 4/28/2008)              2008    784       11.76      9,216            --               --          (38.34)
MSF FI Mid Cap Opportunities
  Investment Division
  (Commenced 4/28/2008)              2008  4,457       10.96     48,872            --               --          (51.44)
MSF FI Value Leaders
  Investment Division
  (Commenced 4/28/2008)              2008  1,273       24.71     31,448            --               --          (34.25)
MSF Franklin Templeton Small Cap
  Growth Investment Division
  (Commenced 4/28/2008)              2008  5,586        7.33     40,939            --               --          (33.72)
MSF Harris Oakmark Focused
  Value Investment Division
  (Commenced 4/28/2008)              2008  2,381       24.85     59,162            --               --          (42.81)
MSF Jennison Growth
  Investment Division
  (Commenced 4/28/2008)              2008  1,265        9.10     11,510            --               --          (32.96)
MSF Julius Baer International
  Stock Investment Division
  (Commenced 4/28/2008)              2008 16,183       14.31    231,516            --               --          (40.37)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                       ------ ---------------------- -------------------------------------------------
                                               UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                        UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------ ----------- ---------- ------------- ---------------- ------------------
MSF Lehman Brothers Aggregate
  Bond Index Investment Division
  (Commenced 4/28/2008)           2008 31,510       17.13    539,879            --               --            4.32
MSF Loomis Sayles Small Cap
  Investment Division
  (Commenced 4/28/2008)           2008  7,684       28.19    216,626            --               --          (30.05)
MSF MetLife Mid Cap Stock Index
  Investment Division
  (Commenced 4/28/2008)           2008 21,312       11.97    255,015            --               --          (35.42)
MSF MetLife Stock Index
  Investment Division
  (Commenced 4/28/2008)           2008 41,481       37.94  1,573,950            --               --          (34.22)
MSF MFS Total Return
  Investment Division
  (Commenced 4/28/2008)           2008  1,692       50.76     85,862            --               --          (20.13)
MSF MFS Value Investment Division
  (Commenced 4/28/2008)           2008  2,350       10.79     25,358            --               --          (29.45)
MSF Morgan Stanley EAFE Index
  Investment Division
  (Commenced 4/28/2008)           2008 41,528       11.34    470,881            --               --          (40.15)
MSF Neuberger Berman Mid Cap
  Value Investment Division
  (Commenced 4/28/2008)           2008 16,063       16.33    262,350            --               --          (46.55)
MSF Oppenheimer Global Equity
  Investment Division
  (Commenced 4/28/2008)           2008 10,280       14.42    148,231            --               --          (37.34)
MSF Russell 2000 Index
  Investment Division
  (Commenced 4/28/2008)           2008 13,702       13.88    190,119            --               --          (30.11)
MSF T. Rowe Price Large Cap
  Growth Investment Division
  (Commenced 4/28/2008)           2008 10,095       10.23    103,304            --               --          (38.27)
MSF T. Rowe Price Small Cap
  Growth Investment Division
  (Commenced 4/28/2008)           2008  9,964       12.07    120,247            --               --          (33.41)
MSF Western Asset Management
  Strategic Bond Opportunities
  Investment Division
  (Commenced 4/28/2008)           2008  4,615       22.28    102,843            --               --          (14.42)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF DECEMBER 31         FOR THE PERIOD APRIL 28 TO DECEMBER 31
                                          ------- ---------------------- -------------------------------------------------
                                                   UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                    LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                            UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                          ------- ----------- ---------- ------------- ---------------- ------------------
MSF Western Asset Management
  U.S. Government
  Investment Division
  (Commenced 4/28/2008)              2008  17,052       20.52    349,981            --               --           (0.67)
MSF MetLife Conservative
  Allocation Investment Division
  (Commenced 4/28/2008)              2008  20,969       10.14    212,720            --               --          (13.89)
MSF MetLife Conservative to
  Moderate Allocation
  Investment Division
  (Commenced 4/28/2008)              2008  19,138        9.64    184,569            --               --          (20.23)
MSF MetLife Moderate Allocation
  Investment Division
  (Commenced 4/28/2008)              2008 125,785        9.12  1,147,235            --               --          (26.51)
MSF MetLife Moderate to Aggressive
  Allocation Investment Division
  (Commenced 4/28/2008)              2008 378,895        8.61  3,260,631            --               --          (32.36)
MSF MetLife Aggressive
  Allocation Investment Division
  (Commenced 4/28/2008)              2008  90,854        8.08    734,523            --               --          (37.15)
American Funds Bond
  Investment Division
  (Commenced 4/28/2008)              2008  10,635       16.69    177,494         12.86               --           (9.59)
American Funds Global Small
  Capitalization Investment Division
  (Commenced 4/28/2008)              2008  34,851       18.81    655,469            --               --          (48.89)
American Funds Growth
  Investment Division
  (Commenced 4/28/2008)              2008   9,023      138.29  1,247,737          2.02               --          (41.63)
American Funds Growth-Income
  Investment Division
  (Commenced 4/28/2008)              2008   6,645      104.26    692,775          3.59               --          (35.35)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of the units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #717) dated May 1, 2009. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.




                                    --------------------------------
--------------------------------

             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2009



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2009 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.



                                      SAI-1

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                          -----
GENERAL INFORMATION AND HISTORY.......................................    SAI-3
  The Company.........................................................    SAI-3
  The Separate Account................................................    SAI-3
DISTRIBUTION OF THE POLICIES..........................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES............    SAI-4
  Payment of Proceeds.................................................    SAI-4
  Payment Options.....................................................    SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES..................................    SAI-5
  Group or Sponsored Arrangements.....................................    SAI-5
LOANS.................................................................
POTENTIAL CONFLICTS OF INTEREST.......................................    SAI-5
LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY.......    SAI-5
MISSTATEMENT OF AGE OR SEX............................................    SAI-5
REPORTS...............................................................    SAI-6
PERSONALIZED ILLUSTRATIONS............................................    SAI-6
PERFORMANCE DATA......................................................    SAI-6
REGISTRATION STATEMENT................................................    SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................    SAI-7
EXPERTS...............................................................    SAI-7
FINANCIAL STATEMENTS..................................................      F-1




                                      SAI-2

                         GENERAL INFORMATION AND HISTORY

THE COMPANY

     MetLife Investors USA Insurance Company is a stock life insurance company founded on September 13, 1960 and organized under the laws of the State of Delaware. Our principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on November 15, 2005 under Delaware law. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife Investors USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.


     Distributor received sales compensation with respect to the Policies in the following amount in 2008:



                                                                               AGGREGATE AMOUNT OF
                                                    AGGREGATE AMOUNT OF      COMMISSIONS RETAINED BY
FISCAL                                              COMMISSIONS PAID TO    DISTRIBUTOR AFTER PAYMENTS
YEAR                                                    DISTRIBUTOR             TO SELLING FIRMS
------                                              -------------------    --------------------------
2008............................................        $19,512,206                    $0



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms for sales of all annuity and life insurance products during 2008 ranged from $4,337 to $12,374,522. The amount of commissions paid to selected selling firms during 2008 ranged from $225,409 to $72,582,379. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2008 ranged from $229,747 to $75,145,911. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for


                                      SAI-3
the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (First MetLife Investors Insurance Company and MetLife Investors Insurance Company).



     The following list sets forth the names of selling firms that received additional compensation in 2008 in connection with the sale of our variable annuity contracts and other insurance products. The selling firms are listed in alphabetical order.


Associated Securities Corp.
Centaurus Financial, Inc.

Citigroup Global Markets, Inc.


Compass Brokerage, Inc.

CUSO Financial Services, L.P.



Ferris, Baker Watts Inc.


First Allied Securities, Inc.


Founders Financial Securities, LLC


GunnAllen Financial, Inc.


H. D. Vest Investment Securities, Inc.



Infinex Investments, Inc.

InterSecurities, Inc.

Investment Professionals, Inc.
Janney Montgomery Scott LLC

J.P. Turner & Company


Key Investment Services LLC



Lincoln Financial Advisors

Lincoln Financial Services Corporation


Lincoln Investment Planning, Inc.




Merrill Lynch Insurance Group

Morgan Keegan & Company, Inc.

Morgan Stanley & Co., Inc.

Mutual Service Corporation
National Planning Holdings

National Securities Corp.

NEXT Financial Group

NFP Securities, Inc.


Planning Corporation of America

PNC Investments
Primerica


Securities America, Inc.
Sigma Financial Corporation



Tower Square Securities, Inc.


Transamerica Financial Advisors, Inc.

U.S. Bancorp Investment, Inc.

United Planners Financial Services of America

UVEST Financial Services Group, Inc.
Valmark Securities

Wall Street Financial Group

Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Woodbury Financial Services



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

     (ii) SINGLE LIFE INCOME -- 10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.


                                      SAI-4

     (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                         POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

         LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX


     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.



                                      SAI-5

                                     REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                                      SAI-6

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements of MetLife Investors USA Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                                     EXPERTS


     Paul L. LeClair, FSA, MAAA, Vice President of MetLife Investors USA Insurance Company has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.



                                      SAI-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

     We have audited the accompanying balance sheets of MetLife Investors USA Insurance Company (the "Company") as of December 31, 2008 and 2007, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 2, 2009

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                 BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                     2008      2007
                                                                   -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $4,697 and $4,322, respectively).....  $ 4,325   $ 4,328
  Equity securities available-for-sale, at estimated fair value
     (cost: $11 and $11, respectively)...........................        7        10
  Mortgage loans on real estate..................................      376       405
  Policy loans...................................................       41        39
  Real estate joint ventures held-for-investment.................       29        13
  Other limited partnership interests............................      271       200
  Short-term investments.........................................    1,581       483
  Other invested assets..........................................      129        26
                                                                   -------   -------
     Total investments...........................................    6,759     5,504
Cash and cash equivalents........................................      525        91
Accrued investment income........................................       54        54
Premiums and other receivables...................................    6,604     2,948
Deferred policy acquisition costs................................    2,082     1,806
Current income tax recoverable...................................      133        14
Other assets.....................................................      616       567
Separate account assets..........................................   18,517    23,842
                                                                   -------   -------
     Total assets................................................  $35,290   $34,826
                                                                   =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits.........................................  $   890   $   444
  Policyholder account balances..................................    8,706     5,489
  Other policyholder funds.......................................    1,666     1,374
  Long-term debt -- affiliated...................................       --       435
  Deferred income tax liability..................................      464       327
  Payables for collateral under securities loaned and other
     transactions................................................      888       928
  Other liabilities..............................................    1,518       412
  Separate account liabilities...................................   18,517    23,842
                                                                   -------   -------
     Total liabilities...........................................   32,649    33,251
                                                                   -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 9)

STOCKHOLDER'S EQUITY:
Preferred stock, par value $1.00 per share; 200,000 shares
  authorized, issued and outstanding at December 31, 2008 and
  2007...........................................................       --        --
Common stock, par value $200.00 per share; 15,000 shares
  authorized; 11,000 shares issued and outstanding at December
  31, 2008 and 2007..............................................        2         2
Additional paid-in capital.......................................    1,945       960
Retained earnings................................................      968       621
Accumulated other comprehensive income (loss)....................     (274)       (8)
                                                                   -------   -------
     Total stockholder's equity..................................    2,641     1,575
                                                                   -------   -------
     Total liabilities and stockholder's equity..................  $35,290   $34,826
                                                                   =======   =======




               See accompanying notes to the financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                             2008     2007     2006
                                                            ------   ------   -----
REVENUES
Premiums..................................................  $  144   $  154   $  89
Universal life and investment-type product policy fees....     634      568     417
Net investment income.....................................     253      244     242
Other revenues............................................     127      140     102
Net investment gains (losses).............................     783      239    (107)
                                                            ------   ------   -----
     Total revenues.......................................   1,941    1,345     743
                                                            ------   ------   -----
EXPENSES
Policyholder benefits and claims..........................     384      192      87
Interest credited to policyholder account balances........     249      247     235
Other expenses............................................     812      537     358
                                                            ------   ------   -----
     Total expenses.......................................   1,445      976     680
                                                            ------   ------   -----
Income before provision for income tax....................     496      369      63
Provision for income tax..................................     149      104       3
                                                            ------   ------   -----
Net income................................................  $  347   $  265   $  60
                                                            ======   ======   =====




               See accompanying notes to the financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                            PREFERRED   COMMON     PAID-IN    RETAINED   COMPREHENSIVE
                                              STOCK      STOCK     CAPITAL    EARNINGS   INCOME (LOSS)    TOTAL
                                            ---------   ------   ----------   --------   -------------   ------
Balance at January 1, 2006................     $--        $2       $  398       $296         $ (44)      $  652
Contribution of intangible assets from
  MetLife, Inc., net of income tax........                            162                                   162
Capital contribution from MetLife
  Insurance Company of Connecticut........                            150                                   150
Comprehensive income (loss):
  Net income..............................                                        60                         60
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                       1            1
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                      42           42
                                                                                                         ------
     Other comprehensive income (loss)....                                                                   43
                                                                                                         ------
  Comprehensive income (loss).............                                                                  103
                                               ---        --       ------       ----         -----       ------
Balance at December 31, 2006..............      --         2          710        356            (1)       1,067
Capital contribution from MetLife
  Insurance Company of Connecticut........                            250                                   250
Comprehensive income (loss):
  Net income..............................                                       265                        265
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                      (1)          (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                      (6)          (6)
                                                                                                         ------
     Other comprehensive income (loss):...                                                                   (7)
                                                                                                         ------
  Comprehensive income (loss).............                                                                  258
                                               ---        --       ------       ----         -----       ------
Balance at December 31, 2007..............      --         2          960        621            (8)       1,575
Capital contribution from MetLife
  Insurance Company of Connecticut........                            985                                   985
Comprehensive income (loss):
  Net income..............................                                       347                        347
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                       1            1
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                    (267)        (267)
                                                                                                         ------
     Other comprehensive income (loss)....                                                                 (266)
                                                                                                         ------
  Comprehensive income (loss).............                                                                   81
                                               ---        --       ------       ----         -----       ------
Balance at December 31, 2008..............     $--        $2       $1,945       $968         $(274)      $2,641
                                               ===        ==       ======       ====         =====       ======




               See accompanying notes to the financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                2008      2007      2006
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   347   $   265   $    60
Adjustments to reconcile net income to net cash (used in)
  provided by operating activities:
     Depreciation and amortization expenses.................       13         9         4
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (10)       (1)        6
     (Gains) losses from sales of investments, net..........     (783)     (239)      107
     Gain from recapture of ceded reinsurance...............       --       (22)       --
     Undistributed equity earnings of real estate joint
       ventures and other limited partnership interests.....       23         4        --
     Interest credited to policyholder account balances.....      249       247       235
     Universal life and investment-type product policy
       fees.................................................     (634)     (568)     (417)
     Change in accrued investment income....................       --         1        (2)
     Change in premiums and other receivables...............   (2,050)     (331)     (287)
     Change in deferred policy acquisition costs, net.......     (208)     (268)     (324)
     Change in insurance-related liabilities................      805       243       169
     Change in income tax recoverable.......................      161       191        11
     Change in other assets.................................      250       288       193
     Change in other liabilities............................    1,140       248        (7)
     Other, net.............................................        1        --        --
                                                              -------   -------   -------
Net cash (used in) provided by operating activities.........     (696)       67      (252)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    1,899     1,463     2,213
     Equity securities......................................        3         7        --
     Real estate joint ventures.............................        1        --        --
     Mortgage loans on real estate..........................       72       105       111
     Other limited partnership interests....................       20         7        --
  Purchases of:
     Fixed maturity securities..............................   (2,313)   (1,756)   (1,936)
     Mortgage loans on real estate..........................      (49)      (33)     (141)
     Real estate joint ventures.............................      (16)      (13)       --
     Other limited partnership interests....................     (118)     (178)      (29)
  Net change in short-term investments......................   (1,198)     (128)      (71)
  Net change in other invested assets.......................      (72)      (21)      (73)
     Other, net.............................................       (2)       --        --
                                                              -------   -------   -------
Net cash (used in) provided by investing activities.........   (1,773)     (547)       74
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    3,683     7,737     6,119
     Withdrawals............................................   (1,290)   (7,481)   (6,017)
  Long-term debt repaid -- affiliated.......................     (435)       --        --
  Net change in payables for collateral under securities
     loaned and other transactions..........................      (40)       27       (86)
  Capital contribution from MetLife Insurance Company of
     Connecticut............................................      985       250       150
                                                              -------   -------   -------
Net cash provided by financing activities...................    2,903       533       166
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      434        53       (12)
Cash and cash equivalents, beginning of year................       91        38        50
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   525   $    91   $    38
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest...............................................  $    20   $    31   $    31
                                                              =======   =======   =======
     Income tax.............................................  $   (12)  $   (87)  $    (9)
                                                              =======   =======   =======
  Non-cash transactions during the year:
     Contribution of intangible assets from MetLife, Inc.,
       net of income tax (see Notes 5 and 10)...............  $    --   $    --   $   162
                                                              =======   =======   =======




--------
See Note 6 for non-cash reinsurance transactions.


               See accompanying notes to the financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                        NOTES TO THE FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     MetLife Investors USA Insurance Company (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). On October 11, 2006, the Company was transferred from MetLife Investors Group, Inc. ("MLIG") to MICC. Prior to October 11, 2006, the Company was a wholly-owned subsidiary of MLIG. The Company markets, administers and insures a broad range of term life and universal and variable life insurance policies and variable and fixed annuity contracts.

  BASIS OF PRESENTATION

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include trust preferred securities and other limited partnership interests. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Certain amounts in the prior year periods' financial statements have been reclassified to conform with the 2008 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

          (iii) the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi) the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

          (x) accounting for reinsurance transactions; and

          (xi) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's balance sheets. In addition, the footnotes to the financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The measurement and disclosures under SFAS 157 in the accompanying financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities recorded at fair value on a nonrecurring basis. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity securities, mortgage loans on real estate and short-term investments. The accounting policies related to each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 2.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, which are more fully described in the derivatives accounting policy which follows.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as joint ventures and other limited partnerships, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or
(ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Computer Software

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $49 million at both December 31, 2008 and 2007. Accumulated amortization of capitalized software was $15 million and $6 million at December 31, 2008 and 2007, respectively. Related amortization expense was $9 million, $6 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (primarily term insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Each year the Company reviews VODA to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for future policy benefit liabilities on non-participating traditional life insurance range from 5% to 7%.

     Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


       contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to (i) policy account values, which consist of an accumulation of gross premium payments; plus
(ii) credited interest, ranging from 2% to 12%, less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of the embedded derivative.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Other Revenues

     Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

  Income Taxes

     Effective October 11, 2006, the Company joined MICC's includable subsidiaries in filing a federal income tax return. Prior to the transfer of the Company to MICC, the Company joined MetLife's includable subsidiaries in filing a federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     Pursuant to Internal Revenue Service ("IRS") rules, MICC and its subsidiaries, including the Company, are excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of MICC. In 2011, MICC and its subsidiaries, including the Company, are expected to join the consolidated return and become a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)  future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 8) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     The Company participated in reinsurance transactions with a foreign company. Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur. Translation adjustments and gains and losses from foreign currency transactions were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's net income or cash flows in particular annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts are comprised of actively traded mutual funds. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $63 million ($41 million, net of income tax) and was recognized as a change in estimate in the accompanying statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's net income in future periods. Note 12 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in a VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


securitized financial asset with the guidance in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40").

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 did not have an impact on the Company's financial statements.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 did not have a material impact on the Company's financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities at January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings at:

                                                           DECEMBER 31, 2008
                                           ------------------------------------------------
                                                            GROSS
                                            COST OR      UNREALIZED
                                           AMORTIZED    ------------     ESTIMATED     % OF
                                              COST      GAIN    LOSS    FAIR VALUE    TOTAL
                                           ---------    ----    ----    ----------    -----
                                                             (IN MILLIONS)
U.S. corporate securities..............      $1,708     $ 25    $202      $1,531       35.4%
Residential mortgage-backed
  securities...........................         979       19      92         906       20.9
U.S. Treasury/agency securities........         458      131      --         589       13.6
Foreign corporate securities...........         468        6      54         420        9.7
Commercial mortgage-backed securities..         521       --     116         405        9.4
Asset-backed securities................         404       --      85         319        7.4
Foreign government securities..........          68       16       2          82        1.9
State and political subdivision
  securities...........................          91       --      18          73        1.7
                                             ------     ----    ----      ------      -----
  Total fixed maturity
     securities(1),(2).................      $4,697     $197    $569      $4,325      100.0%
                                             ======     ====    ====      ======      =====
Non-redeemable preferred stock(1)......      $   11     $ --    $  4      $    7      100.0%
                                             ------     ----    ----      ------      -----
  Total equity securities..............      $   11     $ --    $  4      $    7      100.0%
                                             ======     ====    ====      ======      =====




                                                         DECEMBER 31, 2007
                                           --------------------------------------------
                                                          GROSS
                                            COST OR     UNREALIZED
                                           AMORTIZED   -----------    ESTIMATED    % OF
                                              COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                           ---------   ----   ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities................    $1,736     $25    $49     $1,712      39.6%
Residential mortgage-backed securities...       953      10      7        956      22.1
U.S. Treasury/agency securities..........       413      17     --        430       9.9
Foreign corporate securities.............       509      16      7        518      12.0
Commercial mortgage-backed securities....       406       4      6        404       9.3
Asset-backed securities..................       213       1      9        205       4.7
Foreign government securities............        71      11     --         82       1.9
State and political subdivision
  securities.............................        21      --     --         21       0.5
                                             ------     ---    ---     ------     -----
  Total fixed maturity
     securities(1),(2)...................    $4,322     $84    $78     $4,328     100.0%
                                             ======     ===    ===     ======     =====
Non-redeemable preferred stock(1)........    $   11     $--    $ 1     $   10     100.0%
                                             ------     ---    ---     ------     -----
  Total equity securities................    $   11     $--    $ 1     $   10     100.0%
                                             ======     ===    ===     ======     =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

       have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $7 million and $10 million, respectively. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $25 million and $45 million, respectively.

   (2) At December 31, 2008 and 2007 the Company also held $35 million and $53 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $40 million and $26 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $167 million and $184 million at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($45) million and $4 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $87 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $42 million, $32 million and $13 million, are included within U.S. corporate securities, state and political subdivision securities and asset-backed securities, respectively, and 10% and 76% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately 10% the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $589 million and $430 million, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.4%), residential mortgage-backed securities (20.9%), and U.S. Treasury and agency securities (13.6%); and at December 31, 2007 were U.S. corporate fixed maturity securities (39.6%), residential mortgage-backed securities (22.1%), and foreign corporate securities (12.0%).

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $2.0 billion and $2.2 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $36 million and $43 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $301 million and $316 million, respectively, the total of these ten issuers being less than 6% of the Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign(1)..................................    $  420      21.5%    $  518      23.2%
Utility.....................................       388      19.9        368      16.5
Consumer....................................       304      15.6        327      14.7
Finance.....................................       301      15.4        483      21.6
Industrial..................................       268      13.7        372      16.7
Communications..............................       154       7.9        147       6.6
Other.......................................       116       6.0         15       0.7
                                                ------     -----     ------     -----
  Total.....................................    $1,951     100.0%    $2,230     100.0%
                                                ======     =====     ======     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
Collateralized mortgage obligations.........     $709       78.3%     $674       70.5%
Pass-through securities.....................      197       21.7       282       29.5
                                                 ----      -----      ----      -----
  Total residential mortgage-backed
     securities.............................     $906      100.0%     $956      100.0%
                                                 ====      =====      ====      =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 72%, 18% and 10% of

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


the total holdings, respectively. At December 31, 2008 and 2007, $828 million and $956 million, respectively, of estimated fair value or 91% and 100% respectively, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P or Fitch Ratings ("Fitch"). The majority of the residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair market value was $89 million and $100 million, respectively, with an unrealized loss of $38 million and $3 million, respectively. At December 31, 2008 and 2007, $72 million and $100 million, respectively, or 81% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008, the Company's Alt-A holdings are distributed as follows: 13% 2007 vintage year; 34% 2006 vintage year; and 53% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $405 million and $404 million, respectively, at estimated fair value. At December 31, 2008 and 2007, $391 million and $357 million, respectively, of the estimated fair value, or 97% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows:
97% Aaa, 2% A and 1% Baa. At December 31, 2008, 91% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was less than $1 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $319 million and $205 million, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $281 million and $116 million, respectively, or 88% and 57%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, automobile receivables, student loan receivables and residential mortgage-backed securities backed by sub-prime mortgage loans of 51%, 13%, 11% and 7% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $23 million and $32 million, respectively, and unrealized losses of $11 million and $4 million, respectively. At December 31, 2008, 6% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, all of which were guaranteed by financial guarantee insurers who were Baa rated.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $  201      $  195       $  152      $  153
Due after one year through five years...       462         431          795         805
Due after five years through ten years..       724         664          658         660
Due after ten years.....................     1,406       1,405        1,145       1,145
                                            ------      ------       ------      ------
  Subtotal..............................     2,793       2,695        2,750       2,763
Mortgage-backed and asset-backed
  securities............................     1,904       1,630        1,572       1,565
                                            ------      ------       ------      ------
  Total fixed maturity securities.......    $4,697      $4,325       $4,322      $4,328
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                        2008      2007      2006
                                                       -----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities............................  $(372)     $  6      $ 21
Equity securities....................................     (4)       (1)       --
Derivatives..........................................      1        (3)       (2)
Short-term investments...............................   (100)       --        --
                                                       -----      ----      ----
  Subtotal...........................................   (475)        2        19
                                                       -----      ----      ----
Amounts allocated from:
DAC..................................................     53       (15)      (21)
Deferred income tax..................................    148         5         1
                                                       -----      ----      ----
  Subtotal...........................................    201       (10)      (20)
                                                       -----      ----      ----
Net unrealized investment gains (losses).............  $(274)     $ (8)     $ (1)
                                                       =====      ====      ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                        2008      2007      2006
                                                       -----      ----      ----
                                                             (IN MILLIONS)
Balance, beginning of period.........................  $  (8)     $ (1)     $(44)
Unrealized investment gains (losses) during the
  year...............................................   (477)      (17)      (20)
Unrealized investment gains (losses) relating to:
Insurance liability gain (loss) recognition..........     --        --        78
DAC..................................................     68         6         8
Deferred income tax..................................    143         4       (23)
                                                       -----      ----      ----
Balance, end of period...............................  $(274)     $ (8)     $ (1)
                                                       =====      ====      ====
Change in net unrealized investment gains (losses)...  $(266)     $ (7)     $ 43
                                                       =====      ====      ====



  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                               DECEMBER 31, 2008
                                  ---------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                    LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                  -----------------------   -----------------------   -----------------------
                                                  GROSS                     GROSS                     GROSS
                                   ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                  FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                  ----------   ----------   ----------   ----------   ----------   ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $  637        $ 70         $544         $132        $1,181        $202
Residential mortgage-backed
  securities....................       235          68           60           24           295          92
U.S. Treasury/agency
  securities....................        --          --           --           --            --          --
Foreign corporate securities....       211          31           62           23           273          54
Commercial mortgage-backed
  securities....................       307          56           98           60           405         116
Asset-backed securities.........       250          45           64           40           314          85
Foreign government securities...        32           2           --           --            32           2
State and political subdivision
  securities....................        55          16            2            2            57          18
                                    ------        ----         ----         ----        ------        ----
  Total fixed maturity
     securities.................    $1,727        $288         $830         $281        $2,557        $569
                                    ======        ====         ====         ====        ======        ====
Equity securities...............    $    4        $  3         $  2         $  1        $    6        $  4
                                    ======        ====         ====         ====        ======        ====
Total number of securities in an
  unrealized loss position......       393                      263
                                    ======                     ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                               DECEMBER 31, 2007
                                  ---------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                    LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                  -----------------------   -----------------------   -----------------------
                                                  GROSS                     GROSS                     GROSS
                                   ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                  FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                  ----------   ----------   ----------   ----------   ----------   ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $  693         $28         $322          $21        $1,015         $49
Residential mortgage-backed
  securities....................       240           6           54            1           294           7
U.S. Treasury/agency
  securities....................         7          --            5           --            12          --
Foreign corporate securities....       149           3           93            4           242           7
Commercial mortgage-backed
  securities....................        36           1          149            5           185           6
Asset-backed securities.........       107           5           50            4           157           9
Foreign government securities...        --          --           --           --            --          --
State and political subdivision
  securities....................        10          --           --           --            10          --
                                    ------         ---         ----          ---        ------         ---
  Total fixed maturity
     securities.................    $1,242         $43         $673          $35        $1,915         $78
                                    ======         ===         ====          ===        ======         ===
Equity securities...............    $    8         $--         $  2          $ 1        $   10         $ 1
                                    ======         ===         ====          ===        ======         ===
Total number of securities in an
  unrealized loss position......       273                      157
                                    ======                     ====



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more at:

                                                                DECEMBER 31, 2008
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
  Less than six months..................    $  782     $821       $ 63      $284       172          4
  Six months or greater but less than
     nine months........................       338       35         29        23        81         12
  Nine months or greater but less than
     twelve months......................       469       79         64        42        56         16
  Twelve months or greater..............       597        5         60         4       130         --
                                            ------     ----       ----      ----
     Total..............................    $2,186     $940       $216      $353
                                            ======     ====       ====      ====
EQUITY SECURITIES:
  Less than six months..................    $   --     $ 10       $ --      $  4        --        193
  Six months or greater but less than
     nine months........................        --       --         --        --        --         --
  Nine months or greater but less than
     twelve months......................        --       --         --        --        --         --
  Twelve months or greater..............        --       --         --        --        --         --
                                            ------     ----       ----      ----
     Total..............................    $   --     $ 10       $ --      $  4
                                            ======     ====       ====      ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
  Less than six months..................    $  712      $34       $ 9        $ 8       148        10
  Six months or greater but less than
     nine months........................       360       --        17         --        81        --
  Nine months or greater but less than
     twelve months......................       178       --         9         --        38        --
  Twelve months or greater..............       709       --        35         --       156        --
                                            ------      ---       ---        ---
     Total..............................    $1,959      $34       $70        $ 8
                                            ======      ===       ===        ===
EQUITY SECURITIES:
  Less than six months..................    $    8      $--       $--        $--         2        --
  Six months or greater but less than
     nine months........................        --       --        --         --        --        --
  Nine months or greater but less than
     twelve months......................        --       --        --         --        --        --
  Twelve months or greater..............         3       --         1         --         1        --
                                            ------      ---       ---        ---
     Total..............................    $   11      $--       $ 1        $--
                                            ======      ===       ===        ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $216 million and $70 million, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008, there were no unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost. At December 31, 2007, $1 million of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 9% of the cost of such securities.

     At December 31, 2008, $353 million and $4 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 40% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $353 million and $4 million, $284 million and $4 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


than six months. At December 31, 2007, $8 million of unrealized losses related to fixed maturity securities, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 24% of the cost or amortized cost of such fixed maturity securities, all of which were in an unrealized loss position for a period of less than six months. At December 31, 2007 there were no equity securities with an unrealized loss of 20% or more.

     The Company held one fixed maturity security, with a gross unrealized loss of greater than $10 million at December 31, 2008. The fixed maturity security represented 2%, or $12 million in the aggregate, of the gross unrealized loss on fixed maturity securities. There were no equity securities with an unrealized loss of over $10 million at December 31, 2008. The Company held no fixed maturity or equity securities with a gross unrealized loss of greater than $10 million at December 31, 2007. The one fixed maturity security with a gross unrealized loss greater than $10 million was included in the regular evaluation of whether such security is other-than-temporarily impaired. Based upon the Company's current evaluation of that security in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity security with an unrealized loss for a period of time sufficient for it to recover, the Company has concluded that the one security is not other-than-temporarily impaired.

     At December 31, 2008, $4 million of unrealized losses related to equity securities with an unrealized loss of 20% or more for less than six months. Of such losses, $1 million related to financial services investment grade non-redeemable preferred securities that are rated A or higher and $3 million were on consumer industry holdings.

     There were no equity securities with an unrealized loss of 20% or more for six months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized loss.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $573 billion and $79 million, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                                2008    2007
                                                               -----   -----
SECTOR:
  U.S. corporate securities..................................    35%     62%
  Commercial mortgage-backed securities......................    20       8
  Residential mortgage-backed securities.....................    16       9
  Asset-backed securities....................................    15      11
  Foreign corporate securities...............................     9       9
  Other......................................................     5       1
                                                                ---     ---
     Total...................................................   100%    100%
                                                                ===     ===
INDUSTRY:
  Mortgage-backed............................................    36%     17%
  Finance....................................................    19      38
  Asset-backed...............................................    15      11
  Utility....................................................    10       9
  Consumer...................................................     7       1
  Industrial.................................................     4      22
  Other......................................................     9       2
                                                                ---     ---
     Total...................................................   100%    100%
                                                                ===     ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2008   2007    2006
                                                        ----   ----   -----
                                                           (IN MILLIONS)
Fixed maturity securities.............................  $(30)  $(13)  $ (25)
Mortgage loans on real estate.........................    (5)    (1)      1
Freestanding derivatives..............................    79      4     (13)
Embedded derivatives..................................   740    249     (70)
Other.................................................    (1)    --      --
                                                        ----   ----   -----
Net investment gains (losses).........................  $783   $239   $(107)
                                                        ====   ====   =====



     See Note 6 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2008      2007      2006
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Proceeds.............................................   $1,202     $958     $1,759
                                                        ======     ====     ======
Gross investment gains...............................       15       24          7
                                                        ------     ----     ------
Gross investment losses..............................      (28)     (37)       (32)
                                                        ------     ----     ------
Writedowns
  Credit-related.....................................      (15)      --         --
  Other than credit-related(1).......................       (2)      --         --
                                                        ------     ----     ------
  Total writedowns...................................      (17)      --         --
                                                        ------     ----     ------
Net investment gains (losses)........................   $  (30)    $(13)    $  (25)
                                                        ======     ====     ======



--------

   (1) Other-than credit-related writedowns include fixed maturity securities where an interest-rate related writedown was taken.

     There were no proceeds from the sale or disposal of equity securities for the years ended December 31, 2008 and 2007. There was $1 million in proceeds from the sale or disposal of equity securities for the year ended December 31, 2006.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $17 million for the year ended December 31, 2008. Overall, of the $17 million of fixed maturity securities writedowns in 2008; $14 million were on financial services industry securities holdings; $1 million on communication industry holdings; and $2 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline. There were no writedowns recorded during 2007 and 2006 for other-than-temporarily impaired fixed maturity securities.

     There were no writedowns on equity securities during 2008, 2007 and 2006.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                        2008      2007      2006
                                                       -----     -----     -----
                                                             (IN MILLIONS)
Fixed maturity securities............................   $268      $251      $244
Equity securities....................................      1         1        --
Mortgage loans on real estate........................     23        29        32
Policy loans.........................................      2         3         2
Other limited partnership interests..................    (23)       (3)        1
Cash, cash equivalents and short-term investments....      9        14        13
                                                        ----      ----      ----
Total investment income..............................    280       295       292
Less: Investment expenses............................     27        51        50
                                                        ----      ----      ----
Net investment income................................   $253      $244      $242
                                                        ====      ====      ====



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $23 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets.

     Affiliated investment expenses, included in the table above, were $2 million for each of the years ended December 31, 2008, 2007 and 2006. See
"-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $636 million and $881 million and an estimated fair value of $750 million and $893 million were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $772 million and $917 million at December 31, 2008 and 2007, respectively. Of this $772 million of cash collateral at December 31, 2008, $199 million was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $437 million and $136 million, respectively, were due within 30 days and 60 days. Of the $190 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $89 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage -- backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $687 million at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Security collateral of $15 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008, may not be sold or repledged and is not reflected in the financial statements. There was no security collateral on deposit at December 31, 2007.

  ASSETS ON DEPOSIT AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $7 million and $6 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 3.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................   $240       63%     $286       70%
Agricultural mortgage loans...................    140       37       121       30
                                                 ----      ---      ----      ---
  Total.......................................    380      100%      407      100%
                                                 ====      ===      ====      ===
Less: Valuation allowances....................      4                  2
                                                 ----               ----
  Total mortgage loans on real estate.........   $376               $405
                                                 ====               ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2008, 29%, 11% and 7% of the value of the Company's mortgage loans on real estate were located in California, Rhode Island and Georgia, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Balance at January 1,.................................   $ 2       $ 1       $ 2
Additions.............................................     5         2        --
Deductions............................................    (3)       (1)       (1)
                                                         ---       ---       ---
Balance at December 31,...............................   $ 4       $ 2       $ 1
                                                         ===       ===       ===



     The Company had no impaired mortgage loans at December 31, 2008. The Company had $18 million of impaired mortgage loans, net of $1 million of valuation allowances, at December 31, 2007. The average investment on impaired mortgage loans was $9 million and $4 million for the years ended December 31, 2008 and 2007, respectively. There was no interest income on impaired mortgage loans for the year ended December 31, 2008. Interest income on impaired mortgage loans was $1 million for the year ended December 31, 2007. There were no investments in impaired mortgage loans for the year ended December 31, 2006.

     There was no investment in restructured loans at December 31, 2008 and 2007.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     There were no mortgage loans with scheduled payments of 90 days or more past due on which interest is still accruing at both December 31, 2008 and 2007. There were no mortgage loans on which interest no longer accrued at both December 31, 2008 and 2007. There were no mortgage loans in foreclosure at both December 31, 2008 and 2007.

  REAL ESTATE JOINT VENTURES

     Real estate joint ventures held-for-investment were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $21      72.4%     $ 8      61.5%
Real estate investment funds..................      6      20.7        2      15.4
Retail........................................      2       6.9        3      23.1
                                                  ---      ----      ---      ----
  Total real estate joint ventures............    $29       100%     $13       100%
                                                  ===      ====      ===      ====



     The Company's real estate joint ventures are located in the United States. At December 31, 2008, 76% and 3% of the Company's real estate joint ventures were located in California and Florida, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $271 million and $200 million at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 were $71 million and $86 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007, and 2006, net investment income (loss) from other limited partnership interests was ($23) million, ($3) million and $1 million and included ($21) million, ($4) million and $1 million, respectively, related to hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $20 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................    $125      96.9%     $26     100.0%
Tax credit partnerships.......................       4       3.1       --        --
                                                  ----     -----      ---     -----
  Total.......................................    $129     100.0%     $26     100.0%
                                                  ====     =====      ===     =====



     See Note 3 regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                                DECEMBER 31, 2008
                                                             -----------------------
                                                                           MAXIMUM
                                                              CARRYING   EXPOSURE TO
                                                             AMOUNT(1)     LOSS(2)
                                                             ---------   -----------
                                                                  (IN MILLIONS)
     Fixed maturity securities, available-for-sale: (3)
       Foreign corporate securities........................     $ 22         $ 22
     Other limited partnership interests (4)...............      168          288
                                                                ----         ----
       Total...............................................     $190         $310
                                                                ====         ====



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

     As discussed in Note 9, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $1,562 million and $480 million, respectively, of its total invested assets in the Metropolitan Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments. Net investment income from these invested assets was $8 million, $12 million and $9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the year ended December 31, 2008. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2007 and 2006 are as follows:

                                                                      YEARS ENDED
                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2007      2006
                                                                    ----      ----
                                                                     (IN MILLIONS)
     Estimated fair value of assets transferred to affiliates.....  $265       $65
     Amortized cost of assets transferred to affiliates...........  $265       $66
     Net investment gains (losses) recognized on transfers........  $ --       $(1)
     Estimated fair value of assets transferred from affiliates...  $255       $43

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Interest rate swaps.............   $   --     $ --        $--        $   10      $--        $--
Interest rate floors............    2,000      114         --         2,000       26         --
Interest rate caps..............       --       --         --         1,000       --         --
Financial futures...............      100        2         --           150       --          2
Foreign currency swaps..........       40        9          2            26       --          5
Financial forwards..............       --       --         --            20       --         --
Credit default swaps............       62       --          1            48       --         --
                                   ------     ----        ---        ------      ---        ---
  Total.........................   $2,202     $125        $ 3        $3,254      $26        $ 7
                                   ======     ====        ===        ======      ===        ===



     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                       REMAINING LIFE
                           ----------------------------------------------------------------------
                           ONE YEAR     AFTER ONE YEAR      AFTER FIVE YEARS     AFTER
                            OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   TEN YEARS    TOTAL
                           --------   ------------------   -----------------   ---------   ------
                                                        (IN MILLIONS)
Interest rate swaps......    $ --             $--                $   --           $--      $   --
Interest rate floors.....      --              --                 2,000            --       2,000
Interest rate caps.......      --              --                    --            --          --
Financial futures........     100              --                    --            --         100
Foreign currency swaps...      --              13                     3            24          40
Financial forwards.......      --              --                    --            --          --
Credit default swaps.....      --              40                    22            --          62
                             ----             ---                ------           ---      ------
  Total..................    $100             $53                $2,025           $24      $2,202
                             ====             ===                ======           ===      ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $   --     $ --        $--        $    4      $--        $--
Cash flow.......................        4        1         --             4       --         --
Non-qualifying..................    2,198      124          3         3,246       26          7
                                   ------     ----        ---        ------      ---        ---
  Total.........................   $2,202     $125        $ 3        $3,254      $26        $ 7
                                   ======     ====        ===        ======      ===        ===



     The Company recognized insignificant net investment income from qualifying hedge settlement payments for the years ended December 31, 2008, 2007 and 2006.

     The Company recognized insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the year ended December 31, 2008. The Company recognized $1 million of net investment losses from non-qualifying hedge settlement payments for both the years ended December 31, 2007 and 2006.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2008, 2007 and 2006. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2008, 2007 and 2006.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company utilizes foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments. The Company designates and accounts for these foreign currency swaps as cash flow hedges when they have met the requirements of SFAS 133.

     For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2008, 2007 and 2006, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007 and 2006.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2008   2007   2006
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January 1,..   $(3)   $(2)   $(3)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges....     1     (1)     2
Amounts reclassified to net investment gains (losses)....    --     --     (1)
                                                            ---    ---    ---
Other comprehensive income (loss) balance at December
  31,....................................................   $(2)   $(3)   $(2)
                                                            ===    ===    ===



     At December 31, 2008, an insignificant portion of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge its exposure to adverse movements in credit; (iv) credit default swaps to synthetically create investments; (v) equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; and (vi) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2008   2007   2006
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives...........................................   $79    $5    $(12)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include variable annuities with guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation, and certain guaranteed minimum income riders and ceded reinsurance written on a funds withheld basis.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             ------   ----
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
Ceded guaranteed minimum benefit riders....................  $2,038   $376
Call options in equity securities..........................      (4)    --
                                                             ------   ----
Net embedded derivatives within asset host contracts.......  $2,034   $376
                                                             ======   ====
Net embedded derivatives within liability host contracts:
Direct guaranteed minimum benefit riders...................  $1,102   $201
Other......................................................     (27)    --
                                                             ------   ----
Net embedded derivatives within liability host contracts...  $1,075   $201
                                                             ======   ====



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)(1),(2)...................  $740   $249   $(70)


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $585 million in connection with this adjustment.

   (2) See Note 6 for discussion of affiliated net investment gains (losses) included in the table above.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 12 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $116 million and $11 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets.

     The Company has exchange-traded futures which require the pledging of collateral. At December 31, 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2007, the Company pledged securities collateral for exchange-traded futures of $3 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31,

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


2008 the Company provided cash collateral for exchange-traded futures of $2 million which is included in premiums and other receivables. At December 31, 2007, the Company did not provide any cash collateral.

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $32 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid an insignificant amount to terminate all of these contracts.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                             DECEMBER 31, 2008
                                         ---------------------------------------------------------
RATING AGENCY DESIGNATION OF              FAIR VALUE OF      MAXIMUM AMOUNT OF         WEIGHTED
REFERENCED                               CREDIT DEFAULT    FUTURE PAYMENTS UNDER     AVERAGE YEARS
CREDIT OBLIGATIONS(1)                         SWAPS       CREDIT DEFAULT SWAPS(2)   TO MATURITY(3)
----------------------------             --------------   -----------------------   --------------
                                                               (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate)......................         $--                  $ 3                   5.0
  Credit default swaps referencing
     indices..........................          --                   29                   4.0
                                               ---                  ---
     Subtotal.........................          --                   32                   4.1
Baa
  Single name credit default swaps
     (corporate)......................          --                   --                    --
  Credit default swaps referencing
     indices..........................          --                   --                    --
                                               ---                  ---
     Subtotal.........................          --                   --                    --
Ba
  Single name credit default swaps
     (corporate)......................          --                   --                    --
  Credit default swaps referencing
     indices..........................          --                   --                    --
                                               ---                  ---
     Subtotal.........................          --                   --                    --
B
  Single name credit default swaps
     (corporate)......................          --                   --                    --
  Credit default swaps referencing
     indices..........................          --                   --                    --
                                               ---                  ---
     Subtotal.........................          --                   --                    --
Caa and lower
  Single name credit default swaps
     (corporate)......................          --                   --                    --
  Credit default swaps referencing
     indices..........................          --                   --                    --
                                               ---                  ---
     Subtotal.........................          --                   --                    --
In or near default
  Single name credit default swaps
     (corporate)......................          --                   --                    --
  Credit default swaps referencing
     indices..........................          --                   --                    --
                                               ---                  ---
     Subtotal.........................          --                   --                    --
                                               ---                  ---
                                               $--                  $32                   4.1
                                               ===                  ===


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then the MetLife rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

4.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2006....................................      $1,200
  Capitalizations.............................................         472
                                                                    ------
     Subtotal.................................................       1,672
                                                                    ------
  Less: Amortization related to:
     Net investment gains (losses)............................         (34)
     Other expenses...........................................         181
                                                                    ------
       Total amortization.....................................         147
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (8)
                                                                    ------
Balance at December 31, 2006..................................       1,533
  Capitalizations.............................................         556
                                                                    ------
     Subtotal.................................................       2,089
                                                                    ------
  Less: Amortization related to:
     Net investment gains (losses)............................          77
     Other expenses...........................................         212
                                                                    ------
       Total amortization.....................................         289
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (6)
                                                                    ------
Balance at December 31, 2007..................................       1,806
  Capitalizations.............................................         717
                                                                    ------
     Subtotal.................................................       2,523
                                                                    ------
  Less: Amortization related to:
     Net investment gains (losses)............................         115
     Other expenses...........................................         394
                                                                    ------
       Total amortization.....................................         509
                                                                    ------
  Less: Unrealized investment gains (losses)..................         (68)
                                                                    ------
Balance at December 31, 2008..................................      $2,082
                                                                    ======



     Amortization of DAC is attributed to investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC that would have been amortized if such gains and losses had been recognized.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC by reporting unit is as follows:

                                                                   DECEMBER 31,
                                                                 ---------------
                                                                  2008     2007
                                                                 ------   ------
                                                                  (IN MILLIONS)
     Traditional life..........................................  $  160   $   99
     Variable & universal life.................................     730      574
     Annuities.................................................   1,192    1,133
                                                                 ------   ------
       Total...................................................  $2,082   $1,806
                                                                 ======   ======



5.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                             FUTURE       POLICYHOLDER         OTHER
                                             POLICY         ACCOUNT         POLICYHOLDER
                                            BENEFITS        BALANCES           FUNDS
                                          -----------   ---------------   ---------------
                                          2008   2007    2008     2007     2008     2007
                                          ----   ----   ------   ------   ------   ------
                                                           (IN MILLIONS)
     Traditional life...................  $217   $140   $   --   $   --   $   23   $   12
     Variable & universal life..........   106     40    1,149      695    1,643    1,362
     Annuities..........................   567    264    7,557    4,794       --       --
                                          ----   ----   ------   ------   ------   ------
       Total............................  $890   $444   $8,706   $5,489   $1,666   $1,374
                                          ====   ====   ======   ======   ======   ======



     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $25 million and $29 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $0 and $97 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were $1.5 billion and $1.3 billion at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the VODA, which is reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2008      2007      2006
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
     Balance at January 1,................................  $164      $166      $ --
     Contribution of VODA from MetLife....................    --        --       167
     Amortization.........................................    (4)       (2)       (1)
                                                            ----      ----      ----
     Balance at December 31,..............................  $160      $164      $166
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $5 million in 2009, $7 million in 2010, $8 million in 2011, $10 million in 2012 and $11 million in 2013.

     On September 30, 2006, the Company received a capital contribution from MetLife in the form of intangible assets related to VODA of $167 million, for which the Company receives the benefit. The VODA originated through MetLife's acquisition of Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively,

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


"Travelers"). The VODA reflects the estimated fair value of the Citigroup/Travelers distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the VODA is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the VODA. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value the VODA.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................  $355      $276      $191
Capitalization.......................................   106       112       108
Amortization.........................................   (83)      (33)      (23)
                                                       ----      ----      ----
Balance at December 31,..............................  $378      $355      $276
                                                       ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $18.5 billion and $23.8 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $469 million, $423 million and $288 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                     DECEMBER 31,
                                           ---------------------------------------------------------------
                                                        2008                             2007
                                           ------------------------------   ------------------------------
                                               IN THE             AT            IN THE             AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                    (IN MILLIONS)
ANNUITY CONTRACTS(1)
  RETURN OF NET DEPOSITS
     Separate account value.............      $   9,721             N/A        $  11,337             N/A
     Net amount at risk(2)..............      $   2,813(3)          N/A        $      33(3)          N/A
     Average attained age of
       contractholders..................       62 years             N/A         62 years             N/A
  ANNIVERSARY CONTRACT VALUE OR MINIMUM
     RETURN
     Separate account value.............      $  10,095       $  13,217        $  12,796       $  16,143
     Net amount at risk(2)..............      $   4,044(3)    $   6,323(4)     $     269(3)    $     245(4)
     Average attained age of
       contractholders..................       63 years        61 years         62 years        61 years



                                                              DECEMBER 31,
                                                        -----------------------
                                                           2008         2007
                                                        ----------   ----------
                                                         SECONDARY    SECONDARY
                                                        GUARANTEES   GUARANTEES
                                                        ----------   ----------
                                                             (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
  Account value (general and separate account)........   $     795    $     449
  Net amount at risk(2)...............................   $  18,728(3) $  10,224(3)
  Average attained age of policyholders...............    54 years     57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                    ANNUITY      VARIABLE LIFE
                                                   CONTRACTS       CONTRACTS
                                                 -------------   -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2006.....................       $ --            $ 3         $  3
Incurred guaranteed benefits...................         --              6            6
Paid guaranteed benefits.......................         --             --           --
                                                      ----            ---         ----
Balance at December 31, 2006...................         --              9            9
                                                      ----            ---         ----
Incurred guaranteed benefits...................         28             19           47
Paid guaranteed benefits.......................         --             --           --
                                                      ----            ---         ----
Balance at December 31, 2007...................         28             28           56
                                                      ----            ---         ----
Incurred guaranteed benefits...................        121             24          145
Paid guaranteed benefits.......................         --             --           --
                                                      ----            ---         ----
Balance at December 31, 2008...................       $149            $52         $201
                                                      ====            ===         ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $145 million, $45 million and $38 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $11,222   $20,429
  Balanced..............................................    4,875       605
  Money Market..........................................      712       301
  Bond..................................................      611       624
  Specialty.............................................       99       144
                                                          -------   -------
     Total..............................................  $17,519   $22,103
                                                          =======   =======



6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2004, the Company reinsured up to 75% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits for most new individual life insurance policies and for certain individual life policies the Company reinsures up to 90% of the mortality risk. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company reinsures 90% of its new production of fixed annuities to an affiliated reinsurer. The Company reinsures 100% of the living and death benefit riders associated with variable annuities issued since 2001 to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on the rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     In addition to reinsuring mortality risk, as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

     The amounts in the statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                        2008      2007      2006
                                                       -----     -----     -----
                                                             (IN MILLIONS)
PREMIUMS:
  Direct premiums....................................  $ 259     $ 188     $  87
  Reinsurance assumed................................     15        17        20
  Reinsurance ceded..................................   (130)      (51)      (18)
                                                       -----     -----     -----
     Net premiums....................................  $ 144     $ 154     $  89
                                                       =====     =====     =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees.....................................  $ 746     $ 627     $ 406
  Reinsurance assumed................................    196       119       120
  Reinsurance ceded..................................   (308)     (178)     (109)
                                                       -----     -----     -----
     Net universal life and investment-type product
       policy fees...................................  $ 634     $ 568     $ 417
                                                       =====     =====     =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims............  $ 677     $ 267     $ 116
  Reinsurance assumed................................     19        18        11
  Reinsurance ceded..................................   (312)      (93)      (40)
                                                       -----     -----     -----
     Net policyholder benefits and claims............  $ 384     $ 192     $  87
                                                       =====     =====     =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
  Deposit recoverables....................................  $   98   $   73
  Future policy benefit recoverables......................      75       49
  Claim recoverables......................................      14       --
  All other recoverables..................................       1        1
                                                            ------   ------
     Total................................................  $  188   $  123
                                                            ======   ======
AFFILIATED RECOVERABLES:
  Deposit recoverables....................................  $3,018   $1,885
  Future policy benefit recoverables......................   2,961      779
  Claim recoverables......................................      11        6
  All other recoverables..................................     197       19
                                                            ------   ------
     Total................................................  $6,187   $2,689
                                                            ======   ======



     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with funds withheld accounts. At December 31, 2008, the Company has $98 million of unaffiliated recoverable balances secured by funds withheld accounts. All of the affiliated reinsurance recoverable balances are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $137 million, or 73%, of its total unaffiliated reinsurance recoverable balance of $188 million at December 31, 2008. Of these reinsurance recoverable balances, $98 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $114 million and $77 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $2.5 billion and $1.6 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Exeter Reassurance Company, Ltd. ("Exeter"), General American Life Insurance Company ("GALIC"), and MetLife Reinsurance Company of Vermont ("MRV"). The Company had reinsurance agreements with Mitsui Sumitomo MetLife Insurance Co., Ltd., an affiliate; however, effective December 31, 2008, this arrangement was modified via a novation as explained in detail below. The Company also has reinsurance agreements with Reinsurance Group of America, Incorporated, ("RGA"), a former affiliate, which was split-off from MetLife. in September 2008. The table below includes amounts related to transactions with RGA through the date of the split-off.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2008   2007   2006
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Assumed premiums........................................  $ 15   $ 17    $20
Assumed fees, included in universal life and investment-
  type product policy fees..............................  $196   $119    $96
Assumed benefits, included in policyholder benefits and
  claims................................................  $ 19   $ 18    $11
Assumed benefits, included in interest credited to
  policyholder account balances.........................  $ 57   $ 53    $49
Assumed acquisition costs, included in other expenses...  $ 97   $ 39    $58
Ceded premiums..........................................  $117   $ 43    $12
Ceded fees, included in universal life and investment-
  type product policy fees..............................  $312   $161    $80
Amortization of unearned revenue associated with
  experience refund, included in universal life and
  investment-type product policy fees...................  $ 38   $ --    $--
Income from deposit contracts, included in other
  revenues..............................................  $ 83   $ 85    $68
Ceded benefits, included in policyholder benefits and
  claims................................................  $264   $ 74    $32
Ceded benefits, included in interest credited to
  policyholder account balances.........................  $ 22   $ --    $--
Interest costs on ceded reinsurance, included in other
  expenses..............................................  $ 15   $(19)   $33


     The Company had assumed, under a reinsurance contract, risks related to guaranteed minimum benefit riders issued in connection with certain variable annuity products from a joint venture owned by an affiliate of the Company. These risks were retroceded in full to another affiliate under a retrocessional agreement resulting in no impact on net investment gains (losses). Effective December 31, 2008, the retrocession was recaptured by the Company and a novation agreement was executed whereby, the affiliated retrocessionaire assumed the business directly from the joint venture. As a result of this recapture and the related novation, the Company no longer assumes from the joint venture or cedes to the affiliate any risks related to these guaranteed minimum benefit riders. Upon the recapture and simultaneous novation, the embedded derivative asset of approximately $626 million associated with the retrocession was settled by transferring the embedded derivative liability associated with the assumption from the joint venture to the new reinsurer. As per the terms of the recapture and novation agreement, the amounts were offset resulting in no net gain or loss.

     The embedded derivatives assumed are included within policyholder account balances and were liabilities of $97 million at December 31, 2007. For the years ended December 31, 2008, 2007 and 2006 net investment gains (losses) included $170 million, ($113) million, and $57 million, respectively, in changes in fair value of such embedded derivatives. The embedded derivatives associated with the retrocession are included within premiums and other receivables at December 31, 2007. The assumption was offset by the retrocession resulting in no net impact on net investment gains (losses).

     The Company has also ceded risks to another affiliate related to guaranteed minimum benefit riders written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $2,038 million and $279 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006 net investment gains (losses) included $1,759 million, $363 million and ($101) million, respectively, in changes in fair value of such embedded derivatives.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Effective December 20, 2007, the Company recaptured two ceded blocks of business (the "Recaptured Business") from Exeter. The Recaptured Business consisted of two blocks of universal life secondary guarantee risk, one assumed from GALIC, and the other written by the Company. As a result of the recapture, the Company received $258 million of assets from Exeter, reduced receivables from affiliates, included in premiums and other receivables, by $112 million and reduced other assets by $124 million. The recapture resulted in a pre-tax gain of $22 million for the year ended December 31, 2007. Concurrent with the recapture, the same business was ceded to MRV. The cession does not transfer risk to MRV and is therefore accounted for under the deposit method. The Company transferred $258 million of assets to MRV as a result of this cession, and recorded a receivable from affiliates, included in premiums and other receivables, of $258 million at December 31, 2007.

     Effective December 31, 2007, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 90% coinsurance funds withheld basis. This agreement covered certain term and certain universal life policies issued in 2007 and 2008 by the Company. This agreement transfers risk to MRV, and therefore, is accounted for as reinsurance. As a result of the agreement, DAC decreased $136 million, affiliated reinsurance recoverables, included in premiums and other receivables, increased $326 million, the Company recorded a funds withheld liability for $223 million, included in other liabilities, and unearned revenue, included in other policyholder funds, was reduced by $33 million at December 31, 2007. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $27 million at December 31, 2008. The change in fair value of the embedded derivative, included in net investment gains (losses), was $27 million for the year ended December 31, 2008. The reinsurance agreement also includes an experience refund provision whereby some or all of the profits on the underlying reinsurance agreement are returned to the Company from MRV during the first several years of the reinsurance agreement. During 2008, the experience refund reduced the funds withheld by the Company from MRV by $259 million and are considered unearned revenue and amortized over the life of the contract using the same assumption basis as the deferred acquisition cost in the underlying policies. During 2008, the amortization of the unearned revenue associated with the experience refund was $38 million and is included in universal life and investment-type product policy fees in the statement of income. At December 31, 2008 the unearned revenue relating to the experience refund was $221 million and is included in other policy holder funds in the balance sheet.

7.  LONG-TERM DEBT -- AFFILIATED

     At December 31, 2008, the Company had no outstanding long-term debt.

     At December 31, 2007, MetLife was the holder of a surplus note issued by the Company in the amount of $400 million with a fixed interest rate of 7.349% and due in 2035. At December 31, 2007, MLIG was the holder of two surplus notes issued by the Company in the amounts of $25 million and $10 million, with fixed interest rates of 5.0% and LIBOR plus 0.75%, respectively. These surplus notes could be redeemed in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Commissioner of Insurance (the "Delaware Commissioner"). In June 2008, the Company, with prior approval of the Delaware Commissioner, repaid each of these surplus notes totaling $435 million with total accrued interest of $5 million to the respective holder.

     Interest expense related to the Company's indebtedness, included in other expenses, was $13 million, $31 million and $31 million for the years ended December 31, 2008, 2007 and 2006, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  INCOME TAXES

     The provision for income tax is as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2008   2007   2006
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $(131)  $ 20   $(90)
  State and local......................................     --     (1)    --
                                                         -----   ----   ----
  Subtotal.............................................   (131)    19    (90)
                                                         -----   ----   ----
Deferred:
  Federal..............................................    280     85     95
  State and local......................................     --     --     (2)
                                                         -----   ----   ----
  Subtotal.............................................    280     85     93
                                                         -----   ----   ----
Provision for income tax...............................  $ 149   $104   $  3
                                                         =====   ====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...................  $174   $129   $ 22
Tax effect of:
  Tax-exempt investment income.........................   (21)   (19)   (13)
  Prior year tax.......................................    (2)     1     (5)
  State tax, net of federal benefit....................    --     --     (1)
  Assignment fee.......................................    --     (6)    --
  Other, net...........................................    (2)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $149   $104   $  3
                                                         ====   ====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              -------------
                                                              2008     2007
                                                              ----     ----
                                                              (IN MILLIONS)
Deferred income tax assets:
  Net unrealized investment losses..........................  $148     $  5
  Loss and credit carryforwards.............................    88        6
  Policyholder liabilities and receivables..................    --      220
  Other.....................................................     2       --
                                                              ----     ----
                                                               238      231
                                                              ----     ----
Deferred income tax liabilities:
  DAC.......................................................   617      549
  Policyholder liabilities and receivables..................    64       --
  Investments, including derivatives........................    21        9
                                                              ----     ----
                                                               702      558
                                                              ----     ----
Net deferred income tax liability...........................  $464     $327
                                                              ====     ====



     The Company has net operating loss carryovers of $171 million at December 31, 2008 which will begin expiring in 2023. The Company has capital loss carryovers of $57 million at December 31, 2008 which will begin expiring in 2011. The Company has tax credit carryovers of $8 million at December 31, 2008 which begin expiring in 2017.

     The Company has not recorded a valuation allowance against the deferred tax asset of $148 million recognized in connection with unrealized losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $21 million and $19 million, respectively, related to the separate account DRD.

     The Company joined MICC's includable affiliates in filing a consolidated federal income tax return beginning October 11, 2006. Prior to this date the Company joined MetLife's includable affiliates in filing a consolidated federal income tax return. The consolidating companies have executed tax allocation agreements. Under these agreements, current federal income tax expense (benefit) is computed on a separate return basis and the agreements provide that members shall make payments or receive reimbursements to the extent that their income
(loss) contributes to or reduces federal tax expense. Pursuant to these tax allocation agreements, the amounts due from affiliates include $137 million and $17 million from MICC for 2008 and 2007, respectively, and $90 million from MICC and $34 million from MetLife, respectively, for 2006.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     All years through and including 2002 are closed and no longer subject to IRS audit. The years 2003 and forward are open and subject to audit. The Company believes that any adjustments that might be required for the open years will not have a material effect on the Company's financial statements.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006. At both December 31, 2008 and 2007, the Company maintained a liability of $1 million. The related asset for premium tax offsets was $1 million at both December 31, 2008 and 2007, for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers. At both December 31, 2008 and 2007, the Company maintained an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $452 million and $291 million at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3 million and $8 million at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $12 million and $1 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liability at December 31, 2008 and 2007 for indemnities, guarantees and commitments was insignificant.

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $32 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid an insignificant amount to terminate all of these contracts.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     See Note 3 for disclosures related to credit default swap obligations.

10.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received cash contributions of $985 million, $250 million and $150 million from MICC during the years ended December 31, 2008, 2007 and 2006, respectively. On February 18, 2009, the Company received a cash contribution of $25 million from MICC. On March 30, 2009, the Company received an additional cash contribution of $550 million from MICC.

     On September 30, 2006, the Company received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in
Note 5.

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Delaware Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Delaware. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance transactions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     The Company, domiciled in Delaware, applied to its state insurance regulator and was permitted to admit the lesser of the amount of deferred tax asset expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. The NAIC statutory accounting principles currently admit the lesser of the amount of deferred tax asset expected to be realized within one year of the balance sheet date or 10% of the statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. As a result of the relief, the Company's minimum statutory capital requirement was reduced by $17 million as of December 31, 2008.

     Statutory net loss of the Company, a Delaware domiciled insurer, was $482 million, $1.1 billion and $116 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $761 million and $584 million at December 31, 2008 and 2007, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     Under Delaware State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). The Company will be permitted to pay a cash dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Company did not pay dividends for the years ended December 31, 2008, 2007 and 2006. Because the Company's statutory unassigned funds surplus is negative, the Company cannot pay any dividends without prior approval of the Delaware Commissioner in 2009.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2008   2007   2006
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year.............................................  $(494)  $(27)  $(43)
Income tax effect of holding gains (losses)............    173      9     15
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income.......................................     28     12     24
  Amortization of premiums and accretion of discounts
     associated with investments.......................    (11)    (2)    (1)
  Income tax effect....................................     (6)    (3)    (8)
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts...............     68      6     86
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts...............    (24)    (2)   (30)
                                                         -----   ----   ----
Other comprehensive income (loss)......................  $(266)  $ (7)  $ 43
                                                         =====   ====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

11.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                        2008      2007      2006
                                                       -----     -----     -----
                                                             (IN MILLIONS)
Compensation.........................................  $  74     $  66     $  46
Commissions..........................................    546       432       418
Affiliated interest expense on debt..................     13        31        31
Amortization of DAC..................................    509       289       147
Capitalization of DAC................................   (717)     (556)     (472)
Insurance tax........................................     24        20        12
Other................................................    363       255       176
                                                       -----     -----     -----
  Total other expenses...............................  $ 812     $ 537     $ 358
                                                       =====     =====     =====



  AMORTIZATION AND CAPITALIZATION OF DAC

     See Note 4 for a rollforward of deferred acquisition costs including impacts of amortization and capitalization.

  AFFILIATED EXPENSES

     For the years ended December 31, 2008, 2007 and 2006, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 6, 7 and 13 for discussion of affiliated expenses included in the table above.

12.  FAIR VALUE

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
DECEMBER 31, 2007                                            (IN MILLIONS)
ASSETS:
  Fixed maturity securities......................              $4,328      $4,328
  Equity securities..............................              $   10      $   10
  Mortgage loans on real estate..................              $  405      $  413
  Policy loans...................................              $   39      $   39
  Short-term investments.........................              $  483      $  483
  Cash and cash equivalents......................              $   91      $   91
  Accrued investment income......................              $   54      $   54
LIABILITIES:
  Policyholder account balances(1)...............              $4,794      $4,630
  Long-term debt -- affiliated...................              $  435      $  409
  Payables for collateral under securities loaned
     and other transactions......................              $  928      $  928
COMMITMENTS:(2)
  Mortgage loan commitments......................     $8       $   --      $   (1)
  Commitments to fund private corporate bond
     investments.................................     $1       $   --      $   --


--------

   (1) Carrying values presented herein differ from those presented on the balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments-- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund private corporate bond investments, the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Affiliated Long-term Debt -- The estimated fair value of affiliated long-term debt is determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, interest rate, credit default and foreign currency swaps, interest rate caps and floors, are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
DECEMBER 31, 2008                                            (IN MILLIONS)
ASSETS:
  Fixed maturity securities......................              $ 4,325     $ 4,325
  Equity securities..............................              $     7     $     7
  Mortgage loans on real estate..................              $   376     $   373
  Policy loans...................................              $    41     $    42
  Real estate joint ventures held for
     investment(1)...............................              $     6     $     5
  Other limited partnership interests(1).........              $    11     $    11
  Short-term investments.........................              $ 1,581     $ 1,581
  Other invested assets(2).......................   $2,146     $   125     $   125
  Cash and cash equivalents......................              $   525     $   525
  Accrued investment income......................              $    54     $    54
  Premiums and other receivables(1)..............              $ 3,118     $ 2,742
  Net embedded derivatives within asset host
     contracts(3)................................              $ 2,038     $ 2,038
  Separate account assets........................              $18,517     $18,517
LIABILITIES:
  Policyholder account balances(1)...............              $ 5,142     $ 4,403
  Payables for collateral under securities loaned
     and other transactions......................              $   888     $   888
  Other liabilities:(1)..........................
     Derivative liabilities......................   $   56     $     3     $     3
     Other.......................................              $    98     $    98
  Separate account liabilities(1)................              $   892     $   892
  Net embedded derivatives within liability host
     contracts(3)................................              $ 1,075     $ 1,075
COMMITMENTS:(4)
  Mortgage loan commitments......................   $    3     $    --     $    (1)
  Commitments to fund private corporate bond
     investments.................................   $   12     $    --     $    --

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Carrying values presented herein differ from those presented on the balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Other invested assets is comprised of freestanding derivatives with positive estimated fair values.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($4) million.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are primarily carried at amortized cost within the financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures Held-for-Investment and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures held-for-investment included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the balance sheet represents investments in real estate joint ventures held-for-investment and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures held-for-investment accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the balance sheet is principally comprised of freestanding derivatives with positive estimated fair values -- which are more fully described in the respectively labeled section which follows -- and investments in tax credit partnerships. Investments in tax credit partnerships are not financial instruments subject to fair value disclosure and have been excluded from the preceding table.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheet in accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts are comprised of actively traded mutual funds. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the financial statements but excluded from this caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's claims paying ability.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the balance sheet is principally comprised of freestanding derivatives with negative fair value; taxes payable; obligations for employee-related benefits; funds withheld under ceded reinsurance contracts and, when applicable, their associated embedded derivatives; and general operating accruals and payables.

     The estimated fair values of derivatives -- with positive and negative estimated fair values - and embedded derivatives within asset and liability host contracts are described in the respectively labeled sections which follow.

     The remaining other amounts included in the table above consist of funds withheld under reinsurance contracts that are recognized using the deposit method of accounting, which satisfy the definition of financial instruments

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


subject to disclosure. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under Institutional retirement and savings products.

     Separate account liabilities -- whether related to investment or insurance contracts -- are recognized in the balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct, and ceded variable annuity riders and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

     The Company had assumed risks related to guaranteed minimum benefit riders from an affiliated joint venture under a reinsurance contract. These risks were fully retroceded to the same affiliated reinsurance company.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Effective December 31, 2008, this arrangement was modified via a novation to the affiliate that served as retrocessionaire. As a result of this novation, the Company is no longer assuming or ceding any liabilities related to this block of business.

     The estimated fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in ''-- Fixed Maturity and Equity Securities", and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                               DECEMBER 31, 2008
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........        $    --              $1,466           $   65        $ 1,531
  Residential mortgage-backed
     securities.....................             --                 904                2            906
  U.S. Treasury/agency securities...            365                 224               --            589
  Foreign corporate securities......             --                 372               48            420
  Commercial mortgage-backed
     securities.....................             --                 405               --            405
  Asset-backed securities...........             --                 270               49            319
  Foreign government securities.....             --                  82               --             82
  State and political subdivision
     securities.....................             --                  73               --             73
                                            -------              ------           ------        -------
     Total fixed maturity
       securities...................            365               3,796              164          4,325
                                            -------              ------           ------        -------
Equity securities:
  Non-redeemable preferred stock....             --                  --                7              7
                                            -------              ------           ------        -------
     Total equity securities........             --                  --                7              7
                                            -------              ------           ------        -------
Short-term investments..............             19               1,562               --          1,581
Derivative assets(1)................              1                 124               --            125
Net embedded derivatives within
  asset host contracts(2)...........             --                  --            2,038          2,038
Separate account assets(3)..........         18,517                  --               --         18,517
                                            -------              ------           ------        -------
     Total assets...................        $18,902              $5,482           $2,209        $26,593
                                            =======              ======           ======        =======
LIABILITIES
Derivative liabilities(1)...........        $    --              $    3           $   --        $     3
Net embedded derivatives within
  liability host contracts(2).......             --                  --            1,075          1,075
                                            -------              ------           ------        -------
     Total liabilities..............        $    --              $    3           $1,075        $ 1,078
                                            =======              ======           ======        =======



--------

   (1) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the balance sheet, but are presented net for purposes of the rollforward in the following tables.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($4) million.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded interest rate futures. Separate account assets classified within this level principally include mutual funds.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include certain U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities, foreign government securities and asset-backed securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this level includes derivative instruments utilized by the Company for which the inputs used are observable, including interest rate floors, foreign currency swaps and credit default swaps.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies and primarily include: U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; and asset-backed securities -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist of non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders and embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                     FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                         -----------------------------------------------------------------------------------------------
                                                                     TOTAL
                                                              REALIZED/UNREALIZED
                                                                GAINS (LOSSES)
                                                                 INCLUDED IN:
                                                            ----------------------   PURCHASES,
                           BALANCE,    IMPACT OF   BALANCE,              OTHER         SALES,      TRANSFER IN  BALANCE,
                         DECEMBER 31,   SFAS 157  BEGINNING EARNINGS COMPREHENSIVE  ISSUANCES AND   AND/OR OUT   END OF
                             2007     ADOPTION(1) OF PERIOD  (2, 3)  INCOME (LOSS) SETTLEMENTS(4) OF LEVEL 3(5)  PERIOD
                         ------------ ----------- --------- -------- ------------- -------------- ------------- --------
                                                                  (IN MILLIONS)
Fixed maturity
  securities............     $262         $--        $262     $(13)       $(54)         $(32)          $ 1        $164
Equity securities.......        4          --           4       --          (3)           --             6           7
Net embedded
  derivatives(6)........      175          95         270      647          --            46            --         963

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. Such amount was offset by a reduction to DAC of $31 million resulting in a net impact of $64 million. This net impact of $64 million along with a $1 million reduction in the estimated fair value of Level 2 freestanding derivatives results in a total impact of adoption of SFAS 157 of $63 million.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/(losses). Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/(losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains/(losses).

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and (losses) (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                                TOTAL GAINS AND LOSSES
                                                      -----------------------------------------
                                                        CLASSIFICATION OF REALIZED/UNREALIZED
                                                                        GAINS
                                                            (LOSSES) INCLUDED IN EARNINGS
                                                      -----------------------------------------
                                                          NET               NET
                                                      INVESTMENT        INVESTMENT
                                                        INCOME        GAINS (LOSSES)      TOTAL
                                                      ----------      --------------      -----
                                                                    (IN MILLIONS)
Fixed maturity securities.........................        $--              $(13)           $(13)
Equity securities.................................         --                --              --
Net embedded derivatives..........................         --               647             647


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                         CHANGE IN UNREALIZED GAINS (LOSSES)
                                                       RELATING TO ASSETS AND LIABILITIES HELD
                                                                 AT DECEMBER 31, 2008
                                                      -----------------------------------------
                                                          NET               NET
                                                      INVESTMENT        INVESTMENT
                                                        INCOME        GAINS (LOSSES)      TOTAL
                                                      ----------      --------------      -----
                                                                    (IN MILLIONS)
Fixed maturity securities.........................        $--              $(12)           $(12)
Equity securities.................................         --                --              --
Net embedded derivatives..........................         --               649             649

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  NON-RECURRING FAIR VALUE MEASUREMENTS

     During the year ended December 31, 2008, the Company recorded impairments on certain mortgage loans using estimated fair value based on independent broker quotations, or, if the loans were in foreclosure or were otherwise determined to be collateral dependent, on the value of the underlying collateral. All such mortgage loans were sold during the year and at December 31, 2008, the Company did not have mortgage loans carried at estimated fair value. Included within net investment gains (losses) are net impairments for mortgage loans of $1 million for the year ended December 31, 2008.

13.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $133 million, $149 million and $95 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $83 million, $76 million and $62 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $152 million, $121 million and $96 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a distribution service agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged the Company $307 million, $379 million and $286 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company has entered into service agreements with MDC, in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $32 million, $36 million and $33 million, included in other revenues, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $60 million, $62 million and $45 million, included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables from affiliates of $108 million and $27 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These receivables exclude affiliated reinsurance balances discussed in Note 6. See Notes 2, 7 and 8 for additional related party transactions.

14.  SUBSEQUENT EVENTS

     See Note 10 for information regarding subsequent events.

PART C.  OTHER INFORMATION

ITEM 26. EXHIBITS




        (a)          Resolution of the Board of Directors of MetLife Investors USA effecting the establishment of MetLife Investors USA Variable Life Account A 4
        (b)          None
        (c)  (i)     Principal Underwriter's and Selling Agreement (January 1, 2001) 2
             (ii)    Amendment to Principal Underwriter's and Selling Agreement (January 1, 2002) 2
             (iii)   Form of Retail Sales Agreement 5
        (d)  (i)     Flexible Premium Variable Life Policy 8
             (ii)    Riders: Acceleration of Death Benefit Rider, Accidental
                     Death Benefit Rider, Children's Term Insurance Rider,
                     Guaranteed Minimum Death Benefit Rider, Guaranteed Survivor
                     Income Benefit Rider, Option to Purchase Additional
                     Insurance Coverage Rider, Option to Purchase Long-Term Care
                     Insurance Rider, Overloan Protection Rider, Waiver of
                     Monthly Deduction Rider, Waiver of Specified Premium Rider 8
        (e)          Enterprise Application for Policy 8
        (f)  (i)     Restated Articles of Incorporation of the Company 2
             (ii)    By-laws of the Company 2
             (iii)   Certificate of Amendment of Certificate of Incorporation
                     filed 10/01/79; Certificate of Change of Location of
                     Registered Office and/ or Registered Agent 2/8/80;
                     Certificate of Amendment of Certification on Incorporation
                     4/26/83; Certificate of Amendment of Certificate of
                     Incorporation 10/19/84; Certificate of Amendment of
                     Certificate of Incorporation 6/13/94; Certificate of
                     Amendment of Certificate of Incorporation of Security First
                     Life Insurance Company (name change to MetLife Investors
                     USA Insurance Company) 12/18/00. 2
        (g)  (i)     Reinsurance Agreement between MetLife Investors USA Insurance Company and
                     Metropolitan Life Insurance Company 1
             (ii)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd.1
        (h)  (i)     Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors,
                     LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company (8/31/07) 7
             (ii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                     Corp, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company 2
             (iii)   Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and MetLife Investors USA Insurance Company dated April 30,
                     2003 6
             (iv)    First & Second Amendments to the Participation Agreement between Met Investors
                     Series Trust and MetLife Investors USA Insurance Company
             (v)     Amendment to the Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 9
        (i)          None
        (j)          None
        (k)          Opinion and Consent of Richard C. Pearson as to the legality of the securities being registered 9


        (l)          Actuarial Consent
        (m)(i)       Calculation Exhibit (ADG)
        (m)(ii)      Calculation Exhibit (IDG)
        (n)          Consent of Independent Auditors
        (o)          None
        (p)          None
        (q)          None
        (r)          Powers of Attorney


1 Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-54464 and 811-03365) filed April 30, 2003.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed on July 15, 2004.

3 Incorporated herein by reference to Post-Effective Amendment No 14 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed October 7, 2005.

4 Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File 333-131665) filed on February 8, 2006.

5 Incorporated herein by reference to Post-Effective Amendment No.19 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464 and 811-03365) as filed on April 24, 2006.

6 Incorporated herein by reference to Post-Effective Amendment No. 1 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-125756) filed on April 24, 2006.

7 Incorporated herein by reference to Post-Effective Amendment No. 26 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464) filed on October 31, 2007.

8 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed on November 19, 2007.


9 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed April 4, 2008.




ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address                       Positions and Offices with Depositor
-------------------------------------------------------   ------------------------------------


Michael K. Farrell                                        Chairman of the Board, President, Chief Executive
10 Park Avenue                                            Officer and Director
Morristown, NJ 07962

Susan A. Buffum                                           Director
10 Park Avenue
Morristown, NJ 07962


Elizabeth M. Forget                                       Executive Vice President and Director
260 Madison Avenue
New York, NY 10016

George Foulke                                             Director
334 Madison Avenue
Convent Station, NJ 07961

Jay S. Kaduson                                            Vice President and Director
10 Park Avenue
Morristown, NJ 07962

Bennett D. Kleinberg
1300 Hall Boulevard
Bloomfield, CT 06002

Richard C. Pearson                                        Vice President, Associate General Counsel, Secretary
5 Park Plaza, Suite 1900                                  and Director
Irvine, CA 92614

Paul A. Sylvester                                         Director
10 Park Avenue
Morristown, NJ 07962

Jeffrey A. Tupper                                         Assistant Vice President and Director
5 Park Plaza, Suite 1900
Irvine, CA 92614

Kevin J. Paulson                                          Senior Vice President
4700 Westown Parkway
West des Moines, IA 50266

James J. Reilly                                           Vice President- Finance (principal financial officer)


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The Registrant is a separate account of MetLife Investors USA Insurance Company under the Delaware insurance law. MetLife Investors USA Insurance Company is a wholly-owned direct subsidiary of MetLife Insurance Company of Connecticut which is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99924% is owned by MetLife International Holdings, Inc. and 0.00076% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Australia)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  i) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      18.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      19.   Bond Trust Account A (MA)

      20.   MetLife Investments Asia Limited (Hong Kong).

      21. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      22. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)   GenAmerica Management Corporation (MO)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEX DF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      40.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      41.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      42.   MLIC Asset Holdings, LLC (DE)

      43.   85 Brood Street LLC (CT)

      44.   The Building at 575 LLC (DE)


V.    MetLife Capital Trust III (DE)

W.    MetLife Capital Trust IV (DE)


X.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


CC.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

DD.   MetLife Capital Trust X (DE)

EE.   Cova Life Management Company (DE)

FF.   MetLife Reinsurance Company of Charleston (SC)

GG.   Federal Flood Certification Corp (TX)

HH.   MetLife Planos Odontologicos Ltda. (Brazil)

II.   Metropolitan Realty Management, Inc. (DE)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

3) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered. A provision in MetLife, Inc's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (except Registrant):

Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Life Account One, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account I and Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, and Paragon Separate Account D.


     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address                     Positions and Offices with Depositor
-----------------------------------                     ------------------------------------

Michael K. Farrell ***                                  Director
Elizabeth M. Forget **                                  Executive Vice President, Investment Fund
                                                        Management & Marketing
Peter Gruppuso *****                                    Vice President, Chief Financial Officer
Paul A. LaPiana *                                       Executive Vice President, National Sales
                                                        Manager-Life
Craig W. Markham *****                                  Director
Richard C. Pearson *                                    Executive Vice President, General Counsel and
                                                        Secretary



Paul A. Sylvester *                                     President, National Sales Manager-Annuities & LTC
William J. Toppeta ****                                 Director
Edward C. Wilson *                                      Senior Vice President, Channel Head-Wirehouse


* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962


**** MetLife, 1095 Avenue of the Americas, New York, NY 10036


***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830

     (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                                                           (3)
                                   (2)               Compensation on                                     (5)
          (1)                Net Underwriting      Events Occasioning             (4)
   Name of Principal          Discounts and        the Deduction of a                                   Other
      Underwriter              Commissions         Deferred Sales Load   Brokerage Commissions      Compensation
   -----------------         ----------------      -------------------   ---------------------      ------------

MetLife Investors
Distribution Company            $19,512,206                --                     --                     --



Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:



     (a)      Registrant

     (b)      MetLife Investors USA Insurance Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (c)      MetLife Investors Distribution Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (d)      Metropolitan Life Insurance Company
              200 Park Avenue
              New York, New York 10066


ITEM 32. MANAGEMENT SERVICES

         Not applicable

ITEM 33. FEE REPRESENTATION

     MetLife Investors USA Insurance Company represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife Investors USA Insurance Company.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors USA Variable Life Account A, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Irvine, and the State of California on the 21st day of April, 2009.



                                   MetLife Investors USA Variable Life Account A

                                   By:  MetLife Investors USA Insurance Company


                                   By: /s/ Richard C. Pearson
                                   ---------------------------------------------
                                           Richard  C. Pearson
                                           Vice President and Associate General
                                           Counsel

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors USA Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Irvine, and the State of California on the 21st day of April, 2009.


                                MetLife Investors USA Insurance Company


                                BY: /s/ Richard C. Pearson
                                    --------------------------------------------
                                    Richard C. Pearson
                                    Vice President and Associate General Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 21, 2009.




       SIGNATURES                                               TITLE


/s/ Michael K, Farrell *                         Chairman of the Board, President and Chief Executive Officer
-----------------------------------
Michael K. Farrell

/s/ Susan A. Buffum *                            Director
-----------------------
Susan A. Buffum

/s/ James J. Reilly *                            Vice President- Finance (principal financial officer)
----------------------------------
James J. Reilly

/s/ Elizabeth M. Forget*                         Director and Executive Vice President
----------------------------------
Elizabeth M. Forget

/s/ George Foulke *                              Director
-----------------------
George Foulke

/s/ Jay S. Kaduson *                             Director and Vice President
-----------------------
Jay S. Kaduson

/s/ Bennett D. Kleinberg *                       Director
----------------------------------
Bennett D. Kleinberg

/s/ Richard C. Pearson *                         Director, Vice President, Associate General Counsel and
----------------------------------
Richard C. Pearson                               Secretary

/s/ Paul A. Sylvester *                          Director and Vice President
----------------------------------
Paul A. Sylvester

/s/ Jeffrey A. Tupper *                          Director and Assistant Vice President
----------------------------------
Jeffrey A. Tupper




                                      By:     /s/ John E. Connolly, Jr.
                                         ---------------------------------------
                                         John E. Connolly, Jr., Attorney-in-fact

* MetLife Investors USA Insurance Company. Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  Exhibit Index




       (h)(iv)    First & Second Amendment to the Participation Agreement with
                  Met Investors Series Trust

       (l)        Actuarial Opinion and Consent

       (m)(i)     Calculation Exhibit (ADG)

       (m)(ii)    Calculation Exhibit (IDG)

       (n)        Consent of Independent Registered Public Accounting Firm

       (r)        Powers of attorney